EXHIBIT 10


                            SECURED CREDIT AGREEMENT

    ($125,000,000 Revolving Credit Facility, Including $10,000,000 Swingline
           Sub-Facility and $5,000,000 Letter of Credit Sub-Facility)

                           dated as of August 8, 2007

                                      among


                                FIRST BANKS, INC.

                                       and

                          THE LENDERS SIGNATORY HERETO


                                       and


                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                    as Agent



                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                   as Sole Lead Arranger and Sole Book Runner



                                               TABLE OF CONTENTS


ARTICLE I.  DEFINITIONS AND ACCOUNTING TERMS...............................................................2

     Section 1.1  Defined Terms............................................................................2
     Section 1.2  Other Interpretive Provisions...........................................................11

ARTICLE II.  COMMITMENTS OF THE LENDERS; BORROWING,
     CONVERSION AND LETTER OF CREDIT PROCEDURES...........................................................12

     Section 2.1   Commitments............................................................................12
             2.1.1. Revolving Loan Commitment.............................................................12
             2.1.2. Increase of the Revolving Loan Commitments............................................12
             2.1.3. Letter of Credit Sub-Facility Commitment..............................................14
             2.1.4. Swingline Commitment..................................................................14
             2.1.5. Term Loan Conversion and Sub-Facility Commitment......................................14
     Section 2.2    Revolving Loan Procedures.............................................................14
             2.2.1  Borrowing Procedures..................................................................14
             2.2.2  Conversion of Principal to Eurodollar Rates...........................................16
     Section 2.3    Letter of Credit Procedures...........................................................18
             2.3.1  Issuance/Lender Participation.........................................................18
             2.3.2  Payment of Amounts Drawn Under Letters of Credit......................................19
             2.3.3  Special Account.......................................................................19
             2.3.4  Authorization for Borrowing...........................................................20
     Section 2.4    Swingline Loan Procedures.............................................................20
             2.4.1  Borrowing Procedures..................................................................20
             2.4.2  Refinancing of Swingline Loans........................................................21
             2.4.3  Repayment of Participations...........................................................22
     Section 2.5    Term Loan Procedures..................................................................23
             2.5.1. Initial Term Loans....................................................................23
             2.5.2. Additional Term Loan Procedure........................................................23
     Section 2.6    Use of Proceeds.......................................................................24

ARTICLE III. EVIDENCING OF  LOANS.........................................................................24

     Section 3.1    Notes.................................................................................24
     Section 3.2    Payment of Initial and Additional Term Loan Notes.....................................24
     Section 3.3    Recordkeeping.........................................................................24

ARTICLE IV.  INTEREST.....................................................................................25

     Section 4.1    Interest Rates........................................................................25
     Section 4.2    Default Interest Rate.................................................................25
     Section 4.3    Interest and Principal Payments.......................................................25
             4.3.1  Interest..............................................................................25
             4.3.2  Principal...........................................................................  26
             4.3.3  Swingline Loans.......................................................................26
     Section 4.4    Making of Payments....................................................................26
     Section 4.5    Payment on Nonbusiness Days...........................................................26
     Section 4.6    Computation of Interest and Fees......................................................27
     Section 4.7    Generally.............................................................................27

ARTICLE V.   FEES, REDUCTIONS AND PREPAYMENTS.............................................................27

     Section 5.1    Commitment Fee........................................................................27
     Section 5.2    Letter of Credit Fees.................................................................28
     Section 5.3    Termination or Reduction of the Revolving Credit Commitments..........................28
     Section 5.4    Voluntary Prepayments.................................................................28
     Section 5.5    Fees on Advances and Indemnity........................................................29
     Section 5.6    Capital Adequacy......................................................................30
     Section 5.7    Failure of Any Lender to Make Advances................................................31
     Section 5.8    Annual Agent's Fees...................................................................31

ARTICLE VI.  CONDITIONS PRECEDENT.........................................................................32

     Section 6.1    Initial Conditions Precedent..........................................................32
     Section 6.2    Conditions Precedent to All Advances..................................................33

ARTICLE VII. REPRESENTATIONS AND WARRANTIES...............................................................34

     Section 7.1    Corporate Existence and Power.........................................................34
     Section 7.2    Authorization of Borrowing; No Conflict as to Law or Agreements.......................34
     Section 7.3    Legal Agreements......................................................................35
     Section 7.4    Subsidiaries..........................................................................35
     Section 7.5    Financial Condition...................................................................35
     Section 7.6    Adverse Change........................................................................35
     Section 7.7    Litigation............................................................................35
     Section 7.8    Regulation U..........................................................................35
     Section 7.9    Taxes.................................................................................36
     Section 7.10   Titles................................................................................36
     Section 7.11   ERISA.................................................................................36
     Section 7.12   Regulatory Matters....................................................................36

ARTICLE VIII. AFFIRMATIVE COVENANTS.......................................................................36

     Section 8.1    Reporting Requirements................................................................37
     Section 8.2    Books and Records; Inspection and Examination.........................................38
     Section 8.3    Compliance with Laws..................................................................38
     Section 8.4    Payment of Taxes and Other Claims.....................................................39
     Section 8.5    Operations............................................................................39
     Section 8.6    Insurance.............................................................................39
     Section 8.7    Preservation of Corporate Existence...................................................39
     Section 8.8    Additional Collateral.................................................................39
     Section 8.9    Notice of Permitted Acquisition.......................................................40

ARTICLE IX.  NEGATIVE COVENANTS...........................................................................40

     Section 9.1    Liens.................................................................................40
     Section 9.2    Indebtedness..........................................................................40
     Section 9.3    Guaranties............................................................................41
     Section 9.4    Shareholder Redemptions...............................................................41
     Section 9.5    Acquisitions..........................................................................41
     Section 9.6    Subordinated Debt.....................................................................41
     Section 9.7    Restrictions on Nature of Business....................................................41
     Section 9.8    Negative Pledges; Subsidiary Restrictions.............................................42
     Section 9.9    Issuance of Additional Stock..........................................................42
     Section 9.10   Regulatory Matters....................................................................42
     Section 9.11   Dividends.............................................................................42

ARTICLE X.   FINANCIAL COVENANTS..........................................................................42

     Section 10.1   Total Risk Based Capital Ratio........................................................42
     Section 10.2   Tier I Risk Based Capital Ratio.......................................................43
     Section 10.3   Leverage Ratio........................................................................43
     Section 10.4   Minimum Return on Assets..............................................................43
     Section 10.5   Maximum Non-Performing Assets.........................................................43
     Section 10.6   Allowance for Loan and Lease Losses...................................................43

ARTICLE XI.  EVENTS OF DEFAULT, RIGHTS AND REMEDIES.......................................................43

     Section 11.1   Events of Default.....................................................................43
     Section 11.2   Rights and Remedies...................................................................46
     Section 11.3   Offset................................................................................47

ARTICLE XII.  THE AGENT...................................................................................47

     Section 12.1   Authorization.........................................................................47
     Section 12.2   Distribution of Payments and Proceeds.................................................47
     Section 12.3   Expenses..............................................................................48
     Section 12.4   Payments Received Directly by Lenders.................................................48
     Section 12.5   Indemnification.......................................................................49
     Section 12.6   Limitations on Agent's Power..........................................................49
     Section 12.7   Exculpation...........................................................................49
     Section 12.8   Agent and Affiliates..................................................................49
     Section 12.9   Credit Investigation..................................................................50
     Section 12.10  Resignation...........................................................................50
     Section 12.11  Assignments...........................................................................50
     Section 12.12  Participations........................................................................51
     Section 12.13  Disclosure of Information.............................................................52

ARTICLE XIII.  MISCELLANEOUS..............................................................................52

     Section 13.1   No Waiver; Cumulative Remedies........................................................52
     Section 13.2   Amendments, Etc.......................................................................53
     Section 13.3   Notice................................................................................53
     Section 13.4   Costs and Expenses....................................................................53
     Section 13.5   Indemnification by Borrower...........................................................53
     Section 13.6   Execution in Counterparts.............................................................54
     Section 13.7   Binding Effect, Assignment............................................................54
     Section 13.8   Governing Law.........................................................................54
     Section 13.9   Consent to Jurisdiction/Jury Waiver...................................................54
     Section 13.10  Severability of Provisions............................................................55
     Section 13.11  Prior Agreements......................................................................55
     Section 13.12  Headings..............................................................................55
     Section 13.13  No Oral Agreements....................................................................55




Exhibit 1.1 A      --     Additional Term Loan Note
Exhibit 1.1 B      --     Borrower Pledge Agreement
Exhibit 1.1 C      --     Compliance Certificate
Exhibit 1.1 D      --     Initial Term Loan Note
Exhibit 1.1 E1     --     Application for Standby Letter of Credit
Exhibit 1.1 E2     --     Standby Letter of Credit Agreement
Exhibit 1.1 F      --     Revolving Loan Commitment Amounts and Percentage
Exhibit 1.1 G      --     Revolving Note
Exhibit 1.1 H      --     San Francisco Company Guaranty
Exhibit 1.1 I      --     San Francisco Company Security Agreement
Exhibit 1.1 J      --     Swingline Loan Note
Exhibit 2.1.2 A    --     Form of Request For Increase in Total Revolving Loan Commitment Amount
Exhibit 2.1.2 B    --     Form of Request for Consent to Increase
Exhibit 2.1.2 C    --     Form of Request for Additional Lender
Exhibit 2.2.1      --     Notice of Borrowing
Exhibit 2.2.2      --     Form of Notice of Conversion/Continuation
Exhibit 2.2.3      --     Permissible Securities
Exhibit 2.4.1      --     Notice of Swingline Borrowing
Exhibit 2.5.2      --     Form of Term Loan Notice
Exhibit 8.9        --     Notice of Permitted Acquisition


Schedule 7.4       --     Subsidiaries
Schedule 7.7       --     Litigation
Schedule 9.2       --     Indebtedness
Schedule 9.3       --     Guaranties


                            SECURED CREDIT AGREEMENT

             THIS SECURED CREDIT AGREEMENT (this "Agreement") dated as of August 8, 2007, is entered into by and among FIRST BANKS, INC., a Missouri corporation ("Borrower"), the financial institutions that have executed this Agreement as lenders (each individually a "Lender" and collectively the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent.

                                WITNESSETH THAT:

             WHEREAS, pursuant to that certain Secured Credit Agreement dated as of August 14, 2003, as amended by First Amendment to Secured Credit Agreement dated as of August 12, 2004, Amended and Restated Secured Credit Agreement dated as of August 11, 2005, and First Amendment to Amended and Restated Credit Agreement dated as of August 10, 2006 (the foregoing collectively the "Existing Credit Agreement"), each made by and between Borrower, Agent, and the lenders who were partner thereto (the "Existing Credit Agreement Lenders");

             WHEREAS the Existing Credit Agreement Lenders most recently severally agreed to make available to Borrower a term loan facility in the amount of One Hundred Million Dollars ($100,000,000), a revolving credit facility in the amount of Ten Million Dollars ($10,000,000) and a revolving letter of credit facility in the amount of One Million Dollars ($1,000,000) upon the terms and conditions set forth in the Existing Credit Agreement;

             WHEREAS,  Borrower has  requested  that  Lenders,  severally,  make available (i) a revolving credit facility in the amount of One Hundred Twenty-Five Million Dollars ($125,000,000) including (a) a revolving letter of credit sub-facility in the amount of Five Million Dollars ($5,000,000), and (b) a swingline loan sub-facility (from Swingline Lender only) in the amount of Ten Million Dollars ($10,000,000), with certain term loan conversion privileges as hereinafter described; and (ii) the right to increase the credit facilities described at (i) above by an amount up to Twenty-Five Million Dollars ($25,000,000), all as hereinafter described (collectively the "Requested Facilities");

             WHEREAS, Borrower, Lenders and Agent desire to enter into this Agreement and, by doing so, amend and replace the Existing Credit Agreement, in its entirety, thereby making available to Borrower the Requested Facilities; and

             WHEREAS, the Lenders are willing, severally, to provide to Borrower the Requested Facilities, all subject to the terms and conditions hereinafter set forth.

             NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                        DEFINITIONS AND ACCOUNTING TERMS

               Section  1.1  Defined  Terms.  As  used in  this  Agreement,  the
                             --------------
following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

               "Acquisition" shall mean any of (i) the acquisition by Borrower or any of its Subsidiaries of stock or other equity interest in any Person, (ii) the acquisition by any Person of stock or other equity interest in Borrower or any of its Subsidiaries, (iii) the consolidation or merger of any Person into Borrower or any of its Subsidiaries, (iv) the consolidation or merger of Borrower or any of its Subsidiaries into any Person, and (v) the transfer, outside of the ordinary course of business, of any assets of any other Person to Borrower or any of its Subsidiaries, or of Borrower or any of its Subsidiaries to any other Person.

               "Additional  Lender"  has the  meaning  ascribed  to that term in
          Section 12.11(a).

               "Additional Term Loan" means a Term Loan made by a Lender pursuant to Section 2.5.2.

               "Additional Term Loan Maturity Date" means, with respect to each Additional Term Loan, the date that is three (3) years from date of the related Additional Term Loan Note.

               "Additional Term Loan Note" means a promissory note evidencing an Additional Term Loan made by a Lender and in the form of Exhibit 1.1 A.

               "Advance" means any advance by the Lenders to the Borrower pursuant to Article II.

               "Affiliate" means any Person (1) which directly or indirectly Controls, or is Controlled by, or is under common Control with, the Borrower or any Subsidiary; (2) which directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of Borrower or any Subsidiary; or (3) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by Borrower or any Subsidiary.

               "Agent" means Wells Fargo Bank, National Association, acting either or both (i) in its capacity as Agent pursuant to Article XII hereof, or any duly appointed successor.

               "Agreement" has the meaning assigned to that term in the preamble of this Agreement.

               "Bank Business Day" means a day other than a Saturday, Sunday, United States national holiday or other day on which banks in Minnesota are permitted or required by law to close.

               "Bank Subsidiary" means any direct or indirect Subsidiary of the Borrower which is a bank or thrift institution, including, without limitation the financial institutions listed in Schedule 7.4 hereof and, beginning one year following the acquisition thereof, any bank or thrift institution subsequently becoming a direct or indirect Subsidiary of Borrower.

               "Base Rate" means the rate of interest publicly announced from time to time by the Agent as its "prime" or "base" rate or, if the Agent ceases to announce a rate so designated, any similar successor rate designated by the Agent. Each change in the Base Rate shall be effective on the day the change in the "prime" or "base" rate is announced within Agent.

               "Borrower" has the meaning assigned to such term in the preamble of this Agreement.

               "Borrower Pledge Agreement" means the collateral pledge agreement in the form of Exhibit 1.1 B pledging to the Agent for the ratable benefit of the Lenders all of the stock of San Francisco Company.

               "Borrowing" means any borrowing under Article II made by the Borrower from each of the Lenders severally (or, in the case of a Swingline Loan, from Swingline Lender).

               "Capitalized Lease" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

               "Closing Date" means the date upon which the last of the conditions precedent specified in Article VI shall be satisfied.

               "Collateral" means collectively Borrower's Special Account and all property which is subject or is to be subject to the Liens granted by the Borrower Pledge Agreement and the San Francisco Company Security Agreement.

               "Commitments" means the (i) several Revolving Credit Commitments of Lenders and (ii) Swingline Commitment of Swingline Lender. When used with reference to a particular Lender, "Commitment" means that Lender's obligation to make Advances in aggregate amounts equal to its Term and Revolving Credit Commitment Amounts.

               "Compliance Certificate" means a certificate in substantially the form of Exhibit 1.1 C, or such other form as the Borrower and the Required Lenders may from time to time agree upon in writing, executed by the Chief Financial Officer of the Borrower and one (1) additional officer of the Borrower identified on the signature page to said
          Exhibit 1.1 C, stating (i) that any financial statements delivered therewith have been prepared in accordance with GAAP, subject to year-end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default and stating in reasonable details the facts with respect to such Default or Event of Default, (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the Financial Covenants, and (iv) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the other covenants.

               "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. For the purposes of the foregoing definition, a shareholder of Borrower shall not be deemed to be directly or indirectly Controlling or Controlled by the Borrower or a Subsidiary, provided the Person in question will not receive any proceeds from the Loans.

               "Default" means any of the events specified in Section 11.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

               "Equity Capital" means, as to Borrower or any Bank Subsidiary, the aggregate of its perpetual preferred stock (and related surplus), common stock, surplus (excluding all surplus related to perpetual preferred stock), undivided profits and capital reserves, plus its net unrealized holding gains (or minus its net realized holding losses) on available-for-sale securities.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.

               "ERISA Affiliate" means any trade or business (whether or not incorporated) which together with the Borrower would be treated as a single employer under Section 4001 of ERISA.

                  "Eurodollar Business Day" means a Bank Business Day on which dealings in U.S. dollar deposits are carried on in the London interbank market.

               "Eurodollar Rate" means the annual rate equal to the sum of (i) the rate obtained by dividing (a) the rate (rounded up to the nearest 1/16 of 1%) determined by the Agent as of 11:00 a.m. London, England time on the second Eurodollar Business Day prior to the date such rate is to become effective to be the average rate at which U.S. dollar deposits are offered or available to banks in the London interbank market for funds to be made available on the first day of any Interest Period in an amount approximately equal to the amount for which a Eurodollar Rate quotation has been requested and maturing at the end of such Interest Period, by (b) a percentage equal to 100% minus the Federal Reserve System reserve requirement (expressed as a percentage) applicable to such deposits, and (ii) the applicable Margin. In making such determination, the Agent shall utilize Telerate page 3750 under the heading "British Bankers Association LIBOR rates" in the column designated "USD," as published by Bridge Information Systems, Inc., or such other comparable source as may be available to the Agent in the event such Telerate page is no longer published or readily available.

               "Eurodollar Rate Funding" means a Borrowing or any portion thereof, or any other portion of the principal balance of any of the Notes, that bears interest at a Eurodollar Rate.

               "Event  of  Default"  has the  meaning  ascribed  to that term in
          Section 11.1, provided that any requirement for the giving of notice, the lapse of time, or both, or any other applicable condition, has been satisfied.

               "Existing Credit Agreement" has the meaning ascribed to such term in the recitals to this Agreement.

               "Existing Credit Agreement Lenders" has the meaning ascribed to such term in the recitals to this Agreement.

               "Existing Term Loan" means the aggregate of all term loans to Borrower outstanding, on the Closing Date, under the Existing Credit Agreement.

               "Federal Funds Rate" means at any time an interest rate per annum equal to the weighted average of the rates for overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Bank Business Day, the average, determined by the Agent, of the quotations for such day for such transactions received by the Agent from three federal funds brokers of recognized standing selected by it, it being understood that the Federal Funds Rate for any day which is not a Bank Business Day shall be the Federal Funds Rate for the next preceding Bank Business Day.

               "Financial Covenants" means any covenant contained in Article X.

               "First Bank" means First Bank, a Missouri state bank.

               "Floating  Rate" means,  at any time, an annual rate equal to the greater of:

               (i)  the Base Rate; or

               (ii) the  Federal  Funds  Rate,  plus  fifty  (50)  basis  points
                    (0.50%).

          The Floating Rate shall change when and as the Base Rate or Federal Funds Rate changes.

               "Funded Debt" of the Borrower means (without duplication) (i) all indebtedness of the Borrower for borrowed money; (ii) indebtedness evidenced by bonds, notes or similar written debt instruments; and
          (iii) the face amount of all letters of credit and bankers' acceptances issued for the account of the Borrower, and, without duplication, all drafts drawn thereunder; provided, however, that in
                                                      --------  -------
          no event shall any calculation of Funded Debt include Subordinated Debt or debt of the type referred to in Section 9.2(b) or Section 9.2(c).

               "Funded Debt Ratio" means the ratio of Funded Debt to Net Income of the Borrower for the most recent period of four (4) fiscal quarters.

               "GAAP"  means  U.S.  generally  accepted  accounting   principles
          applied on a basis consistent with the accounting practices applied in the financial statements described in Section 7.5.

               "Initial Term Loan" means the Term Loan to be made by Lenders pursuant to Section 2.5.1 and in the aggregate amount of the Existing Term Loan.

               "Initial Term Loan Maturity Date" means March 31, 2009.

               "Initial Term Loan Note" means a promissory note evidencing an Initial Term Loan made by a Lender, which is in the form of Exhibit
          1.1 D.

               "Interest Period" means, with respect to any Eurodollar Rate Funding (except as provided at Section 4.7 on the Closing Date of this Agreement), a period of one, two, three or six months beginning on a Eurodollar Business Day, as elected by the Borrower. Each Interest Period shall end on the day in the final month of such Interest Period that immediately precedes the date which numerically corresponds to the first day of such Interest Period, except that (i) if such final month has no numerically corresponding day, then the Interest Period shall end on the last Eurodollar Business Day of such month, and (ii) if an Interest Period would otherwise end on a day which is not a Eurodollar Business Day, such Interest Period shall end on the next following Eurodollar Business Day, unless such next following Eurodollar Business Day is the first Eurodollar Business Day of a month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day.

               "L/C Application" means an Application for Standby Letter of Credit in the form of Exhibit 1.1 E1, and the master Standby Letter of Credit Agreement in the form of Exhibit 1.1 E2, which master Standby Letter of Credit Agreement is incorporated into each such Application for Standby Letter of Credit by reference.

               "L/C Margin" means an amount determined under Section 4.7 that is charged pursuant to Section 5.2.

               "Lender" or "Lenders" has the meaning assigned to such term in the preamble to this Agreement.

               "Letter of Credit" has the meaning provided in Section 2.1.3.

               "Letter of Credit Commitment" means Agent's commitment to issue Letters of Credit as provided in Section 2.1.3 and subject to Section 2.3.

               "Letter of Credit Commitment Amount" means the lesser of Five Million Dollars ($5,000,000) and the Total Revolving Loan Commitment Amount.

               "Leverage Ratio" shall be defined and calculated in accordance with Federal Reserve Board Regulation Y in the case of the Borrower and in accordance with Section 38 of the Federal Deposit Insurance Act in the case of a Bank Subsidiary.

               "Lien" means any mortgage, deed of trust, lien, pledge, security interest or other charge or encumbrance, of any kind whatsoever, including but not limited to the interest of the lessor or titleholder under any Capitalized Lease, title retention contract or similar agreement.

               "Loan"  means any loan or Advance  made to  Borrower  pursuant to
          Article II.

               "Loan Documents" means this Agreement, the Notes, the Borrower Pledge Agreement, the San Francisco Company Guarantee and the San Francisco Company Security Agreement, as each may be renewed, extended, amended, rearranged, restructured, restated, replaced or otherwise modified from time to time.

               "Margin" means amounts determined pursuant to Section 4.7 that is added to other amounts to determine a Eurodollar Rate.

               "Multiemployer Plan" means a Plan described in Section 4001(a)(3) of ERISA which covers employees of the Borrower or any of its Affiliates.

               "Net Income" has the meaning assigned to such term by GAAP, without reference to extraordinary items or adjustments caused solely by changes in applicable accounting principles.

               "Non-Performing Assets" of any Person means the sum of: (i) all loans and leases classified as past due 90 days or more and still accruing interest; (ii) all loans and leases classified as "non-accrual" and no longer accruing interest; (iii) all loans and leases classified as "restructured loans and leases"; (iv) without duplication, all property acquired in repossession or foreclosure and property acquired pursuant to in-substance foreclosure; and (v) if such Person is a Bank Subsidiary, all other "Non-Performing Assets," as reported in the then most recent call report of such Bank Subsidiary.

               "Note" means either a Revolving Note, the Swingline Note, an Initial Term Loan Note or an Additional Term Loan Note, in each case including any new Note issued pursuant to Section 12.11(a).

               "Notes" means, collectively, the Revolving Notes, the Swingline Note, the Initial Term Loan Note and the Additional Term Loan Notes, in each case including any new Note issued pursuant to Section 12.11(a).

               "Notice of Swingline Borrowing" shall have the meaning ascribed thereto in Section 2.4.1.

               "Obligation of Reimbursement" has the meaning given in Section 2.3.2(a).

               "Obligations" means all debts, liabilities, obligations, covenants and duties of the Borrower arising under any of the Loan Documents, whether direct or indirect, absolute or contingent, due or to become due, and whether now existing or hereafter arising.

               "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

               "Percentage" means, with respect to each Lender, the percentage so designated next to such Lender's name in Exhibit 1.1 F, as such percentage may be adjusted from time to time pursuant to Section 12.11.

               "Permitted Acquisition" means any Acquisition by Borrower or any of its Subsidiaries, in each case so long as:

                     (i) no Default or Event of  Default  is  continuing  at the time of such Acquisition, or would be caused by such Acquisition;

                    (ii) all authorizations of governmental agencies,  bodies or authorities which are necessary to approve the Acquisition have been obtained and are in full force and effect, or will be obtained contemporaneously with the earlier to occur of closing of such Acquisition and the making of any Advance for such purpose, and no further approval, consent, order or authorization of or designation, registration, declaration or filing with any governmental authority is required in connection therewith;

                   (iii) in  the case of any Acquisition that is a consolidation or merger,  the  continuing  or  surviving  corporation
                         shall be controlled by the Borrower immediately following the transaction; provided, however, that (A)
                                                     --------  -------
                         a Subsidiary may merge with and into the Borrower or another Subsidiary, but (B) under no circumstances may the Borrower merge into or consolidate with any Subsidiary; and

                    (iv) any notice required in connection with such Acquisition pursuant to Section 8.9 shall have been timely given.

               "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other juridical entity of whatever nature.

               "Plan" means any employee benefit or other plan established, maintained, or to which contributions have been made by the Borrower or any ERISA Affiliate.

               "Primary Equity Capital" of an entity means the aggregate of the allowance for loan and lease losses of such entity, as reported in the most recent quarterly report on Form 10-Q or annual report on Form 10-K filed by the Borrower with the SEC plus the Equity Capital of such entity; provided however that if Borrower shall cease to be required to file quarterly reports on Form 10-Q and/or annual reports on Form 10-K, thereafter the Primary Equity Capital shall be as set forth in Borrower's quarterly financial report, certified by Borrower's Chief Financial Officer, and annual audit report, certified by the auditor of such annual audit report.

               "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

               "Requested Facilities" have the meaning ascribed to such term in the recitals to this Agreement.

               "Required Lenders" means Lenders (including, where relevant, Additional Lenders) having an aggregate Percentage of 66 2/3% or more or, if the Commitments shall have been terminated, having 66 2/3% or more of the aggregate principal amount of all then outstanding Advances.

               "Return on Assets" of a Person means the percentage determined by dividing the Net Income of such Person for the four calendar quarters immediately preceding the date of determination by its total average assets during such period. The total average assets of a Person shall be as reported in quarterly financial statements for such period.

               "Revolving  Credit   Commitment"   means  Lenders'   Commitments,
          severally, to provide revolving loans as provided in Section 2.1.1.

                "Revolving Credit Commitment Amount" means, with respect to each Lender, the Revolving Credit Commitment amount set forth opposite that Lender' s name on Exhibit 1.1F, as that amount may be adjusted from time to time pursuant to Section 5.3 or any assignment made pursuant to Section 12.11.

               "Revolving Credit Termination Date" means August 7, 2008.

               "Revolving  Loans"  shall have the  meaning  provided  in Section
          2.1.1.

               "Revolving Loan Margin" means an amount  determined under Section
          4.7 that is charged pursuant to Section 4.1.

               "Revolving Note" means a Note evidencing a Revolving Loan made by a Lender, which Note is in the form of Exhibit 1.1 G attached hereto.

               "San Francisco Company" means The San Francisco Company, a Delaware corporation.

               "San Francisco Company Guaranty" means the Guaranty, in the form of Exhibit 1.1 H, whereby San Francisco Company guarantees to the Lenders payment of the Obligations.

               "San Francisco Company Security Agreement" means the San Francisco Company Security Agreement, in the form of Exhibit 1.1 I, pledging to the Agent for the ratable benefit of the Lenders all of the stock of First Bank.

               "SEC" means the federal Securities and Exchange Commission.

               "Subordinated Debt" means indebtedness of the Borrower or any of its Subsidiaries which is subordinated in right of payment to all indebtedness of the Borrower to any Lender, on terms that have been approved in writing by the Required Lenders and that have been noted by appropriate legend on all instruments evidencing the Subordinated Debt.

               "Subsidiary" means, as to Borrower, any business entity, including, but not limited to any corporation, limited liability company, partnership, limited partnership, limited liability partnership, business trust, or any similar entity, with total assets exceeding $1,000,000 of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which corporation is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by the Borrower or a Subsidiary of Borrower.

               "Swingline  Advance"  means any advance made by Agent pursuant to
          Section 2.4.

               "Swingline  Borrowing" means any borrowing made by Borrower under
          Section 2.4.

               "Swingline   Commitment"  means  Agent's  commitment  to  provide
          Swingline Advances as provided in Section 2.1.4.

               "Swingline Sub-Facility" means the credit facility provided pursuant to Section 2.1.4.

               "Swingline Lender" means Wells Fargo Bank, National Association, a national banking association, in its capacity as provider of the Swingline Sub-Facility.

               "Swingline Loan Commitment Amount" means, with respect to Agent only, the lesser of (i) the amount of Ten Million Dollars ($10,000,000), and (ii) the Total Revolving Loan Commitment Amount. The Swingline Loan Commitment Amount is a part of and not in addition to the Total Revolving Loan Commitment Amount.

               "Swingline Note" means a note evidencing the Swingline Loan made by Swingline Lender in the form of Exhibit 1.1 J.

               "Term Loan" shall have the meaning provided in Section 2.1.5.

               "Term Loan Margin" means an amount determined under Section 4.7 that is charged pursuant to Section 4.1.

               "Term Note" means a note evidencing a Term Loan made by a Lender.

               "Tier I Risk Based Capital Ratio" shall be defined and calculated in accordance with Federal Reserve Board Regulation Y in the case of the Borrower and in accordance with Section 38 of the Federal Deposit Insurance Act in the case of a Bank Subsidiary.

               "Total Revolving Loan Commitment Amount" means the sum of One Hundred Twenty-Five Million Dollars ($125,000,000) as that amount may be increased from time to time pursuant to Section 2.1.2, and reduced by all Swingline Loans, Revolving Loans, Term Loans, Letters of Credit, and Obligation of Reimbursement at any time outstanding, as well as Section 5.3.

               "Total Risk Based Capital Ratio" shall be defined and calculated in accordance with Federal Reserve Board Regulation Y in the case of the Borrower and in accordance with Section 38 of the Federal Deposit Insurance Act in the case of a Bank Subsidiary.

               Section 1.2 Other Interpretive Provisions.
                           -----------------------------

               (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP as applied in the preparation of the financial statements and reports referred to in Section 8.1, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

               (b) the amount of all Loans from time to time outstanding shall include all accrued and unpaid interest, fees and charges.

               (c) Section references are to this Agreement unless otherwise specified.

               (d) Schedules and Exhibits referred to herein are attached to and made a part hereof unless otherwise specified.

               (e) The term "including" is not limiting and means "including without limitation."

               (f) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

               (g) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement and the other Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation.

               (h) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and each shall be performed in accordance with its terms.

               (i) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Borrower, Lenders and Agent and the other parties thereto and are the products of all parties. Accordingly, they shall not be construed against Borrower, Agent or Lenders merely because of Borrower's, Agent's or any Lender's involvement in their preparation.

                                   ARTICLE II.

                COMMITMENTS OF THE LENDERS; BORROWING, CONVERSION

                         AND LETTER OF CREDIT PROCEDURES

               Section  2.1  Commitments.  On  and  subject  to  the  terms  and
                             -----------
conditions of this Agreement, each of the Lenders, severally and for itself alone, agrees to make loans to, and to issue or participate in letters of credit for the account of, the Borrower as follows:

               2.1.1.  Revolving Loan  Commitment.  Subject to Section 2.2, each
                       --------------------------
          Lender shall make a loan to Borrower, on a revolving basis (collectively, the "Revolving Loans"), from time to time through the Revolving Credit Termination Date, to the extent of such Lender's
          Percentage of the aggregate amount requested by Borrower from all Lenders in accordance with this Agreement; provided however that the aggregate of all Revolving Loans outstanding shall at no time exceed the Total Revolving Loan Commitment Amount.

               2.1.2   Increase of the Revolving Loan Commitments.
                       ------------------------------------------

                       (a)   The  Borrower  may, at its  election at any time or
               from time to time after the date hereof, and prior to thirty (30) days before the Revolving Credit Termination Date, increase the Total Revolving Loan Commitment Amount by the aggregate amount of up to Twenty-Five Million Dollars ($25,000,000); provided and subject to the express conditions precedent that: (i) each proposed increase in the Revolving Credit Commitment Amount of any Lender shall be subject to the written consent of such Lender (it being expressly agreed and understood by the Borrower that no Lender has agreed or committed or otherwise undertaken to agree or commit to increase the Revolving Credit Commitment Amount of such Lender above such Lender's Revolving Credit Commitment Amount as in effect on August 8, 2007, and set forth on Exhibit 1.1 F), (ii) each such increase of the Total Revolving Loan Commitment Amount shall be in an amount that is an integral multiple of Five Million Dollars ($5,000,000) and not less than Ten Million Dollars ($10,000,000), (iii) the Borrower shall not request to increase the Total Revolving Loan Commitment Amount if, after giving effect to any permanent reduction of the Total Revolving Loan Commitment Amount in accordance with Section 5.3, the sum of the Total Revolving Loan Commitment Amount would exceed the amount of One Hundred Fifty Million Dollars ($150,000,000), (iv) the Borrower shall not request to increase the Total Revolving Loan Commitment Amount more than twice, (v) no Default or Event of Default shall have occurred and be continuing at the time of such increase or as a result of such increase, (vi) each increase of the Total Revolving Loan Commitment Amount may be made ratably among the Lenders participating in such increase in accordance with their respective Percentages, or may be made in such other increments satisfactory to each such Lender, in each case subject to the written consent of each such Lender (provided, however,
                                                             --------   -------
               that the Lenders' respective Percentages in connection with any outstanding Term Loans as of the effective date of such increase shall remain the same), and (vii) notwithstanding Article XII hereof, additional Persons may become Lenders under this Agreement to accommodate such increase, subject to the consent of the Borrower and the Agent, such consent not to be unreasonably withheld, conditioned or delayed.

                       (b) The Borrower shall notify the Agent in writing of any request to increase the Total Revolving Loan Commitment Amount under this Section 2.1.2 at least thirty (30) days prior to the desired effective date of such increase, specifying such election and the effective date thereof, in the form of Exhibit
               2.1.2 A. Such notice shall be accompanied by the resolutions of the board of directors of the Borrower and The San Francisco Company approving such increase, as certified by the Secretary or an Assistant Secretary of the Borrower and The San Francisco Company. Within five (5) Bank Business Days after receipt of any such notice, the Agent shall advise the Lenders of the contents thereof. Each Lender shall have the option, in its sole discretion, to subscribe for its Percentage of such requested increase. The Lenders shall respond in writing to the Borrower's request through the Agent within ten (10) Bank Business Days from notification by the Agent of the Borrower's request for increase. Any Lender not responding within ten (10) Bank Business Days shall be deemed to have declined to participate in the Borrower's request for increase to the Total Revolving Loan Commitment Amount. At the option of the Borrower, any part of the increase in the Total Revolving Loan Commitment Amount not so subscribed may be assumed by one or more existing Lenders or assumed by another financial institution or institutions designated by the Borrower and acceptable to the Agent, which consent shall not be unreasonably withheld, conditioned or delayed, upon submission of the notice to Agent in the form of Exhibit 2.1.2 B, in the case of an existing Lender, or Exhibit 2.1.2 C, in the case of a new lender. Each notice delivered by the Borrower pursuant to this
               Section 2.1.2 shall be irrevocable.

                       (c) If the Total Revolving Loan Commitment Amount shall be increased as provided at this Section 2.1.2, before there shall be made any Advance that would cause the Revolving Loans by any Lender to exceed such Lender's Revolving Loan Commitment Amount(as the same existed immediately before such increase), the Borrower shall execute and deliver to such Lender a Revolving
               Note in the amount of such increase.

               2.1.3.  Letter  of Credit  Sub-Facility  Commitment.  Subject  to
                       -------------------------------------------
          Section 2.3, Agent shall, from time to time, issue one or more letters of credit (each a "Letter of Credit"), for the account of Borrower, through the Revolving Credit Termination Date, in an aggregate amount at any time outstanding not to exceed the Letter of Credit Commitment Amount. Letters of Credit provided pursuant to this Agreement, together with all Obligations of Reimbursement, shall, while outstanding, reduce the amount otherwise available pursuant to the Letter of Credit Commitment. Each Letter of Credit shall be at the request and for the account of Borrower pursuant to a separate L/C Application entered into by Borrower, as applicant. The terms and conditions set forth in each L/C Application shall supplement the terms and conditions hereof, but, in the event of any inconsistency between the terms and conditions of any such L/C Application, and the terms of the Agreement, the terms hereof shall control. Each Lender shall be deemed to purchase and hold a participation in each Letter of Credit to the extent of such Lender's Percentage thereof.

               2.1.4.  Swingline  Sub-Facility Commitment.  Subject  to  Section
                       ----------------------------------
          2.4, Swingline Lender shall make loans (each a "Swingline Loan" and collectively the "Swingline Loans") to Borrower from time to time during the period from the Closing Date through the Revolving Credit Termination Date notwithstanding the fact that any Swingline Loans, when aggregated with Swingline Lender's Percentage of all outstanding Revolving Loans (in its capacity as a Lender) may exceed the amount of such Lender's Revolving Loan Commitment; provided however that, after giving effect to any Swingline Loan, the aggregate of all Swingline Loans shall at no time exceed the Swingline Loan Commitment Amount; and provided further that no Swingline Loan shall be made to refinance an outstanding Swingline Loan. Within the limits herein set forth, Borrower may repay and reborrow Swingline Loans. Each Lender hereby irrevocably and unconditionally agrees to, purchase from Swingline Lender a participation in each Swingline Loan in an amount equal to such Lender's Percentage of such Swingline Loan.

               2.1.5.  Term Loan Conversion and Sub-Facility Commitment. Subject
                       ------------------------------------------------
          to Section 2.5, (i) on the Closing Date each Lender shall make the Initial Term Loan to Borrower to the extent of such Lender's Percentage thereof and (ii) from time to time through the Revolving Credit Termination Date, at the election to Borrower, Borrower may request that all or any portion of any then outstanding Revolving Loans be converted to an Additional Term Loan and/or a new Advance made as an Additional Term Loan, which Additional Term Loan, if and to the extent a Revolving Loan, shall be deemed made to Borrower by each Lender in such Lender's Percentage that was applicable to the converted Revolving Loan and, if and to the extent it is a new Advance, shall be made by each Lender's then Percentage. Each Lender's Initial Term Loan and all such Lender's Additional Term Loans shall collectively comprise such Lender's "Term Loan" to Borrower. Notwithstanding the foregoing, in no event shall the aggregate of all Revolving Loans, Term Loans, Swingline Loans, Letter of Credits, and Obligation of Reimbursement exceed the aggregate Revolving Credit Commitment Amounts.

               Section 2.2   Revolving Loan Procedures.
                             -------------------------

               2.2.1   Borrowing Procedures.
                       --------------------

                       (a) Each Revolving Loan shall occur following written request via such form as is attached as Exhibit 2.2.1 or telephonic request to the Agent from the Borrower, with any such telephonic request to be confirmed by fax in such form as is attached as Exhibit 2.2.1. Each such notice or request shall specify: (i) the date of the requested Revolving Loan; (ii) the amount thereof; and (iii) if any portion of such Revolving Loan will bear interest at a Eurodollar Rate, the Interest Period selected by the Borrower with respect thereto. Such notice or request must be received by the Agent not later than 10:00 a.m. (California time) on the Bank Business Day prior to the day on which such Revolving Loan is to occur or, if all or any portion of the Revolving Loan will bear interest at a Eurodollar Rate, not later than three Eurodollar Business Days prior to the date on which such Revolving Loan is to occur. Each Borrowing shall be in the amount of (i) not less than $1,000,000 or (ii) in an integral multiple of $100,000 greater than $1,000,000. The Borrower shall be obligated to repay all Revolving Loans made to it notwithstanding the fact that the Person requesting the same was not in fact authorized so to do. Any request for a Revolving Loan shall be deemed to be a representation that the statements set forth in Article VII are correct except to the extent that the same relate specifically to an earlier date.

                       (b)   Upon receiving a request for a Borrowing under this
               Section 2.2.1, and in any event not later than 11:00 a.m. (California time) on the day that the request is received, the Agent will notify the Lenders of the amount of the requested
               Borrowing, the amount of each Lender's Revolving Loan with respect thereto, and, if applicable, the fact that the Borrower has elected a Eurodollar Rate and the Interest Period selected by the Borrower. Upon fulfillment of the applicable conditions set forth in Article VI, each Lender shall remit its Percentage of the requested Revolving Loan to the Agent in immediately available funds. Each Lender shall make each Advance to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 11:00 a.m. (California time) to the account of the Agent most recently designated by it for such purpose by notice to the Lenders. The Agent will make such Advances available to the Borrower by wire transferring the same to an account designated by the Borrower at First Bank or in such other manner as the Agent and the Borrower may from time to time agree in writing, prior to 12:00 noon (California time) on the day of the requested Revolving Loan. The Agent shall have no obligation to disburse the requested Borrowing if any condition set forth in Article VI has not been satisfied on the day of the requested Revolving Loan. Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Agent such Lender's Percentage of such Revolving Loan, the Agent may assume that such Lender has made such share available on such date in accordance with this Section 2.2.1 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its Percentage of the applicable Revolving Loan available to the Agent, then the applicable Lender agrees to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Agent, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender's Percentage in such Revolving Loan.

                       (c) In the event that any one or more Lenders' obligations to make Advances at the Eurodollar Rate are suspended pursuant to Section 2.2.2(c) following a request for a Borrowing that specifies that a Eurodollar Rate is to apply, such Lenders shall nevertheless be obliged to fund their respective Advances, and such Advances shall bear interest at the Floating Rate until they are repaid or until such Lenders may again make, maintain or fund Advances at the Eurodollar Rate and the Borrower requests pursuant to Section 2.2.2(a) that a Eurodollar Rate be applicable to such Advances.

                2.2.2  Conversion of Principal to Eurodollar Rates.
                       -------------------------------------------

                       (a) At the election of the Borrower, which election may be exercised from time to time, the Borrower may request in writing via such form as attached as is Exhibit 2.2.2 or by telephonic request to be confirmed by fax in such form as is attached as Exhibit 2.2.2 that a Eurodollar Rate be applicable for the portion of the outstanding principal balance of the Term or Revolving Notes (including any Revolving Loan requested or to be requested) and for the Interest Period indicated by the Borrower in its request. The portion of the outstanding balance of the Notes for which a Eurodollar Rate is requested must, on the first day of the applicable Interest Period, either (A) bear interest at the applicable Floating Rate, or (B) bear interest at an applicable Eurodollar Rate with respect to which the Interest Period expires on such first day. A request for a Eurodollar Rate must be received by the Agent before 10:00 a.m. (California time) on the day three (3) Eurodollar Business Days before the first day of the proposed Interest Period. Upon receiving a request for a Eurodollar Rate, and in any event not later than the close of business on the day that the request is received, the Agent will notify the Lenders of the Note (Term or Revolving) subject to such Eurodollar Rate and the amount and Interest Period applicable thereto. Not later than 2:00 p.m. (California time) on the second (2nd) Eurodollar Business Day prior to the date on which such Eurodollar Rate is to become effective, the Agent will notify the Lenders and the Borrower of the interest rate to be applicable thereto. Following a request for a Eurodollar Rate under this Section 2.2.2, or pursuant to
               Section 2.2.1, the Eurodollar Rate as determined hereunder shall be the interest rate applicable for the proposed Interest Period to the portion of the outstanding principal balance of the Notes to which the quotation related, subject to fluctuations in the applicable Margin (and the remaining part of the principal balance of those Notes (and any other Notes), if any, shall continue to bear interest at the rate or rates previously applicable to such amounts). At the termination of such Interest Period, the interest rate applicable to that portion of the principal balance of those Notes to which the Eurodollar Rate quotation was applicable shall revert to the Floating Rate unless a new Eurodollar Rate quotation with respect thereto is requested by the Borrower in accordance with this Section 2.2.2.

                       (b) The Eurodollar Rate applicable to each Eurodollar Rate Funding shall be determined by the Agent between the opening of business and 9:00 a.m. (California time) on the second (2nd) Eurodollar Business Day prior to the beginning of the applicable Interest Period. Promptly following such determination, the Agent shall give notice thereof (which may be by telephone if promptly confirmed by fax) to the Borrower and each Lender. Each such determination of the applicable Eurodollar Rate shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. The Agent, upon written request of the Borrower or any Lender, shall deliver to the Borrower or such requesting Lender a statement showing the computations used by the Agent in determining the applicable Eurodollar Rate hereunder.

                       (c) In no event shall more than six (6) Eurodollar Rate Fundings be outstanding at any one time. In no event may the Borrower request a Eurodollar Rate Funding if, after giving effect to such Eurodollar Rate Funding, the Borrower would be required to prepay the Eurodollar Rate Funding in order to pay the principal amount of the related Revolving or Term Loans on the (as applicable) Revolving Credit or Term Loan Termination Date. In no event may the Borrower rescind any request for a Eurodollar Rate Funding once made. Notwithstanding anything to the contrary in this Agreement, the Agent and the Lenders shall have no obligation to honor any request for a Eurodollar Rate

               Funding if a Default or Event of Default has occurred and is continuing when such request is made or on the first (1st) day of the Interest Period applicable thereto. If on or prior to the first day of any Interest Period the Agent reasonably determines (which determination shall be conclusive) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or the Required Lenders both reasonably determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding the requested Eurodollar Rate Funding for such Interest Period, then the Agent shall give the Borrower prompt notice thereof specifying the amounts or periods and, so long as such condition remains in effect, the Lenders shall be under no obligation to fund any Eurodollar Rate Fundings and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Rate Fundings, either prepay such Eurodollar Rate Fundings or convert such Eurodollar Rate Fundings into Floating Rate Borrowings in accordance with the terms of this Agreement. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender to make, maintain, or fund Advances at the Eurodollar Rate hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make, maintain or fund Advances at the Eurodollar Rate shall be suspended until such time as such Lender may again make, maintain, and fund Advances at the Eurodollar Rate. If the obligation of any Lender to make, maintain or fund Advances at the Eurodollar Rate shall be suspended pursuant to this Section 2.2.2(c), such Lender's affected Advances shall be automatically converted into Floating Rate Advances on the last day(s) of the then current Interest Period(s) for the affected Advances.

                       (d) Absent error, the records of the Agent shall be conclusive evidence as to the amount of each Eurodollar Rate Funding and the interest rate and Interest Period applicable thereto.

               Section 2.3   Letter of Credit Procedures.
                             ---------------------------

               2.3.1   Issuance/Lender Participation.
                       -----------------------------

                       (a) Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into by the Borrower, as applicant, completed in a manner satisfactory to the Agent, and delivered to the Agent at least five (5) Bank Business Days prior to the date such Letter of Credit is to be issued. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but in the event of inconsistency between the terms of any such L/C Application and the terms hereof, the terms hereof shall control.

                       (b) Each Lender shall be deemed to hold a participation interest in each Letter of Credit equal to that Lender's Percentage of the face amount of that Letter of Credit. If the Agent makes any payment pursuant to the terms of any Letter of Credit and is not promptly reimbursed, the Agent may request that each Lender pay such Lender's Percentage of the unreimbursed amount. Upon receipt of any such request prior to 11:00 a.m. (California time) on a Bank Business Day, the recipient shall be unconditionally and irrevocably obligated to pay its Percentage of the unreimbursed amount to the Agent in immediately available funds prior to 1:00 p.m. (California time) on such date. Notices received after 11:00 a.m. (California time) shall be deemed to have been received on the following Bank Business Day. If full payment is not made by a Lender when due hereunder, then the applicable Lender agrees to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Agent, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender's Percentage in such Letter of Credit. After making any payment to the Agent under this subsection in connection with a particular Letter of Credit, a Lender shall be entitled to participate to the extent of its Percentage in the related reimbursements and any interest thereon received by the Agent from the Borrower or otherwise. Upon receiving any such reimbursement, the Agent will distribute to each Lender its Percentage of such reimbursement and any interest thereon.

                       (c)   No Letter of Credit  shall be issued with an expiry
               date later than ninety (90) days  after  the   Revolving   Credit
               Termination Date.

                       (d) Any request for the issuance of a Letter of Credit under this Section 2.3 shall be deemed to be a representation that the statements set forth in Article VII hereof are correct except to the extent that the same relate specifically to an earlier date.

               2.3.2   Payment  of  Amounts  Drawn  Under Letters of Credit. The
                       ----------------------------------------------------
          Borrower shall pay the Agent any and all amounts required to be paid under the applicable L/C Application, when and as required to be paid thereby, including all amounts designated below, when and as designated:

                       (a) The Borrower shall pay the Agent on the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Agent may pay or incur relative to such draw, plus interest on all such amounts, charges and expenses as set forth below (all such amounts are hereinafter referred to, collectively, as the "Obligation of Reimbursement").

                       (b) The Borrower shall pay the Agent on demand interest on all amounts, charges and expenses payable by the Borrower to the Agent under this Section 2.3.2, accrued from the date any such draft is paid, or any such charge or expense is paid or incurred, by the Agent until payment in full by the Borrower at the Floating Rate.

                       (c) Upon the occurrence of any Default or Event of Default, and so long as any such Default or Event of Default continues without written waiver thereof by the Required Lenders, the rate of interest on all amounts, charges and expenses payable by the Borrower to the Agent under this Section 2.3.2 shall be the Floating Rate plus four percent (4.00%).

               2.3.3   Special Account.
                       ---------------

                       (a) If the Commitments are terminated in whole pursuant to Section 5.3, or if an Event of Default shall occur and be continuing, and in any event on the Revolving Credit Termination Date, the Borrower shall pay the Agent in immediately available funds, for deposit in a deposit account established for the sole purpose of holding such funds, an amount equal to the maximum aggregate amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder (the "Maximum Reimbursement Obligation"). Alternatively, the Borrower may transfer to the Agent cash and Permissible Securities for deposit in a securities account established for the sole purpose of holding such funds, of an aggregate Collateral Value equal to the Maximum Reimbursement Obligation; provided, however, that if the Borrower wishes to
                            --------   -------
               transfer Permissible Securities in lieu of cash, it must simultaneously deliver to the Agent such account and control agreements and such other documents as the Agent may reasonably determine are necessary in order to establish and perfect the security interest referred to in subsection (c), below. Any such deposit account or securities account shall be referred to herein as the "Special Account."

                       (b) "Permissible Securities" means securities described in Exhibit 2.2.3, and the "Collateral Value" of a Permissible Security is its market value, as reasonably determined by the Agent, multiplied by the percentage determined pursuant to
               Exhibit 2.2.3. The "Collateral Value" of cash is its face value.

                       (c) The Borrower hereby grants to the Agent, for the benefit of the Lenders, a security interest in the Special
               Account and all funds and Permissible Securities held therein from time to time and all proceeds thereof, as security for the payment of all Obligations. Any interest earned on funds and Permissible Securities deposited in the Special Account shall be credited to the Special Account. Amounts on deposit in the Special Account may be applied by the Agent at any time or from time to time to the Borrower's Obligation of Reimbursement or any other Obligations, in the Agent's sole discretion, and shall not be subject to withdrawal by the Borrower so long as the Agent maintains a security interest therein. The Agent agrees to transfer any balance of cash or Permissible Securities in the Special Account to the Borrower at such time as the Obligations have been paid in full.

               2.3.4   Authorization for Borrowing.  In   the   event  that  the
                       ---------------------------

          Borrower  shall be obligated  to make any payment  pursuant to Section
          2.3.2 or any payment or transfer of securities pursuant to Section 2.3.3, and shall not have made other arrangements for payment or transfer of securities as of the due date, then the Agent will initiate an Advance in an amount not to exceed the amount available to be borrowed pursuant to Section 2.1.1 without request from the Borrower and use the proceeds to satisfy such payment Obligation. The procedure for such Borrowing, and the Agent's and Lenders' rights and Obligations with respect thereto, shall be in all respects identical to those applicable to an Advance initiated by the Borrower pursuant to Section 2.1.1, and such Advance shall not itself cause a Default or Event of Default. The Borrowing in respect of such Advance shall bear interest at the Floating Rate.

               Section 2.4   Swingline Loan Procedures.
                             -------------------------

                    2.4.1   Borrowing Procedures. Each Swingline Borrowing shall
                            --------------------
               be made upon the Borrowers' written request to the Swingline Lender and the Agent via such form as is attached as Exhibit
               2.4.1 or telephonic request to Swingline Lender and Agent with any telephonic request to be confirmed by fax in such form of Notice of Swingline Borrowing as is attached as Exhibit 2.4.1. Each such request must be received by the Swingline Lender and the Agent not later than 11:00 a.m. (California time), on the same Bank Business Day as the requested borrowing date and shall specify (i) the amount to be borrowed, which amount shall be a minimum amount of $100,000 or an integral multiple of $25,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Bank Business Day. Promptly after receipt by the Swingline Lender of any telephonic Notice of Swingline Borrowing, the Swingline Lender will confirm with the Agent (by telephone or in writing) that the Agent has also received such Notice of Swingline Borrowing and, if not, the Swingline Lender will notify the Agent (by telephone or in writing) of the contents thereof. Unless the Swingline Lender has received notice (by telephone or in writing) from the Agent prior to 12:00 p.m. (California time), on the date of the proposed Swingline Borrowing (A) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in Section 2.1.4 or (B) that one or more of the applicable conditions specified in Section 6.2 is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender will, not later than 1:00 p.m. (California time), on the borrowing date specified in such Notice of Swingline Borrowing, make the amount of its Swingline Loan available to the Borrowers by wire transferring the same to the account designated by Borrower at First Bank or in such other manner as the Swingline Lender and Borrower may agree upon in writing prior to 1:00 p.m. (California time) on the day of the requested Swingline Loan.

                       2.4.2 Refinancing of Swingline Loans.
                             ------------------------------

                       (a) The Swingline Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably requests the Swingline Lender to act on its behalf for purposes of this Section 2.4.2), under this Section 2.4.2, that each Lender make a Revolving Loan in an amount equal to such Lender's Percentage of the amount of Swingline loans then outstanding. Such request shall be made in accordance with the requirements of Section 2.2.1, without regard to the minimum and multiples specified therein for the principal amount of Revolving Loans, but subject to the unutilized portion of the Total Revolving Loan Commitment Amount and the conditions set forth in
               Section 6.2. Each Lender shall make an amount equal to its Percentage of the amount specified in such notice available to the Agent in immediately available funds for the account of the Swingline Lender at the Agent's Office not later than 12:00 p.m. (California time), on the day specified in such notice, whereupon, subject to Section 2.4.2(b), each Lender that so makes funds available shall be deemed to have made a Revolving Loan to the Borrower in such amount. The Agent shall remit the funds so received to the Swingline Lender.

                       (b) If for any reason any Revolving Loan Borrowing cannot be requested in accordance with Section 2.4.2(a or any
               Swingline Loan cannot be refinanced by such a Revolving Loan Borrowing, the request submitted by the Swingline Lender shall be deemed to be a request by the Swingline Lender that each of the Lenders fund its participation in the relevant Swingline Loan and each Lender's payment to the Agent for the account of the Swingline Lender pursuant to Section 2.4.2(a) shall be deemed payment in respect of such participation.

                       (c) If any Lender fails to make available to the Agent for the account of the Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this
               Section 2.4.2 by the time specified in Section 2.4.2(a), the Swingline Lender shall be entitled to recover from such Lender (acting through the Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Swingline Lender submitted to any Lender (through the Agent) with respect to any amounts owing under this clause (c) shall be conclusive absent manifest error.

                       (d) Each Lender's obligation to make Revolving Loans or to purchase and fund participations in Swingline Loans pursuant to this Section 2.4.2 shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or Event of Default, or
               (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing. Any such purchase of participations shall not relieve or otherwise impair the Obligation of the Borrower to repay Swingline Loans, together with interest as provided herein.

                       2.4.3 Repayment of Participations.
                             ---------------------------

                       (a) At any time after any Lender has purchased and funded a participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Lender such Lender's Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation was outstanding and funded) in the same funds as those received by the Swingline Lender.

                       (b) If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender, each Lender shall pay to the Swingline Lender such Lender's Percentage thereof on demand of the Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Agent will make such demand upon the request of the Swingline Lender.

                       (c) Until each Lender funds its Revolving Loan or participation, in each case pursuant to this Section 2.4 to refinance such Lender's Percentage of any Swingline Loan, interest in respect of such Lender's Percentage thereof shall be solely for the account of the Swingline Lender. Borrower shall make payments of interest on each Swingline Loan at the time and in the manner referred on Revolving Loan.

                       (d) Borrower shall make all payments of principal and interest in respect of the Swingline Loans directly to the Swingline Lender.

               Section 2.5  Term Loan Procedures.
                            --------------------

               2.5.1.  Initial  Term  Loans.  Each  Initial  Term Loan  shall be
                       --------------------
represented by an Initial Term Loan Note.

               2.5.2.  Additional Term Loan Procedure.
                       ------------------------------

                       (a) Each Additional Term Loan shall occur following written request via such form as is attached in Exhibit 2.5.2 (a "Term Loan Notice") or telephonic request to be confirmed by fax in such form as is attached in Exhibit 2.5.2. Each such request shall specify: (i) the effective date of the requested Additional Term Loan; (ii) the amount thereof; and (iii) the portion of the outstanding Revolving Loans to which such Additional Term Loan is to be applied, if any, including the rate(s) of interest currently applicable thereto and, if a Eurodollar rate is applicable to any portion thereof, the Interest Period(s) that was/were selected by Borrower at inception of the related Revolving Loan. If and to the extent the Additional Term Loan is to be an initial Advance (i.e. not being applied to any outstanding Revolving Loans), then the Term Loan Notice or request shall specify whether any portion(s) of such Term Loan that is an initial Advance will bear interest at a Eurodollar rate, and the interest period(s) selected by the Borrower with respect thereto. No such Term Loan Notice or request shall be effective unless and until Agent shall have received the
               Additional  Term  Loan  Notes in  respect  thereof  specified  at
               Section 6.2 (c). If and to the extent any Additional Term Loan is not an initial Advance, it shall bear interest at the same rate(s) of interest applicable to the Revolving Loans that are satisfied thereby provided however that, in determining such Eurodollar rate(s), the applicable Margin shall be determined in accordance with Section 4.7. If such Term Loan Notice is being applied to Revolving Loans in the exact amount of such Revolving Loans, then any request must be received by 10:00 a.m. (California time) on the Bank Business Day that the Term Loan is to occur. If and to the extent any Additional Term Loan that is the subject of a Term Loan Notice represents an additional Advance, it shall be funded as provided in the final sentence of
               Section 2.5.2(b). Each Additional Term Loan shall be in an amount of not less than Ten Million Dollars ($10,000,000). Any request for any Additional Term Loan shall be deemed to be a representation that all statements set forth in Article VII are correct except to the extent the same relate specifically to an earlier date.

                       (b) Upon receiving a request for a Term Loan Notice, and in any event not later than 11:00 a.m. (California time) on the day such Term Loan Notice is received, Agent will notify each of the Lenders of the effective date of the requested Additional Term Loan, the amount thereof and the portion of the outstanding Revolving Loan to which such Additional Term Loan is to be applied, if any, including the interest rate(s) currently applicable thereto, if applicable, if any Eurodollar Rate(s) is/are applicable to any portion thereof, the Interest Period(s) that had been selected by Borrower at inception thereof, or that are being selected, at the initial Advance of such Term Loans, and a copy of the related Additional Term Loan Note payable to such Lender duly executed on behalf of Borrower. Promptly thereafter Agent shall deliver such Additional Term Loan Note to such Lender. In the event all or any part of any Term Loan that is the subject of a Term Loan Notice is an initial Advance, the funding procedures set forth in Section 2.2.1(b) (excepting the first sentence thereof and substituting the term "Term Loan" for "Revolving Loan" throughout) shall apply.

               Section 2.6   Use of Proceeds. The proceeds of the Advances shall
                             ---------------
be used by the Borrower (i) to refinance existing indebtedness under the Existing Credit Agreement including the Existing Term Loan; (ii) for its general corporate purposes, including redemption of Subordinated Debt in connection with redemption of trust preferred securities guaranteed by Borrower; and (iii) for Permitted Acquisitions.

                                  ARTICLE III.

                               EVIDENCING OF LOANS

               Section 3.1   Notes.  The  Revolving  Loans  made  by each Lender
                             -----
shall be evidenced by and repayable in accordance with a single promissory note of Borrower payable to the order of such Lender substantially in the form of a Revolving Note. The Swingline Loans made by Swingline Lender shall be evidenced by a single promissory note of Borrower payable to the order of Swingline Lender substantially in the form of the Swingline Note. The Initial Term Loan made by each Lender shall be evidenced by and repayable in accordance with a single promissory note of Borrower payable to the order of such Lender substantially in the form of an Initial Term Loan Note. Each Additional Term Loan made by each Lender shall be evidenced by and repayable in accordance with a separate promissory note of Borrower payable to the order of such Lender substantially in the Form of an Additional Term Loan Note.

               Section 3.2   Payment of Initial and Additional  Term Loan Notes.
                             --------------------------------------------------
The entire principal balance of each Initial Term Loan made by each Lender shall be repaid in seven (7) equal quarterly installments, each equal to one-seventh (1/7th) of such original principal balance and a final payment, equal to the entire remaining principal balance of such Initial Term Loan (and all accrued and unpaid interest thereon and other sums payable in connection therewith) due on the Initial Term Loan Maturity Date. The entire original principal balance of each Additional Term Loan made by each Lender shall be repaid in equal calendar quarterly installments, each equal to six and twenty-five hundredths percent (6.25%) of such original principal balance, and a final payment, equal to the entire remaining principal balance (and all accrued and unpaid interest and other sums payable in connection with such Additional Term Loan under this Agreement), due on the related Additional Term Loan Maturity Date, which is the absolute and final due date of such Additional Term Loan. The first such quarterly installment (on all Initial Term Loans and any Additional Term Loans that may then be outstanding) shall be due on September 30, 2007; thereafter quarterly installments on any Initial Term Loans and Additional Term Loans then outstanding shall be due on the last day of each calendar quarter, until the latest occurring Additional Term Loan Maturity Date.

               Section 3.3   Recordkeeping.  The   Agent  shall  record  in  its
                             -------------
records the date and amount of each Advance made by each Lender, shall record in its records the date and amount of each such Advance, each repayment or conversion thereof and, the case of each Borrowing that will bear interest (or is converted to bear interest) at a Eurodollar Rate, the dates on which each Interest Period for Borrowing shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttably presumptive evidence of the principal amount of the Borrowings owing and unpaid. The failure to so record any such amount, or any error in so recording any such amount, shall not limit or otherwise affect the Obligations of Borrower hereunder or under any Note to pay the principal amount of all Borrowings hereunder, together with all interest accruing thereon.

                                   ARTICLE IV.

                                    INTEREST

               Section 4.1   Interest  Rates.  Subject to Section 4.7,  Borrower
                             ---------------
shall pay interest on the unpaid principal balance of each Borrowing, for the period commencing on the date of such Borrowing until such Borrowing is repaid in full, as follows:

                       (a) for each Revolving Loan, Term Loan, or Obligation of Reimbursement, at all times and to the extent the Eurodollar Rate is not applicable thereafter, the Floating Rate;


                       (b) for each Revolving or Term Loan to which the Eurodollar Rate is applicable, the Eurodollar Rate; provided however that, in determining such Eurodollar Rate, the applicable Margin shall be determined in accordance with Section 4.7; and

                       (c)   for each Swingline Loan, the Floating Rate.

               Section 4.2   Default Interest  Rate.  Upon the occurrence of any
                             ----------------------
Default or Event of Default, and so long as such Default or Event of Default continues without written waiver thereof by the Required Lenders, each Note shall bear interest at an annual rate that shall be four percent (4.00%) plus the annual rate at which interest would otherwise accrue on that Note. Accrual of interest at such increased rate shall not be deemed a waiver or excuse of any such Default or Event of Default.

               Section 4.3  Interest and Principal Payments.
                            -------------------------------

                       4.3.1 Interest.  Interest   accruing   on  the  principal
                             --------
               balance  of the Notes  shall be due and  payable as   follows:

                            (a) Interest accruing on the outstanding principal balance of the Notes at the Floating Rate each calendar quarter shall be due and payable on the last day of that calendar quarter, with the first quarterly payment of interest due on the last day of September, 2007; and the last payment of interest shall be due on the Revolving Credit Termination Date with respect to Revolving Notes and on the applicable Initial and Additional Term Loan Maturity Dates with respect to Term Notes.

                            (b) Interest on each Eurodollar Rate Funding shall be due and payable on the last day of the applicable Interest Period or, if such Interest Period is six months, on the last day of the third month during such Interest Period, and on the last day of such Interest Period.

                       4.3.2 Principal.  The principal  balance of the Revolving
                             ---------
               Notes shall be due and payable in full on the Revolving Credit Termination Date. The principal balance of the Term Notes shall be due and payable on the applicable Initial and Additional Term Loan Maturity Date.

                       4.3.3 Swingline  Loans.  The  full principal  balance  of
                             ----------------
               all then outstanding Swingline Loans, together with all accrued and unpaid interest thereon, shall be due and payable on the next to occur following a Swingline Loan of the fifteenth (15th) day of the month (or the next Bank Business Day if such day is a Saturday, Sunday, United States national holiday or other day on which banks in Minnesota are permitted or required by law to close) and the last Bank Business Day of the month, and shall be paid as provided in Section 2.4.

               Section 4.4   Making of Payments.  All payments of  principal and
                             ------------------
interest under the Notes and of all fees hereunder shall be made to the Agent in immediately available funds. Payments received after 11:00 a.m. (California time) on any day shall be deemed received on the next succeeding Bank Business Day. The Borrower and the Lenders agree that the amount shown on the books and records of the Agent as being the principal balance of each Lender's Note shall be prima facie evidence of such principal amount. Borrower shall pay to Agent an amount equal to the accrued interest and fees from time to time due and payable to the Agent under the Notes or hereunder, or (at the option of the Required Lenders) to make an Advance in such amount, as follows: (a) upon Agent's receipt of written request by Borrower, the Borrower authorizes the Agent to charge against any account the Borrower may maintain with Wells Fargo Bank, National Association; or (b) the Borrower shall transfer by wire transfer of immediately available funds by 11:00 a.m. (California time) on the date such accrued interest and fees are due and payable to the account of the Agent most recently designated by it in writing for such purpose.

               Section 4.5   Payment on Nonbusiness Days. Payments  of  interest
                             ---------------------------
on Eurodollar Rate Fundings shall be governed by Section 4.3.1(b). With respect to all other payments to be made hereunder or under the Notes, whenever such payments shall be stated to be due on a day other than a Bank Business Day, such payment may be made on the next succeeding Bank Business Day, and such extension of time shall in each case be included in the computation of payment of interest on such Note or the fees hereunder, as the case may be.

               Section 4.6   Computation of Interest  and  Fees.  All   interest
                             ----------------------------------
under all Notes, and all fees under this Agreement, shall be computed on the basis of actual number of days elapsed in a year of 360 days.

               Section 4.7   Generally. The Revolving Loan Margin, the Term Loan
                             ---------
Margin and the L/C Margin, shall be adjusted each quarter on the basis of the Funded Debt Ratio as at the end of the previous fiscal quarter, in accordance with the following table:

Funded                           Revolving Loan Margin     Term Loan Margin          L/C Margin
Debt Ratio                       (in Basis Points)         (in Basis points)     (in Basis Points)
----------                       -----------------         -----------------     -----------------

Less than 1.00 to 1.00                  75.0                      87.5                  87.5

1.00 to 1.00 or more, but               87.5                     100.0                 100.0
less than 1.75 to 1.00

1.75 to 1.00 or more                   100.0                     112.5                 112.5


Reductions and increases in the Margins will be made quarterly on the first day of the month following the date the Borrower's financial statements and Compliance Certificate required under Section 8.1 are due. Notwithstanding the foregoing, (i) if the Borrower fails to deliver any financial statements or Compliance Certificates when required under Section 8.1, the Agent may (and, upon request of the Required Lenders, shall), by notice to the Borrower, increase the Margins to the highest rates set forth above until such time as the Agent has received all such financial statements and Compliance Certificates, and (ii) no reduction in any of the Margins will be made if a Default or an Event of Default has occurred and is continuing at the time that such reduction would otherwise be made.

                                   ARTICLE V.

                        FEES, REDUCTIONS AND PREPAYMENTS

               Section 5.1   Commitment Fee.  The   Borrower  shall  pay  to the
                             --------------
Agent, for the benefit of the Lenders, a commitment fee at an annual rate equal to 17.5 basis points (0.175%) applied to the aggregate daily average Unused Amount of the Revolving Credit Commitment Amounts, as defined hereunder. Outstanding Swingline Loans will be deemed utilizations of the Revolving Credit Commitment Amounts for purposes of determining availability but not for purposes of determining any commitment fee due hereunder. This commitment fee shall be due and payable quarterly in arrears, with the first payment due September 30, 2007 for the period from the Closing Date through September 30, 2007, and payments due quarterly thereafter. Any such commitment fee remaining unpaid on the Revolving Credit Termination Date shall be due and payable on that date. As used herein, the "Unused Amount of the Revolving Credit Commitment Amount" shall mean, at any time, (a) the Revolving Credit Commitment Amounts at such time minus (b) the sum of the then outstanding Revolving Loans, the then outstanding ----- Term Loans, and the then sum of issued Letters of Credit and any then unpaid drawings under any Letters of Credit. For the avoidance of doubt, Swingline Loans shall not be counted as Revolving Loans for purposes of determining the Unused Amount of the Revolving Credit Commitment Amount.

               Section 5.2   Letter  of  Credit  Fees.  The  Borrower  shall pay
                             ------------------------
fees as follows:

                       (a) Letter of Credit Fees. The Borrower shall pay the Agent for the benefit of the Lenders a fee with respect to each Letter of Credit, if any, accruing on a daily basis and computed at an annual rate equal to the L/C Margin of the aggregate amount that may then be drawn on all issued and outstanding Letters of Credit from and including the date of issuance of each such Letter of Credit until such date as each such Letter of Credit shall terminate by its terms or be fully drawn, due and payable quarterly in arrears on the last day of each calendar quarter, commencing September 30, 2007, and on the date when the last Letter of Credit expires or is fully drawn. The foregoing fee shall be in addition to any and all fees, commissions and charges of the Agent with respect to or in connection with any such Letter of Credit. Upon the occurrence of any Default or Event of Default, and so long as such Default or Event of Default continues without written waiver thereof by the Required Lenders, the annual rate at which such fee accrues shall be four percent (4.00%) plus the L/C Margin. Accrual of such fee at such increased rate shall not be deemed a waiver or excuse of any such Default or Event of Default.

                       (b) Letter of Credit Administrative Fees. The Borrower shall pay the Agent, on demand, the administrative fees charged by the Agent in connection with issuing Letters of Credit, honoring drafts under Letters of Credit, amendments thereto, transfers thereof and all other activity with respect to Letters of Credit at the then-current rates published by the Agent for such services rendered on behalf of customers of the Agent generally and provided to the Borrower.

               Section 5.3   Termination  or  Reduction of the Revolving  Credit
                             ---------------------------------------------------
Commitments.  The  Borrower  may at any time and from time to time upon ten (10)
-----------
calendar days' prior notice to the Agent permanently terminate the entire Revolving Credit Commitment or permanently reduce such Commitment in part, without penalty or premium, provided that (i) such Commitments may not be terminated while any Advances remain outstanding, (ii) each partial reduction shall be in the amount of $1,000,000 or a multiple thereof, (iii) any partial reduction of such Commitments shall be pro rata as to each Lender in accordance with that Lender's Percentage, and (iv) no reduction shall reduce such Commitments to an amount less than the aggregate amount of the Advances outstanding at the time.

               Section 5.4   Voluntary Prepayments.  The Borrower may prepay all
                             ---------------------
or a portion of the principal balance of the Revolving and/or Term Loans bearing interest at a Floating Rate (the "Floating Rate Portion") in whole or in part, at any time and from time to time; provided that (i) prepayment of any Lender's such Loan must be accompanied by pro rata prepayment of each other Lender's such Loan, (ii) any prepayment of the full amount of any such Loan shall include accrued interest thereon, and (iii) each partial prepayment of the Floating Rate Portion of such Loans shall be in the principal amount of $1,000,000 or an integral multiple of $100,000 greater than $1,000,000.

               The Borrower may prepay the portion of the principal balance of the Revolving and/or Term Loans bearing interest at a Eurodollar Rate (the "Eurodollar Rate Portion") in whole or in part, at any time from time to time; provided that (i) prepayment of any Lender's such Loan must be accompanied by pro rata prepayment of each other Lender's such Loan, (ii) any prepayment of the full amount of any such Loan shall include accrued interest thereon, (iii) each partial prepayment of the Eurodollar Rate Portion of the Loans shall be in the principal amount of $1,000,000 or an integral multiple of $100,000 greater than $1,000,000, (iv) any prepayment of the Eurodollar Rate Portion of such Loans shall be made only upon three Bank Business Days' notice to the Agent, and (v) if the prepayment is made on a date other than the last day of the applicable Interest Period, such prepayment must be accompanied by a written agreement from Borrower to reimburse the Lenders for any amounts due to the Lenders pursuant to
Section 5.5(b).

               Section 5.5   Fees on Advances and Indemnity.  The Borrower shall
                             ------------------------------
pay the following (in addition to any interest payable on Advances and any fees or other amounts payable hereunder):

                       (a) If at any time the enactment of any new generally applicable law, rule or regulation or the issuance of a generally applicable interpretation or administration thereof by any governmental authority (including, without limitation, Regulation D of the Federal Reserve Board):

                            (i) shall subject any Lender to any tax, duty or other charges including but not limited to any tax designed to discourage the purchase or acquisition of foreign securities or debt instruments by United States nationals) with respect to this Agreement, or shall materially change the basis of taxation of payments to any Lender of the principal of or interest on any portion of the principal balance of the Notes bearing interest at a Eurodollar Rate (except for the imposition of or changes in respect of the rate of tax on the overall net income of that Lender); or

                           (ii) shall impose or deem applicable or increase any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Lender because of any portion of the principal balance of any Note bearing interest at a Eurodollar Rate;

               and the result of any of the foregoing would be to increase the cost to that Lender of making or maintaining any such portion or to reduce any sum received or receivable by that Lender with respect to such portion, then, within 30 days after demand by any Lender specifying the basis of the Lender's assertion in reasonable detail, the Borrower shall pay that Lender such additional amount or amounts as will compensate that Lender for such increased cost or reduction; provided, however, that no
                                                    --------   -------
               amount shall be payable by Borrower if the reason for the additional charges, reserves, special deposit or similar requirements against a particular Lender arises from a change in the status of the Lender, rather than from the imposition of such requirements against commercial lending institutions generally.

                       (b) The Borrower shall also compensate any Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all losses and expenses in respect of any interest or other consideration paid by that Lender to lenders of funds borrowed by it or deposited with it to maintain any portion of the principal balance of any Note at a Eurodollar Rate which that Lender may sustain to the extent not otherwise compensated for hereunder and not mitigated by the reemployment of such funds to the extent such loss or expense arises (i) as a consequence of any failure by the Borrower to make any payment when due of any amount due hereunder in connection with any Eurodollar Rate Fundings, (ii) due to any failure of the Borrower to borrow or convert any Eurodollar Rate Fundings on a date specified therefor in a notice thereof, or
               (iii) due to any payment or prepayment of any Eurodollar Rate Funding on a date other than the last day of the applicable Interest Period for such Eurodollar Rate Funding. A certificate as to any such loss or expense (including calculations, in reasonable detail, showing how that Lender computed such loss or expense) shall be promptly submitted by that Lender to the Borrower. Such loss or expense may be computed as though that Lender acquired deposits in the London interbank market to fund that portion of the principal balance whether or not that Lender actually did so.

                       (c) A notice from any Lender under this Section 5.5 claiming compensation and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of error. In determining any such amount, a Lender may use any reasonable averaging and attribution methods.

               Section 5.6   Capital  Adequacy.  In addition to any  interest on
                             -----------------
Advances, if any Lender determines at any time that its Return has been reduced as a result of any Capital Adequacy Rule Change, that Lender may require that the Borrower pay it the amount necessary to restore its Return to what it would have been had there been no Capital Adequacy Rule Change. For purposes of this
Section:

                       (a) "Return," for any period, means the percentage determined by dividing (i) the sum of interest and ongoing fees earned by a Lender under this Agreement during such period, by
               (ii) the average capital that Lender is required to maintain during such period as a result of its being a party to this Agreement, as reasonably determined in good faith by that Lender based upon its total capital requirements pursuant to the Capital Adequacy Rules then in effect. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

                       (b) "Capital Adequacy Rule" means any law, rule, regulation or guideline regarding capital adequacy that applies to any Lender, or the interpretation thereof by any governmental or regulatory authority with supervisory authority over such Lender. Capital Adequacy Rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                       (c) "Capital Adequacy Rule Change" means any change applicable to banks generally in any Capital Adequacy Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the date hereof are scheduled to take place under the existing Capital Adequacy Rules or any increases in the capital that any Lender is required to maintain to the extent that the increases are required due to a regulatory authority's action affecting only that Lender.

                       (d) For purposes of this Section, "Lender" includes (but is not limited to) the Agent, the Lenders, as defined elsewhere in this Agreement, any assignee of any interest of any Lender hereunder and any participant in the loans made hereunder.

The initial notice sent by a Lender shall be sent as promptly as practicable after that Lender learns that its Return has been reduced, shall include a demand for payment of the amount necessary to restore that Lender's Return for the quarter in which the notice is sent, and shall state in reasonable detail the cause for the reduction in its Return and its calculation of the amount of such reduction. Thereafter, that Lender may send a new notice during each calendar quarter setting forth the calculation of the reduced Return for that quarter and including a demand for payment of the amount necessary to restore its Return for that quarter.

               Section  5.7  Failure of Any Lender to Make Advances.  Should any
                             --------------------------------------
Lender default in making an Advance, the other Lenders shall not be released from their several obligations to make Advances as agreed hereunder, and, in the event such defaulting Lender is the Agent, the other Lenders shall forthwith appoint one of themselves to act as Agent. However, such default shall not obligate any of the Lenders to increase their Commitment Amounts. Without limiting any other remedies to which the Borrower may be entitled, Borrower shall be released from all liability to pay such defaulting Lender any accrued or future fees under Section 5.1 and the other Obligations of the Borrower to such defaulting Lender under the Loan Documents, except the Obligation to repay any outstanding Swingline Loan, Term Loan and Revolving Loans theretofore made by such Lender and interest accrued thereon as provided in the Loan Documents, shall terminate; provided, however, once such default is cured, then such
                   --------   -------
defaulting Lender shall, subsequent thereto, have all rights under the Loan Documents.

               Section 5.8   Annual Agent's  Fees.  On each  anniversary  of the
                             --------------------
Closing Date, so long as any Obligation shall then be outstanding, Borrower shall pay to Agent, as an Agent's fee and for Agent's sole benefit, the sum of $4,000 multiplied by the number of Lenders who hold Obligations on such anniversary date. The fee provided for at this Section 5.8 shall be in addition to all fees provided for either elsewhere at this Article V or at Section 6(l).

                                   ARTICLE VI.

                              CONDITIONS PRECEDENT

               Section 6.1   Initial Conditions Precedent. The obligation of the
                             ----------------------------
Lenders to make any Advance and the obligation of the Agent to issue its initial Letter of Credit (whichever first occurs) is, in addition to the conditions precedent specified in Section 6.2, subject to the condition precedent that the Agent shall have received all of the following, each dated (unless otherwise indicated) as of the date hereof, in form and substance satisfactory to each
Lender:

                       (a) The Notes, properly executed on behalf of the Borrower.

                       (b) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against any of the Borrower, First Bank or San Francisco Company, (ii) no financing statements have been filed and remain in effect against any of the Borrower, First Bank or San Francisco Company except financing statements perfecting only Liens permitted under Section 9.1, and (iii) no judgment liens are in effect against any of the Borrower, First Bank or San Francisco Company.

                       (c) Separate certificates of the secretaries of the Borrower and San Francisco Company certifying, in the case of each such corporation, (i) that the execution, delivery and performance of the Loan Documents and other documents contemplated hereunder to which such corporation is a party have been duly approved by all necessary action of the Board of Directors of such corporation, and attaching true and correct copies of the applicable resolutions granting such approval, (ii) that attached to such certificate are true and correct copies of the current articles of incorporation and bylaws of such corporation, as amended, together with such copies, and (iii) the names of the officers of such corporation who are authorized to sign the Loan Documents and other documents contemplated hereunder to which such corporation is a party, including, with respect to the Borrower, requests for Advances and L/C Applications, together with the true signatures of such officers. The Agent and the Lenders may conclusively rely on each such certificate until they shall receive a further certificate of the Secretary or Assistant Secretary of the applicable corporation canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

                       (d) A certificate of good standing of the Borrower, San Francisco Company and First Bank, dated not more than twenty (20) days before the date of the first Advance.

                       (e) A signed copy of an opinion of counsel for the Borrower and San Francisco Company, addressed to the Lenders as to matters referred to in Sections 7.1, 7.2, 7.3 and 7.7, and as to such other matters as the Lenders may reasonably request, with that opinion being subject to customary assumptions and limitations and reasonably acceptable to each Lender's counsel. In the case of Section 7.7, the opinion may be to the best knowledge of such counsel, and, in the case of Section 7.3, insofar as it relates to enforcement of remedies, it may be subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally from time to time, and to usual equity principles.

                       (f) The Borrower Pledge Agreement, duly executed by the Borrower.

                       (g) Certificates representing, in the aggregate, all of the issued and outstanding capital stock of San Francisco Company and one blank stock power executed by Borrower for each such certificate.

                       (h) The San Francisco Company Security Agreement, duly executed by San Francisco Company.

                       (i) Certificates representing, in the aggregate, all of the issued and outstanding capital stock of First Bank and one blank stock power executed by San Francisco Company for each such certificate.

                       (j) The San Francisco Company Guaranty, duly executed by San Francisco Company.

                       (k) Evidence that all of the Borrower's obligations under the Existing Credit Agreement have been paid and discharged in full, or will be so paid and discharged from proceeds of the first Borrowing.

                       (l) The Borrower shall have paid to Agent for the benefit of the Lenders and the Agent any fees provided for in the Fee Letter agreement between Borrower and Agent dated July 9th, 2007. Fees provided for at this Section 6.1(l) shall be in addition to all fees provided for at Article V hereof.

                       (m) The Borrower shall have paid to Polsinelli Shalton Flanigan Suelthaus PC, counsel for the Agent ("PSFS"), all fees and expenses of PSFS relating to the preparation and negotiation of the Loan Documents.

It is acknowledged that Agent currently maintains possession of the documents described in subsections (g) and (i) pursuant to the Existing Credit Agreement; and that such possession will satisfy the requirements of such subsections.

               Section 6.2   Conditions   Precedent   to   All   Advances.   The
                             --------------------------------------------
obligation of each Lender to make any Advance (including the initial Advance) and the obligation of the Agent to issue any Letter of Credit shall be subject to the further conditions precedent that on the date of such Advance:

                       (a)   The representations  and  warranties  contained  in
               Article VII are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                       (b) No event has occurred and is continuing, or would result from such Advance, which constitutes a Default or an Event of Default.

                       (c) In the case of any Additional Term Loan, Agent shall have received all Additional Term Loan Notes therefor, payable to Lenders, all properly executed by Borrower.

                                  ARTICLE VII.

                         REPRESENTATIONS AND WARRANTIES

               The Borrower represents and warrants to the Lenders as follows:

               Section 7.1   Corporate Existence and Power.
                             -----------------------------

                       (a) The Borrower (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary and where failure to be so licensed or qualified would have a materially adverse impact on its business or properties; (ii) is in compliance with the requirements of applicable laws and regulations, the noncompliance with which would materially and adversely affect its business or financial condition; and (iii) has all requisite power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its Obligations under, the Loan Documents.

                       (b) Each Subsidiary (i) is a business entity, including, but not limited to any corporation, limited liability company, partnership, limited partnership, limited liability partnership, business trust, or any similar entity, duly incorporated or organized, as applicable, validly existing and in good standing under the laws of the state of its incorporation, organization, or formation, as applicable, and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary and where failure to be so licensed or qualified would have a materially adverse impact on its business or properties; (ii) is in compliance with the requirements of applicable laws and regulations, the noncompliance with which would materially and adversely affect its business or financial condition; and (iii) has all requisite power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its Obligations under, the Loan Documents.

               Section 7.2   Authorization of Borrowing; No Conflict  as  to Law
                             ---------------------------------------------------
or Agreements. The execution,  delivery and performance by the Borrower and each
-------------
of its Subsidiaries of the Loan Documents to which it is a party and the Borrowings and requests for Letters of Credit from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not
(i) require any consent or approval of the stockholders of the Borrower or any of its Subsidiaries, or any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, except such as have already been obtained, (ii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or any of its Subsidiaries or of the Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries (or Articles of Organization, Operating Agreement, or any other governing document of a Subsidiary in the case of a Subsidiary that is organized as a business entity other than a corporation), (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien or other charge or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Borrower or any of its Subsidiaries.

               Section 7.3   Legal Agreements. This Agreement and the other Loan
                             ----------------
Documents to which it is a party constitute the legal, valid and binding obligations of the Borrower and each of its Subsidiaries, as applicable, enforceable against each such party in accordance with their respective terms.

               Section 7.4   Subsidiaries. Except as listed  in Schedule 7.4, as
                             ------------
of  the  date  of  this  Agreement  the  Borrower  has  no  direct  or  indirect
Subsidiaries. The percentage of the capital stock of each Subsidiary owned by the Borrower or by one or more other Subsidiaries is as set forth in Schedule 7.4.

               Section 7.5   Financial  Condition.  The Borrower has  heretofore
                             --------------------
furnished to the Lenders its audited financial statements as of December 31, 2006, and call reports of the Bank Subsidiaries dated as of March 31, 2007.
Those financial statements fairly present the financial condition of the Borrower and its Subsidiaries on the dates thereof and the results of their operations and cash flows for the periods then ended, and were prepared in accordance with GAAP, subject, in the case of the interim financial statements, to year-end audit adjustments.

               Section 7.6   Adverse Change. There  has been no material adverse
                             --------------
change in the business, properties or condition (financial or otherwise) of the Borrower or its Subsidiaries since the date of the latest financial statements referred to in Section 7.5.

               Section 7.7   Litigation. Except as disclosed in Schedule 7.7, as
                             ----------
of the date of this Agreement, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries or the properties of the Borrower or any of its Subsidiaries before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Subsidiaries, would have a material adverse effect on the financial condition, properties, or operations of the Borrower or any of its Subsidiaries.

               Section 7.8   Regulation U.  No  part  of  the  proceeds  of  any
                             ------------
Advance will be used by the Borrower or any Bank Subsidiary directly or indirectly, (i) to purchase or carry any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System; herein, the "Board") or to extend credit to others for the purpose of purchasing or carrying any margin stock or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of Regulation U issued by the Board.

               Section 7.9   Taxes. The  Borrower  and  each of its Subsidiaries
                             -----
has paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by it. The Borrower and each of its Subsidiaries has filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower are required to be filed, and the Borrower and each of its Subsidiaries has paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by it to the extent such taxes have become due, other than taxes whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which the Borrower or its Subsidiary, as applicable, has provided adequate reserves in accordance with GAAP.

               Section 7.10  Titles.  The  Borrower  or   its  Subsidiaries,  as
                             ------
applicable, have good title to each of the material properties and assets reflected in the latest audited financial statements referred to in Section 7.5.

               Section 7.11  ERISA.  As of the date of this Agreement,  no  Plan
                             -----
established or maintained by the Borrower or any ERISA Affiliate that is subject to Part 3 of Subtitle B of Title I of ERISA had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA) in excess of $1,000,000 as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof, and no liability to the PBGC or the Internal Revenue Service in excess of such amount has been, or is expected by the Borrower or any ERISA Affiliate to be, incurred with respect to any Plan of the Borrower or any ERISA Affiliate. Neither the Borrower nor any of its Subsidiaries has any contingent liability with respect to any post-retirement benefit under a Welfare Plan as described in Section 3(1) of ERISA, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

               Section 7.12  Regulatory Matters.  Borrower  is registered  as  a
                             ------------------
bank holding company under the Bank Holding Company Act, as amended ("BHCA"). First Bank is an "insured depository institution" as defined in the Federal Deposit Insurance Act, as amended ("FDIA"), and the applicable regulations thereunder and the deposits of First Bank are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation to the maximum extent permitted under the FDIA.

                                  ARTICLE VIII.

                              AFFIRMATIVE COVENANTS

               So long as any Note or L/C Application or any other Obligation shall remain unpaid, any Commitment shall be outstanding or the Agent shall have any obligation to issue Letters of Credit, the Borrower will comply, and will cause each of its Subsidiaries to comply, with the following requirements, unless the Required Lenders shall otherwise consent in writing:

               Section 8.1   Reporting Requirements.  The Borrower will  deliver
                             ----------------------
to each Lender:

                       (a)   As soon  as  available,  and  in  any event  within
               ninety (90) days after the end of each fiscal year of the Borrower, a copy of the annual audit report of the Borrower with the unqualified opinion of independent certified public accountants selected by the Borrower and to which the Agent and the Required Lenders do not reasonably object.

                       (b) As soon as available, and in any event within forty-five (45) days after the end of each fiscal quarter of the Borrower, a copy of the Borrower's Quarterly Report on Form 10-Q filed with the SEC with respect to such fiscal quarter, provided however that, if Borrower shall cease to be required to file Quarterly Reports on Form 10-Q, then its internally prepared quarterly financial report, certified by its chief financial officer, shall be provided within the same time period as Form 10-Q reports were required.

                       (c) As soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Borrower, the Complete Annual Report of Domestic Holding Companies (FRY-6 Report) required by the Federal Reserve Bank of St. Louis.

                       (d) As soon as available, and in any event no later than forty-five (45) days after the end of each calendar quarter, the complete FRY-9LP and FRY-9C reports required to be filed by the Borrower and its Subsidiaries quarterly with the Federal Reserve Banks of the districts where they report.

                       (e) As soon as available, and in any event within forty-five (45) days after the end of each calendar quarter, the complete call report prepared by each Bank Subsidiary at the end of such calendar quarter in compliance with the requirements of any federal or state regulatory agency which has authority to examine such Bank Subsidiary, prepared in accordance with the requirements imposed by the applicable regulatory authorities and applied on a basis consistent with the accounting practices reflected in any previous call reports and similar statements delivered to the Agent prior to the date of this Agreement.

                       (f) As soon as available, and in any event within forty-five (45) days after the end of each calendar quarter, a Compliance Certificate, duly executed by the chief financial officer of the Borrower and one (1) additional officer of the Borrower identified on the signature page of the form of Compliance Certificate of which Exhibit 1.1 C is a copy.

                       (g)   Promptly  after  the   Borrower   learns   of   the
               commencement of any litigation or proceedings before any governmental or regulatory agency that would be required to be disclosed by Borrower pursuant to any applicable provision of either the Securities Act of 1933, the Securities Exchange Act of 1934, or any applicable regulation under either thereof (assuming that such litigation or proceeding had then been determined adversely to the Borrower or any of its Subsidiaries), notice in writing thereof. An 8K SEC filing will be considered prompt and written notice under this requirement.

                       (h) As promptly as practicable (but in any event not later than five (5) business days) after the Borrower or an executive officer of any of its Subsidiaries obtains knowledge of the occurrence of any Default or Event of Default, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such event.

                       (i)   Promptly upon the filing thereof,   copies  of  all
               registration statements and all annual and quarterly reports which the Borrower or any Subsidiary of the Borrower shall have filed with the SEC.

                       (j) Such other information respecting the financial condition and results of operations of the Borrower or any of its Subsidiaries as any Lender may from time to time reasonably request.

                       (k) Promptly after learning of the commencement of any regulatory action involving safety or soundness issues with respect to the Borrower or any Subsidiary, and, unless prohibited by applicable law or regulation, not less than five (5) Business Days before entering into any agreement or understanding involving any such issues, notice in writing thereof.

               Section 8.2   Books and Records; Inspection and Examination.  The
                             ---------------------------------------------
Borrower and each of its Subsidiaries will keep accurate books of record and account for itself in which true and complete entries will be made in accordance with GAAP and, upon request of any Lender, will give any representative of that Lender reasonable access to, and permit such representative to examine, copy or make extracts from, any and all books, records and documents in its possession, to inspect any of its properties and to discuss its affairs, finances and accounts with any of its principal officers, all at such times during normal business  hours and as often as any Lender  may  reasonably  request;  provided,
                                                                       --------
however,  that with respect to the loans made by any Bank  Subsidiary,  a Lender
-------
may only review and make copies of summaries of the watch lists prepared on a quarterly basis and loan credit reports; review of specific loan accounts and loan review reports may be requested by any Lender, whereupon the Borrower and such Lender shall within ten (10) days agree to the number of such accounts and reports that are reasonable and appropriate to review; provided further,
                                                              -----------------
however,  that during the continuance of any Default or Event of Default,  there
-------
shall be no restrictions upon the scope of the review, inspection and reproduction rights of the Lenders concerning the loans of any Bank Subsidiary.

               Section 8.3   Compliance with Laws.  The Borrower and each of its
                             --------------------
Subsidiaries will comply with the requirements of applicable laws and regulations, the noncompliance with which would materially and adversely affect its business or the financial condition of the Borrower or any of its Subsidiaries.

               Section 8.4   Payment of Taxes and Other Claims. The Borrower and
                             ---------------------------------
each of its Subsidiaries will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien or charge upon any properties of the Borrower or any of its Subsidiaries; provided, that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which the Borrower or its Subsidiary, as applicable, has provided adequate reserves in accordance with GAAP.

               Section 8.5   Operations. The Borrower will, and  will cause each
                             ----------
of its Subsidiaries to, operate and maintain its business and property in the ordinary course in a prudent manner consistent with sound banking practices and in such a manner that the performance by the Borrower of its Obligations hereunder is not jeopardized or impaired.

               Section 8.6   Insurance.   The    Borrower   and   each   of  its
                             ---------
Subsidiaries will obtain and maintain insurance with insurers believed by it to be responsible and reputable, in such amounts and against such risks as the Borrower considers prudent and economical. Without limiting the foregoing, the Borrower will cause the Bank Subsidiaries to maintain blanket bond coverage, property and casualty coverage, and errors and omissions coverage as customary for banks.

               Section 8.7   Preservation of Corporate Existence.  The  Borrower
                             -----------------------------------
and each of its Subsidiaries will preserve and maintain its corporate existence and all of its material rights, privileges and franchises; provided, however,
                                                             --------   -------
that neither the Borrower nor its Subsidiaries shall be required to preserve any of its rights, privileges and franchises if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to any Lender as a holder of a Note.

               Section 8.8   Additional Collateral.  The Borrower  will deliver,
                             ---------------------
and cause San Francisco Company to deliver, to the Agent any shares of capital stock of any FDIC-insured financial institution or its holding company acquired in whole or in part with the proceeds of Advances if either (A) 20 percent or more of any class of the voting securities of such entity are acquired (including for such purpose any such voting securities then owned by Borrower and any Subsidiary), or (B) the Borrower's investment therein is $2 million or more (including for such purpose any outstanding investment theretofore made); provided, however, that the Borrower need not deliver such shares if such entity
--------  -------
is immediately merged with or consolidated into a Subsidiary. Any shares of capital stock so delivered shall constitute additional Collateral under the Borrower Pledge Agreement (if delivered by the Borrower) or the San Francisco Company Security Agreement (if delivered by San Francisco Company). The Borrower need not deliver to the Agent any shares of capital stock of any FDIC-insured financial institution or its holding company acquired in whole or in part with the proceeds of Advances unless and until it either has acquired 20 percent or more of any class of the voting securities or its investment therein becomes at least $2 million or more; however the Borrower will not, and will not permit San Francisco Company to, grant any security interest in such shares to any third party.

               Section 8.9   Notice of Permitted Acquisition.  Within  five  (5)
                             -------------------------------
days after the Borrower or a Subsidiary enters into a definitive agreement in connection with a Permitted Acquisition of an entity whose assets are equal to or in excess of $500,000,000, the Borrower will notify the Agent of such acquisition in writing. Any notice required by the immediately preceding sentence shall be accompanied by a Schedule in the form of Exhibit 8.9, duly completed and executed on behalf of the Borrower, demonstrating that the subject Permitted Acquisition will not result in an Event of Default.

                                   ARTICLE IX.

                               NEGATIVE COVENANTS

               So long as any Note or any other Obligation shall remain unpaid, any Commitments shall be outstanding, or the Agent shall have any obligation to issue Letters of Credit, the Borrower will comply, and will cause each of its Subsidiaries to comply, with the following covenants unless the Required Lenders shall otherwise consent in writing:

               Section 9.1   Liens. The Borrower will  not create, incur, assume
                             -----
or suffer to exist, or permit San Francisco Company to create, incur, assume or suffer to exist, any Lien or other charge or encumbrance of any nature on any of the Collateral, now owned or hereafter acquired, or assign or otherwise convey any right to receive income with respect to the Collateral or give its consent to the subordination of any right or claim of the Borrower to any right or claim of any other Person.

               Section 9.2   Indebtedness.  Neither the Borrower  nor any of its
                             ------------
Subsidiaries that are not Bank Subsidiaries will incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                       (a)   Indebtedness to the Lenders under the Notes.

                       (b) Indebtedness of the Borrower or its Subsidiaries listed in Schedule 9.2 hereto, and any extensions or renewals thereof.


                       (c)   Indebtedness   of  the  Borrower  or   any  of  its
               Subsidiaries that may be treated as regulatory capital, or that is issued to provide a source of repayment of securities that may be treated as regulatory capital, of the Borrower or such Subsidiary.

                       (d)   Subordinated  Debt,  or  renewals   or  extensions
               thereof.

                       (e)   Indebtedness  not otherwise  permitted  under  this
               Section 9.2, so long as all such indebtedness does not exceed $5,000,000 in the aggregate outstanding at any one time.

               Section 9.3   Guaranties.  Neither the  Borrower  nor any  of its
                             ----------
Subsidiaries will assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                       (a) The endorsement of negotiable instruments by the Borrower or any of its Subsidiaries for deposit or collection or similar transactions in the ordinary course of business.

                       (b) Guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons in existence on the date hereof and listed in
               Schedule 9.3 hereto.

                       (c) Letters of credit and other obligations in the nature of guaranties incurred by the Bank Subsidiaries in the ordinary course of their banking businesses.

                       (d)   Guaranties of obligations permitted by  Section 9.2
               (c).

                       (e) Other assumptions, guarantees, endorsements and similar liabilities in connection with obligations of other Persons, not in excess of $5,000,000 in the aggregate outstanding at any one time.

               Section 9.4   Shareholder Redemptions. The Borrower will not make
                             -----------------------
any payments on account of the purchase, redemption or other retirement of any of its common stock or preferred stock, directly or indirectly.

               Section 9.5   Acquisitions.  Neither the Borrower  nor any of its
                             ------------
Subsidiaries will engage in an Acquisition with any Person, whether as acquirer or acquiree, or engage in any other transaction analogous in purpose or effect to an Acquisition, except that the foregoing shall not prohibit any Permitted Acquisition.

               Section 9.6   Subordinated Debt.  Neither the Borrower nor any of
                             -----------------
its Subsidiaries will (i) make any payment of, or acquire, any Subordinated Debt except as expressly permitted by the subordination provision thereof; (ii) give security for all or any part of such Subordinated Debt; (iii) amend or cancel the subordination provisions of such Subordinated Debt; (iv) take or omit to take any action as a result of which the subordination of such Subordinated Debt or any part thereof to the Notes might be terminated, impaired or adversely affected; or (v) omit to give the Lenders prompt written notice of any default under any agreement or instrument relating to such Subordinated Debt by reason whereof such Subordinated Debt might become or be declared to be immediately due and payable.

               Section 9.7   Restrictions on Nature of  Business.   The Borrower
                             -----------------------------------
will not, and will not permit any of its Subsidiaries to, change the nature of its business substantially, and will not engage, or permit any of its Subsidiaries to engage, in any line of business if, as a result thereof, the business of the Borrower and its Subsidiaries, taken as a whole, would not be predominantly the banking and thrift business (including activities deemed closely related to banking and/or thrift business by applicable regulatory authorities) as currently constituted.

               Section 9.8   Negative  Pledges;  Subsidiary  Restrictions.   The
                             --------------------------------------------
Borrower will not, and will not permit any Subsidiary (including Bank Subsidiaries) to, enter into any agreement, bond, note or other instrument with or for the benefit of any Person other than the Lenders which would (i) prohibit the Borrower or such Subsidiary from granting, or otherwise limit the ability of the Borrower or such Subsidiary to grant, to the Lenders any Lien on any assets or properties of the Borrower or such Subsidiary (it being agreed, however, that nothing herein shall preclude the Bank Subsidiaries from granting security interests to secure deposits or secured obligations to a Federal Home Loan
Bank), or (ii) require the Borrower or such Subsidiary to grant a Lien to any other Person if the Borrower or such Subsidiary grants any Lien to the Lenders. Except pursuant to any applicable law or regulation, the Borrower will not permit any Subsidiary to place or allow any restriction, directly or indirectly, on the ability of such Subsidiary to (a) pay dividends or any distributions on or with respect to such Subsidiary's capital stock or (b) make loans or other cash payments to the Borrower.

               Section 9.9   Issuance of Additional Stock.  Neither the Borrower
                             ----------------------------
nor any Subsidiary whose shares are pledged pursuant to either the Borrower Pledge Agreement or the San Francisco Company Security Agreement will (and Borrower will not permit any of the same) to issue any additional shares of capital stock unless such additional shares are immediately pledged pursuant to the Borrower Pledge Agreement or the San Francisco Company Security Agreement, as applicable.

               Section 9.10  Regulatory Matters.  Borrower shall not cease to be
                             ------------------
registered as a bank holding company under the BHCA. First Bank shall not cease to be an insured depository institution as defined in the FDIA nor shall its deposits cease to be insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation to the maximum extent permitted under the FDIA.

               Section 9.11  Dividends.  Neither Borrower   nor  any  Subsidiary
                             ---------
shall pay any dividends or make any distribution in respect of its common or preferred stock (other than dividends payable in the payor's own common stock or dividends paid to Borrower) excepting only that (i) the Borrower may declare or pay cash dividends to holders of the common or preferred stock of Borrower provided the aggregate amount of all such cash dividends declared or paid in such fiscal year do not exceed 25% of Borrower's consolidated net income for the immediately preceding fiscal year and (ii) a trust issuer may pay distributions on both its trust preferred securities and its common securities, in each case in accordance with their respective terms; provided however that, notwithstanding the foregoing, no cash dividends or other distribution may be declared or paid if either a Default exists on the date of such declaration or payment or a Default will result therefrom.

                                   ARTICLE X.

                               FINANCIAL COVENANTS

               Section 10.1  Total Risk Based Capital Ratio.  The Borrower shall
                             ------------------------------
maintain on a consolidated basis, and shall cause each Bank Subsidiary to maintain, its Total Risk Based Capital Ratio at not less than ten percent (10%), determined as of each quarter end.

               Section 10.2  Tier I Risk Based Capital Ratio. The Borrower shall
                             -------------------------------
maintain on a consolidated basis, and shall cause each Bank Subsidiary to maintain, its Tier I Risk Based Capital Ratio at not less than six percent (6%), determined as of each quarter end.

               Section 10.3  Leverage Ratio.  The Borrower  shall  maintain on a
                             --------------
consolidated basis, and shall cause each Bank Subsidiary to maintain, a minimum Tier I Leverage Ratio of not less than 5%, determined as of each quarter end.

               Section 10.4  Minimum   Return  on  Assets.  The  Borrower   will
                             ----------------------------
maintain (on a consolidated basis) its Return on Assets, determined as of each calendar quarter end, at not less than .70%.

               Section 10.5  Maximum Non-Performing  Assets.  The Borrower  will
                             ------------------------------
maintain on a consolidated basis, its Non-Performing Assets at an amount not greater than twenty percent (20%) of its Primary Equity Capital, determined as of the end of each calendar quarter.

               Section 10.6  Allowance for Loan and Lease  Losses.  The Borrower
                             ------------------------------------
will maintain, on a consolidated basis, its allowance for loan and lease losses at not less than 100% of its Non-Performing Assets. The allowance for loan and lease losses at any time shall be the amount set forth in the most recent quarterly report on Form 10-Q or annual report on Form 10-K filed by the Borrower with the SEC (or any successor report); provided however that if Borrower shall cease to be required to file quarterly reports on Form 10-Q and/or annual reports on Form 10-K, thereafter the allowance for loan and lease losses at any time shall be as set forth in Borrower's quarterly financial report, certified by Borrower's Chief Financial Officer, and annual audit report, certified by the auditor of such annual audit report.

                                   ARTICLE XI.

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

               Section 11.1  Events  of  Default. "Event of  Default",  wherever
                             -------------------
used herein, means any one of the following  events:

                       (a) Default in the payment of principal of any Note when the same becomes due and payable.

                       (b) Default in the payment of interest on any Note or of any fees or other amounts required to be paid under this Agreement, and the continuance of such default for a period of ten days or more.

                       (c)   Failure to  pay  when  due any amount  specified in
               Section 2.3.2 hereof relating to the Borrower's Obligation of Reimbursement, or failure to pay immediately when due any amounts required to be paid for deposit in the Special Account.

                       (d)   Default in   the  performance,  or  breach,  of any
               covenant or agreement on the part of the Borrower contained in any Financial Covenant or in Article IX hereof.

                       (e) Default in a material respect in the performance, or breach, of any covenant or agreement of the Borrower in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere specifically dealt with in this Section), and the continuance of such default or breach for a period of 30 days after the date on which an executive officer of the Borrower or any of its Subsidiaries first obtains knowledge of such default or breach.

                       (f) Any representation or warranty made by the Borrower in this Agreement or by the Borrower (or any of its officers) or any of its Subsidiaries (or any of its officers) in any other Loan Document, certificate, instrument, or statement contemplated by or made or delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect or misleading in any material respect when made.

                       (g) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower or any of its Subsidiaries in excess of $2,000,000 (other than to the Lenders) or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed where a party thereto has the right to accelerate any indebtedness owing thereunder to such party from the Borrower or any of its Subsidiaries as a result of such default, or any default by the Borrower or any of its Subsidiaries in the payment of required principal or interest under any of the foregoing agreements or instruments.

                       (h) An event of default shall occur under any security agreement, mortgage, deed of trust, assignment or other instrument or agreement directly or indirectly securing any Obligations of the Borrower hereunder or under any Note or under any guaranty of such Obligations.

                       (i) Default in the payment of any amount in excess of $2,000,000 owed by the Borrower or any of its Subsidiaries to any Lender other than hereunder or under the Notes and the expiration of the applicable period of grace, if any, with respect thereto; provided, however, that if such default shall be cured by the
               --------   -------
               Borrower or its Subsidiary, as applicable, as may be permitted by the terms of such indebtedness, or waived by the Lender holding such indebtedness, in each case prior to the commencement of any action under Section 11.2, then the Event of Default hereunder by reason of such default shall be deemed likewise to have been thereupon cured or waived.

                       (j) The Borrower or any of its Subsidiaries shall be adjudicated a bankrupt or insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Borrower or any of its

               Subsidiaries shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower or its Subsidiary, as applicable, and such appointment shall continue undischarged for a period of thirty (30) days; or the Borrower or any of its Subsidiaries shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower or any of its Subsidiaries and shall continue without dismissal for a period of thirty (30) calendar days; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or any of its Subsidiaries and such judgment, writ, or similar process shall not be released, vacated or fully bonded within thirty (30) days after its issue or levy.

                       (k) A petition shall be filed by the Borrower or any of its Subsidiaries under the United States Bankruptcy Code naming the Borrower or any of its Subsidiaries as debtor; or an involuntary petition shall be filed against the Borrower or any of its Subsidiaries under the United States Bankruptcy Code, and such petition shall not have been dismissed within forty-five
               (45) days after the Borrower or the applicable Subsidiary has received notice of such filing; or an order for relief shall be entered in any case under the United States Bankruptcy Code naming the Borrower or any of its Subsidiaries as debtor.

                       (l) The rendering against the Borrower or any of its Subsidiaries of a final judgment, decree or order for the payment of money in excess of Ten Million Dollars ($10,000,000) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution or other similar relief.

                       (m) A writ of attachment, garnishment, levy or similar process shall be issued against or served upon the Agent or any Lender with respect to (i) any property of the Borrower or any of its Subsidiaries in the possession of the Agent or such Lender, or (ii) any indebtedness of the Agent or such Lender to the Borrower or any of its Subsidiaries, and the same shall not be lifted within 30 days.

                       (n) A trustee shall have been appointed by an appropriate United States District Court to administer any Plan, or the PBGC, shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan, or withdrawal liability shall have been asserted against the Borrower or any ERISA Affiliate by a Multiemployer Plan; or the Borrower or any ERISA Affiliate shall have incurred liability to the PBGC, the Internal Revenue Service, the Department of Labor or Plan participants in excess of $2,000,000 with respect to any Plan; or any Reportable Event that the Required Lenders may determine in good faith might constitute grounds for the termination of any Plan, for the appointment by the appropriate United States District Court of a trustee to administer any Plan or for the imposition of withdrawal liability with respect to a Multiemployer Plan, shall have occurred and be continuing thirty
               (30) days after written notice to such effect shall have been given to the Borrower by the Lenders.

                       (o) The issuance against the Borrower or any Subsidiary of the Borrower (including without limitation, any Bank Subsidiary) of any informal or formal administrative action, temporary or permanent, by any federal or state regulatory agency having jurisdiction or control over the Borrower or such Subsidiary, such action taking the form of, but not limited to:
               (i) any directive citing conditions or activities deemed to be unsafe or unsound or breaches of fiduciary duty or law or regulation; (ii) a memorandum of understanding; (iii) a cease and desist order; (iv) the termination of insurance coverage of customer deposits by the Federal Deposit Insurance Corporation;

               (v) the suspension or removal of an executive officer or director, or the prohibition of participation by any others in the business affairs of the Borrower or such Subsidiary; (vi) a capital maintenance agreement; or (vii) any other regulatory action, agreement or understanding involving safety or soundness issues with respect to the Borrower or such Subsidiary which the Required Lenders reasonably believe may have a material adverse effect on Borrower or any Subsidiary. An Event of Default under clause (vii) above shall occur only upon written notice to Borrower of the Required Lenders' determination.

                       (p) James F. Dierberg, Mary W. Dierberg, members of their immediate family, and trusts, partnerships and other organizations of which they have effective voting Control shall cease to own in the aggregate at least fifty-one percent (51%) of the voting shares of the Borrower.

               Section 11.2  Rights and Remedies.  Upon  the  occurrence  of  an
                             -------------------
Event of Default or at any time thereafter until such Event of Default is cured to the written satisfaction of the Required Lenders, the Agent may, with the consent of the Required Lenders, and shall, upon written request of the Required
Lenders:

                       (a) By notice to the Borrower, declare the Commitments and the Agent's obligation to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate.

                       (b) By notice to the Borrower, declare the entire unpaid principal amount of the Notes then outstanding, all interest accrued and unpaid thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such accrued interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

                       (c) By notice to the Borrower, require the Borrower to pay to the Agent in immediately available funds, for deposit in the Special Account, an amount equal to the maximum aggregate amount available to be drawn under all Letters of Credit then outstanding.

                       (d) Without notice to the Borrower and without further action, apply (and direct each Lender to apply) any and all money owing by any Lender to the Borrower to the payment of the Notes then outstanding, including interest accrued thereon, and of all other Obligations.

                       (e) Exercise any other rights and remedies available to the Agent and the Lenders by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 11.1(j) or (k) hereof, the entire unpaid principal amount of the Notes then outstanding, all interest accrued and unpaid thereon, and all other Obligations shall be immediately due and payable without presentment, demand, protest or notice of any kind.

               Section 11.3  Offset.  In  addition  to the remedies set forth in
                             ------
Section 11.2, upon the occurrence of any Event of Default and thereafter while the same be continuing, the Borrower hereby irrevocably authorizes each Lender to set off any Obligations owed to such Lender (including for this purpose all participations in Letters of Credit owned by such Lender) against all deposits and credits of the Borrower with, and any and all claims of the Borrower against, such Lender. Such right shall exist whether or not such Lender shall have made any demand hereunder or under any other Loan Document, whether or not the Obligations, or any part thereof, or deposits and credits held for the account of the Borrower is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to such Lender or Lenders. Each Lender agrees that, as promptly as is reasonably possible after the exercise of any such setoff right, it shall notify the Borrower of its exercise of such setoff right; provided,
                                                                       --------
however, that the failure of such Lender to provide such notice shall not affect
-------
the validity of the exercise of such setoff rights.

                                  ARTICLE XII.

                                    THE AGENT

               Section 12.1  Authorization.  Each  Lender and the holder of each
                             -------------
Note irrevocably appoints and authorizes the Agent to act on behalf of such Lender or holder to the extent provided herein or in any document or instrument delivered hereunder or in connection herewith, and to take such other action as may be reasonably incidental thereto.

               Section 12.2  Distribution of Payments and Proceeds.
                             -------------------------------------

                       (a) After deduction of any costs of collection as hereinafter provided, the Agent shall remit to each Lender that Lender's Percentage of all payments of principal, interest, fees and other amounts for the account of the Lenders that are received by the Agent under the Loan Documents. Each Lender's interest in the Loan Documents shall be payable solely from payments, collections and proceeds actually received by the Agent under the Loan Documents; and the Agent's only liability to the Lenders hereunder shall be to account for each Lender's Percentage of such payments, collections and proceeds in accordance with this Agreement. If the Agent is ever required for any reason to refund any such payments, collections or proceeds, each Lender will refund to the Agent, upon demand, its Percentage of such payments, collections or proceeds, together with its Percentage of interest or penalties, if any, payable by the Agent in connection with such refund. The Agent may, in its sole discretion, make payment to the Lenders in anticipation of receipt of payment from the Borrower. If the Agent fails to receive any such anticipated payment from the Borrower, each Lender shall promptly refund to the Agent, upon demand, any such payment made to it in anticipation of payment from the Borrower, together with interest for each day on such amount until so refunded at a rate equal to the Federal Funds Rate for each such date.

                       (b) Notwithstanding the foregoing, if any Lender has wrongfully refused to fund its Percentage of any Borrowing or other Advance as required hereunder, or if the principal balance of any Lender's Note is for any other reason less than its Percentage of the aggregate principal balances of the Notes then outstanding, the Agent may remit all payments received by it to the other Lenders until such payments have reduced the aggregate amounts owed by the Borrower to the extent that the aggregate amount owing to such Lender hereunder is equal to its Percentage of the aggregate amount owing to all of the Lenders hereunder. The provisions of this paragraph are intended only to set forth certain rules for the application of payments, proceeds and collections in the event that a Lender has breached its obligations hereunder and shall not be deemed to excuse any Lender from such obligations.

               Section 12.3  Expenses.  All  payments,  collections and proceeds
                             --------
received or effected by the Agent may be applied, first, to pay or reimburse the Agent for all costs, expenses, damages and liabilities at any time incurred by or imposed upon the Agent in connection with this Agreement or any other Loan Document (including but not limited to all reasonable attorney's fees,
foreclosure   expenses  and  advances  made  to  protect  the  security  of  any
Collateral). If the Agent does not receive payments, collections or proceeds sufficient to cover any such costs, expenses, damages or liabilities within thirty (30) days after their incurrence or imposition, each Lender shall, upon demand, remit to the Agent its Percentage of the difference between (i) such costs, expenses, damages and liabilities, and (ii) such payments, collections and proceeds.

               Section 12.4  Payments  Received  Directly  by  Lenders.   If any
                             -----------------------------------------
Lender or other holder of a Note shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of or interest on any Note other than through distributions made in accordance with Section 12.2, such Lender or holder shall promptly give notice of such fact to the Agent and shall purchase from the other Lenders or holders such participations in the Notes held by them as shall be necessary to cause the purchasing Lender or holder to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any
                                         --------   -------
portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender or holder, the purchase shall be rescinded and the purchasing Lender restored to the extent of such recovery (but without interest thereon).

               Section 12.5  Indemnification. The Agent shall not be required to
                             ---------------
do any act hereunder or under any other document or instrument delivered hereunder or in connection herewith or take any action toward the execution or enforcement of the agency hereby created, or to prosecute or defend any suit in respect of this Agreement or the Notes or any documents or instrument delivered hereunder or in connection herewith unless indemnified to its satisfaction by the holders of the Notes against loss, cost, liability and expense; provided,
                                                                       --------
however,  that no  Lender  shall be  obligated  to  indemnify  the Agent for any
-------
portion of any such loss, cost, liability or expense resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and not commence or cease to do the acts indemnified against until such additional indemnity is furnished.

               Section 12.6  Limitations on Agent's Power.  Notwithstanding  any
                             ----------------------------
other provision of this Agreement, the Agent shall not have the power, without the consent of all of the Lenders, to (i) forgive any indebtedness of the Borrower arising under this Agreement or the Notes, (ii) agree to reduce the rate of interest charged under this Agreement or the commitment or Letter of Credit fees payable under Sections 5.1 and 5.2, (iii) agree to extend the maturity or decrease the amount of any payment (whether of principal, interest, fees or otherwise) due under this Agreement or the Notes, (iv) release any Collateral from the Lien created by the Borrower Pledge Agreement or the San Francisco Company Security Agreement, or (v) amend the definition of "Required Lenders" in Section 1.1. In addition, in no event may the Agent increase the total Commitment Amount (being the aggregate sum of all Commitment Amounts of all Lenders) hereunder without the consent of all Lenders (except as otherwise provided for in Section 2.1.2) or increase or decrease the Commitment Amount of any given Lender without the consent of that Lender.

               Section 12.7  Exculpation.  The  Agent shall be  entitled to rely
                             -----------
upon advice of counsel concerning legal matters, and upon this Agreement, any Loan Document and any schedule, certificate, statement, report, notice or other writing which it believes to be genuine or to have been presented by a proper Person. Neither the Agent nor any of its directors, officers, employees or agents shall (a) be responsible for any recitals, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of this Agreement, any Loan Document, or any other instrument or document delivered hereunder or in connection herewith, (b) be responsible for the validity, genuineness, perfection, effectiveness, enforceability, existence, value or enforcement of any collateral security, (c) be under any duty to inquire into or pass upon any of the foregoing matters, or to make any inquiry concerning the performance by the Borrower or any other obligor of its Obligations, or (d) in any event, be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Agent in its individual capacity.

               Section 12.8  Agent and Affiliates. The Agent shall have the same
                             --------------------
rights and powers hereunder in its individual capacity as any other Lender, and may exercise or refrain from exercising the same as though it were not the Agent, and the Agent and its affiliates may accept deposits from and generally engage in any kind of business with the Borrower as fully as if the Agent were not the Agent hereunder.

               Section 12.9  Credit Investigation. Each Lender acknowledges that
                             --------------------
it has made such inquiries and taken such care on its own behalf as would have been the case had its Commitment been granted and the Advances made directly by such Lender to the Borrower without the intervention of the Agent or any other Lender. Each Lender agrees and acknowledges that the Agent makes no representations or warranties about the creditworthiness of the Borrower, any Subsidiary or any other party to this Agreement or with respect to the legality, validity, sufficiency or enforceability of this Agreement, any Loan Document, or any other instrument or document delivered hereunder or in connection herewith.

               Section 12.10 Resignation.  The  Agent  may resign as such at any
                             -----------
time upon at least thirty (30) calendar days' prior notice to the Borrower and the Lenders. In the event of any resignation of the Agent, the Required Lenders shall as promptly as practicable appoint a successor Agent. If no such successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) calendar days after the resigning Agent's giving of notice of resignation, then the resigning Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon be entitled to receive from the prior Agent such documents of transfer and assignment as such successor Agent may reasonably request and the resigning Agent shall be discharged from its duties and obligations under this Agreement. After any resignation pursuant to this Section, the provisions of this Section shall inure to the benefit of the resigning Agent as to any actions taken or omitted to be taken by it while it was an Agent hereunder.

               Section 12.11 Assignments.
                             -----------

                       (a)   No  Lender   may  assign  any  of   its  rights  or
               obligations under any Loan Document without the prior written consent of the Borrower and the Agent, which consent may not be unreasonably withheld; provided, however, that the consent of the
                                      --------  -------
               Borrower  shall  not be  required  in  connection  with  any such assignment made at any time when a Default or an Event of Default has occurred and is continuing. Any assignment permitted hereunder shall be by written assignment agreement in form and substance reasonably satisfactory to Agent which assignment agreement shall be acknowledged by both Agent and Borrower. The aggregate principal amount of the Notes and the portion of the Commitment Amounts so assigned in any assignment shall be not less than $5,000,000, and the assigning Lender shall retain at least $5,000,000 of such Notes and Commitment Amounts for its own account; provided, however, that the foregoing restriction shall
                        --------   -------
               not apply to a Lender assigning its entire Note and Commitment Amount to a single institution. Simultaneously with each assignment of Notes and Commitment Amounts, the assigning Lender shall be deemed to have assigned a proportional share of its obligations and rights under Section 2.3.1(b). If the Agent and (if applicable) the Borrower so consent, then, from and after the effective date of any such assignment, the assignee thereunder (an "Additional Lender") shall, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations so assigned to it, and the assigning Lender shall, to the extent that rights and obligations have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement. Within five (5) Bank Business Days after any request of the Agent following such assignment of Notes and Commitment Amounts, the Borrower will execute and deliver to the Agent new Notes to the order of such assignee in amounts corresponding to the interest in the assigning Lender's rights and obligations under this Agreement acquired by such assignee pursuant to such assignment and, if the assigning Lender has retained an interest in such rights and obligations, new Notes to the order of the assigning Lender in amounts corresponding to such interests retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of the Notes to be replaced by such new Notes, shall be dated the effective date of such assignment and shall otherwise be in the form of the Notes to be replaced thereby. Such new Notes shall be issued in substitution for, but not in satisfaction or payment of, the Notes being replaced thereby. The Agent shall bear the cost of preparation of such new Notes. Upon the issuance of such new Notes, the term, "Notes," as used herein, shall include all such new Notes issued pursuant to this
               Section  12.11.

                       (b)   Any Lender making an  assignment under this Section
               shall  pay the  Agent a  transfer  fee in the  amount of   $3,000
               simultaneous with such assignment.

                       (c) Notwithstanding any other provision of this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement and that Lender's Notes in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                       (d) Except as set forth in this Section 12.11 and the following Section 12.12, no Lender may assign any of its rights or obligations under any Loan Document.

               Section 12.12 Participations.  In  addition to the rights granted
                             --------------
in Section 12.11, each Lender may grant participations in a portion of its Notes, Commitments and obligations under Section 2.3.1(b) to any institutional investor, without the consent of the Borrower or the Agent, but only so long as (except in the case of a participation granted to an affiliate of a Lender, in which case the limitation and qualification set forth in clause (a) and (b) below shall not apply):

               (a) Within five (5) Bank Business Days after granting any participation, such Lender gives the Agent and the Borrower notice of such participation, including the name, address and telecopier number of the participant and the amount of the Notes and Commitments covered by the participation; and

               (b) The principal amount of the participations so granted is no less than $5,000,000.

               No holder of any such participation, other than an affiliate of such Lender, shall be entitled to require such Lender to take or omit to take any action hereunder, except that such Lender may agree with such participant that such Lender will not, without such participant's consent, (i) forgive any indebtedness of the Borrower under this Agreement or the Notes, (ii) agree to reduce the rate of interest charged under this Agreement, or (iii) agree to extend the final maturity of any indebtedness evidenced by the Notes, except as expressly provided by the terms of the Loan Documents. No Lender shall, as between the Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any such granting of a participation. The Borrower hereby acknowledges and agrees that any participant described in this Section will, for purposes of Section 11.3, be considered to be a Lender hereunder (provided that such participant shall not be entitled to receive any more than the Lender selling such participation would have received had such sale not taken place) and may rely on, and possess all rights under, any opinions, certificates, or other instruments or documents delivered under or in connection with any Loan Document. Except as set forth in this Section 12.12, no Lender may grant any participation in any Loan Document or Commitment.

               Section 12.13 Disclosure of Information.  The Borrower authorizes
                             -------------------------
each Lender and the Agent to disclose to any participant, assignee or Additional Lender (each, a "Transferee") and any prospective Transferee any and all financial and other information in the possession of the Agent or any Lender concerning the Borrower which has been delivered to the Agent or such Lender by the Borrower pursuant to this Agreement or which has been delivered to the Agent or such Lender by the Borrower in connection with the credit evaluation of the Borrower by the Agent or such Lender prior to entering into this Agreement; provided, however, that prior to disclosing such information to a Transferee or
--------   -------
prospective Transferee, the applicable Lender shall obtain from such Transferee or prospective Transferee a confidentiality agreement agreeing that such information shall be used only in connection with such Person's evaluation and, if applicable, administration of its interest in this Agreement and the loans hereunder, and shall not be disclosed to any other Person, subject to exceptions permitting disclosure to regulators and auditors, disclosure as required by law or judicial process, and disclosure under such other limited circumstances as that Lender and such Transferee or prospective Transferee may reasonably agree.

                                  ARTICLE XIII.

                                  MISCELLANEOUS

               Section 13.1  No Waiver; Cumulative Remedies. No failure or delay
                             ------------------------------
on the part of the Lenders in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any Lender's acceptance of payments while any Default or Event of Default is outstanding operate as a waiver of such Default or Event of Default, or any right, power or remedy under the Loan Documents; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

               Section 13.2  Amendments,   Etc.   No  amendment,   modification,
                             -----------------
termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom shall be effective unless the same shall be in writing and signed by the Required Lenders (or, in the case of any action described in Section 12.6, the number of Lenders specified for the applicable action in such Section) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

               Section 13.3  Notice.  Except  as  otherwise  expressly  provided
                             ------
herein, all notices and other communications hereunder shall be in writing and shall be (i) personally delivered, (ii) transmitted by registered mail, postage prepaid, (iii) sent by Federal Express or similar expedited delivery service, or
(iv) transmitted by telecopy (followed, in the case of any notice from the Agent or a Lender to the Borrower, pursuant to any of Sections 11.2(a), 11.2(b) or 11.3, by a notice transmitted by registered mail, postage prepaid), in each case addressed to the party to whom notice is being given at its address as set forth by its signature below, or, if telecopied, transmitted to that party at its telecopier number set forth by its signature below; or, as to each party, at such other address or telecopier number as may hereafter be designated in a notice by that party to the other party complying with the terms of this Section. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally, by mail, or by Federal Express or similar expedited delivery service, or (ii) the date of transmission if delivered by telecopy, except that notices or requests to the Agent or any Lender pursuant to any of the provisions of Article II shall not be effective until received.

               Section 13.4  Costs and Expenses.  The Borrower  agrees to pay on
                             ------------------
demand (i) all costs and expenses incurred by the Agent in connection with the negotiation, preparation, execution, administration or amendment of the Loan Documents and the other instruments and documents to be delivered hereunder and thereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto, whether paid to outside counsel or allocated by in-house counsel, and (ii) all costs and expenses incurred by the Agent or any Lender in connection with the enforcement of the Loan Documents, including the reasonable fees and out-of-pocket expenses of counsel for the Agent or any Lender with respect thereto, whether paid to outside counsel or allocated by in-house counsel.

               Section 13.5  Indemnification  by Borrower.  The Borrower  hereby
                             ----------------------------
agrees to indemnify the Agent and the Lenders and each officer, director, employee and agent thereof (herein individually each called an "Indemnitee" and collectively called the "Indemnitees") from and against any and all losses, claims, damages, reasonable expenses (including, without limitation, reasonable attorneys' fees) and liabilities (all of the foregoing being herein called the "Indemnified Liabilities") incurred by an Indemnitee in connection with or arising out of the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the use of the proceeds of any Advance (including but not limited to any such loss, claim, damage, expense or liability arising out of any claim in which it is alleged that any "Environmental Law" has been breached with respect to any activity or property of the Borrower), except for any portion of such losses, claims, damages, expenses or liabilities incurred solely as a result of the gross negligence or willful misconduct of the applicable Indemnitee or the breach of this Agreement or any other Loan Document by that Indemnitee. "Environmental Law" shall mean (i) any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, legal doctrine, order, directive, executive or administrative order, judgment, decree, injunction, legal requirement or agreement with any governmental entity relating to (A) the protection, preservation or restoration of the environment (which includes, without limitation, air, water vapor, surface water, groundwater, drinking water supply, structures, soil, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety as it relates to hazardous materials, or (B) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, hazardous materials, in each case as amended and as now in effect, including, without limitation, the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act of 1972, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976 (including, but not limited to, the Hazardous and Solid Waste Amendments thereto and Subtitle I relating to underground storage tanks), the Federal Solid Waste Disposal and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Federal Occupational Safety and Health Act of 1970 as it relates to hazardous materials, the Federal Hazardous Substances Transportation Act, the Emergency Planning and Community Right-To-Know Act, the Safe Drinking Water Act, the Endangered Species Act, the National Environmental Policy Act, the Rivers and Harbors Appropriation Act or any so-called "Superfund" or "Superlien" law, each as amended and as now or hereafter in effect, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that imposes liability or obligations for injuries or damages due to, or threatened as a result of the presence of or exposure to any hazardous material. If and to the extent that the foregoing indemnity may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. All obligations provided for in this Section shall survive any termination of this Agreement.

               Section 13.6  Execution in  Counterparts.  This Agreement and the
                             --------------------------
other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement or such other Loan Document, as the case may be, taken together, shall constitute but one and the same instrument.

               Section 13.7  Binding  Effect,  Assignment.  The  Loan  Documents
                             ----------------------------
shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of each of the Lenders.

               Section 13.8  Governing Law. The Loan Documents shall be governed
                             -------------
by, and construed in accordance with, the internal laws of the State of Missouri.

               Section 13.9  Consent to Jurisdiction/Jury  Waiver.  The Borrower
                             ------------------------------------
and the Lenders each irrevocably (i) agree that any suit, action or other legal proceeding arising out of or relating to this Agreement or any other Loan Document may be brought in a court of record in Hennepin County in the State of Minnesota or in the Courts of the United States located in such State, (ii) consent to the jurisdiction of each such court in any suit, action or proceeding, (iii) waive any objection which they may have to the laying of venue of any such suit, action or proceeding in any such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum, and
(iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Borrower and Lender each waives the right to a trial by jury in any action based on or pertaining to this Agreement.

               Section 13.10 Severability  of Provisions.  Any provision of this
                             ---------------------------
Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

               Section 13.11 Prior Agreements. This Agreement and the other Loan
                             ----------------
Documents and related documents described herein restate and supersede in their entirety any and all prior agreements and understandings, oral or written, between any of the Lenders and the Borrower.

               Section 13.12 Headings.  Article and  Section  headings  in  this
                             --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

               Section 13.13 No Oral Agreements.  ORAL AGREEMENTS OR COMMITMENTS
                             ------------------
TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THIS AGREEMENT. TO PROTECT YOU (BORROWER) AND US (LENDERS AND AGENT) FROM
MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY  AGREEMENTS  WE REACH  COVERING  SUCH
MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

             [The balance of this page is intentionally left blank.]

               (Signature Page to Secured Credit Agreement Page 1 of 9) 3089976.10 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

Address:                                FIRST BANKS, INC.
600 James S. McDonnell Blvd.
Mail Code M1-199-014
Hazelwood, Missouri 63042
Attention:  Lisa K. Vansickle           By  /s/  Lisa K. Vansickle
Telecopier:  (314) 592-6621                -------------------------------------
                                         Its     Senior Vice President and
                                                 Chief Financial Officer






























































            (Signature Page to Secured Credit Agreement Page 1 of 9)

Address:                                 WELLS FARGO BANK, NATIONAL
MAC N2790-142                               ASSOCIATION, as Agent
100 South Hanley Road, Suite 1400
St. Louis, Missouri 63105
Attention: Catherine M. Morrissey
Telecopier: (314) 863-6815               By  /s/ Catherine M. Morrissey
                                            ------------------------------------
                                          Its    Senior Vice President
                                              ----------------------------------





































































            (Signature Page to Secured Credit Agreement Page 2 of 9)

Address:                                 WELLS FARGO BANK, NATIONAL
MAC N2790-142                              ASSOCIATION, as  both a Lender and
100 South Hanley Road, Suite 1400          as Swingline Lender
St. Louis, Missouri 63105
Attention: Catherine M. Morrissey
Telecopier: (314) 863-6815               By  /s/ Catherine M. Morrissey
                                            ------------------------------------
                                          Its     Senior Vice President
                                              ----------------------------------


































































            (Signature Page to Secured Credit Agreement Page 3 of 9)

Address:                                     JP MORGAN CHASE BANK, N.A.
Commercial Banking
JP Morgan Chase
IL1-1110
120 South LaSalle, 3rd Floor
Chicago, Illinois  60603
Attention:  Kristin Paszcak
Telecopier: (312) 661-9511               By  /s/ Kristin M. Paszcak
                                            ------------------------------------
                                          Its    Vice President
                                              ----------------------------------

































































            (Signature Page to Secured Credit Agreement Page 4 of 9)

Address:                                 LASALLE BANK NATIONAL
                                             SSOCIATION
One North Brentwood, Suite 950
Clayton, Missouri  63105
Attention: Robert J. Mathias             By  /s/ Robert J. Mathias
Telecopier: (314) 621-1612                  ------------------------------------
                                          Its    Senior Banker
                                              ----------------------------------


































































            (Signature Page to Secured Credit Agreement Page 5 of 9)

Address:                                    THE NORTHERN TRUST
50 South LaSalle Street, L-09               COMPANY
Chicago, Illinois 60603
Attention: Lisa McDermott
Telecopier: (312) 444-4906               By  /s/ Lisa McDermott
                                            ------------------------------------
                                          Its    Vice President
                                              ----------------------------------
































































            (Signature Page to Secured Credit Agreement Page 6 of 9)

Address:                                 UNION BANK OF CALIFORNIA, N.A.
445 South Figureroa Street
Los Angeles, California 90071
Attention: Dennis A. Cattell
Telecopier: (213) 236-5548               By  /s/ Dennis A. Cattell
                                            ------------------------------------
                                          Its    Vice President
                                              ----------------------------------

































































            (Signature Page to Secured Credit Agreement Page 7 of 9)

Address:                                 FIFTH THIRD BANK (CHICAGO)
222 South Riverside Plaza, 33rd Floor
MD GRVR3B
Chicago, Illinois  60606
Attention: Peter Caligiuri
Telecopier: (312) 704-4115               By  /s/ Peter Caligiuri
                                            ------------------------------------
                                          Its    Vice President
                                              ----------------------------------


































































            (Signature Page to Secured Credit Agreement Page 8 of 9)

Address:                                 U.S. BANK NATIONAL ASSOCIATION
Correspondent Banking
One U.S. Bank Plaza
Mailcode:  SL-MO-T11S
St. Louis, Missouri  63101
Attention:  Jaycee D. Greene
Telecopier:  (314) 418-2173              By  /s/ Jaycee D. Greene
                                            ------------------------------------
                                          Its    Vice President
                                              ----------------------------------


































































            (Signature Page to Secured Credit Agreement Page 9 of 9)

                                  EXHIBIT 1.1 A

                              ADDITIONAL TERM NOTE

$                                                            St. Louis, Missouri
 ---------------------
                                                          --------------, ------


      For value received, the undersigned FIRST BANKS, INC., a Missouri corporation (the "Borrower"), hereby promises to pay to the order of _________________, a _____________ (the "Lender"), at the office of Wells Fargo
Bank, National Association, as agent (the "Agent") at Sixth Street and Marquette Avenue, Minneapolis, Minnesota, or at any other place designated at any time in accordance with the Credit Agreement (as hereinafter defined), in lawful money of the United States of America and in immediately available funds, the principal sum of _______________ Dollars ($______________) or, together with interest on the principal amount hereunder remaining unpaid from time to time (the "Principal Balance"), computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid.

      The interest on this Note shall be determined, with reference to the Secured Credit Agreement dated as of August 8, 2007 (as the same may be amended, supplemented or restated from time to time) by and among the Borrower, the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as Agent for the Lenders thereunder (the "Credit Agreement"), as follows: (a) at the rate determined from time to time under the Credit Agreement; except (b) as of the date of this Note, the following listed Eurodollar Rates as applied to the listed portion(s) of the Principal Balance and the date such interest rates expire; provided, however that, in determining such Eurodollar Rate(s), the applicable Margin shall be determined in accordance with Section 4.7 of the Credit Agreement:

                               Portion of the        Date of Expiration of
      Eurodollar Rate         Principal Balance         Eurodollar Rate
      ---------------         -----------------         ---------------

      <________>                $<_______>           ________________, 20___
      <________>                $<_______>           ________________, 20___

      This Note may be prepaid only in accordance with the Credit Agreement.

      The Principal Balance shall be payable in equal quarterly installments, based on a four-year straight line amortization schedule, with the first such installment due on the last day of the calendar quarter ending after the date hereof and a final payment equal to the entire remaining principal balance (and all accrued and unpaid interest and other sums due under the Credit Agreement in respect of this Note) due on this Note's Additional Term Loan Maturity Date, as defined in the Credit Agreement.

      This Note is issued pursuant, and is subject, to the Credit Agreement. This Note is an "Additional Term Note" referred to in the Credit Agreement.

      This Note is secured, among other things, pursuant to the several security agreements delivered pursuant to the Credit Agreement, and may now or hereafter be secured by one or more other security agreements or other instruments or agreements.

      The Borrower hereby agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

      Presentment or other demand for payment, notice of dishonor and protest are expressly waived.


                  BORROWER:                FIRST BANKS, INC.





                                           By ________________________________


                                           Its _______________________________

                                  EXHIBIT 1.1 B

                            BORROWER PLEDGE AGREEMENT

     This Agreement is made as of the 8th day of August, 2007, by and between FIRST BANKS, INC., a Missouri Corporation ("Debtor") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the "Lenders" pursuant to the Secured Credit Agreement described below ("Secured Party").

                                    RECITALS

     Debtor, Secured Party and certain financial institutions have executed a Secured Credit Agreement dated as of August 8, 2007, (the "Credit Agreement"), pursuant to which such financial institutions (the "Lenders") have agreed to lend up to $125,000,000 to Debtor (with Debtor having the right to increase the credit facilities by an amount up to $25,000,000) and pursuant to which Secured Party has agreed to issue up to $5,000,000 in face amount of standby letters of credit for the account of Debtor.

     One condition to the Lenders' and Secured Party's commitments under the Credit Agreement is that Debtor execute, deliver and perform this Collateral Pledge Agreement, thereby granting a security interest to Secured Party, as agent for the Lenders, in the Collateral described herein.

     Now, therefore, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

     1. Security Interest and Collateral. To secure the prompt and complete payment and performance of the "Obligations," as such term is defined in the Credit Agreement, Debtor hereby grants Secured Party (for its own account and as agent for the Lenders) a security interest (the "Security Interest") in (i) all of the capital stock of The San Francisco Company, a Delaware corporation, owned by Debtor, (ii) any capital stock that Debtor may hereafter acquire and deliver to Secured Party pursuant to Section 8.8 of the Credit Agreement, and (iii) all proceeds of such capital stock and all other rights in connection with such property (collectively the "Collateral").

     2. Representations, Warranties and Covenants. Debtor represents, warrants and covenants that:

         (a) Debtor will join with Secured Party in taking any action required by Secured Party in order to perfect the Security Interest and to protect the rights and priorities of Secured Party with respect to the Collateral. To that end, Debtor has delivered to Secured Party certificates representing all of the shares of capital stock constituting Collateral and executed and delivered one blank stock power for each such certificate. Debtor will, at Secured Party's request at any one or more times (i) duly endorse, in blank, each and every additional security certificate and instrument constituting Collateral by signing on such certificate or instrument or by signing a separate document of assignment or transfer and deliver to Secured Party each and every such additional security certificate and instrument; (ii) join with Secured Party in executing any instructions or agreements with securities intermediaries for the purpose of obtaining control of any investment property that may hereafter constitute Collateral; and (iii) instruct the issuer of any security that may hereafter constitute Collateral to register such security in the name of Secured Party.

         (b) Debtor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions except the Security Interest and any restrictive legend appearing on any security certificate or any instrument constituting Collateral.

         (c) Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.

         (d) Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

         (e) Debtor will upon receipt deliver to Secured Party all investment property distributed on account of Collateral, such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations. The Security Interest shall attach to all such proceeds.

     3. Events of Default. The occurrence of any Event of Default under the Credit Agreement shall be an Event of Default hereunder.

     4. Remedies Upon Event of Default. Upon the occurrence of an Event of Default and during the continuance thereof, Secured Party may exercise any one or more of the rights and remedies specified in the Credit Agreement, and also any one or more of the following rights or remedies: (i) notify the obligor on or issuer of any Collateral or any securities intermediary to make payment to Secured Party of any amounts due or distributable on any Collateral, (ii) in Debtor's name or Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral, (iii) receive and keep in its possession or under its control subject to the Security Interest all proceeds of Collateral, except that any money received from the Collateral may, at Secured Party's option, be applied in reduction of the Obligations; (iv) exercise all voting and other rights as a holder of any Collateral; (v) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including the right to (A) order any securities intermediary to sell any Collateral on any established market or over the counter or to cause any Collateral to be redeemed; (B) give any transfer or redemption order to any issuer of Collateral; or (C) offer and sell Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on any certificates representing Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action; and (vi) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against any Collateral, against Debtor or against any other person or property.

     5. Secured Party's Duties. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral, or in the case of Collateral in the custody or possession of a securities intermediary or other third person, exercises reasonable care in the selection of the securities intermediary or other third person and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. Regardless of the manner in which Secured Party chooses to exercise control over Collateral (whether by possession, by agreement with an issuer or Securities Intermediary, by transferring security entitlements into its own account, or otherwise), Secured Party shall not be deemed to be under any obligation to Debtor, whether as fiduciary, trustee, agent or otherwise, except the duty of good faith, the duties specifically imposed upon Secured Party by this Agreement, and the duties imposed upon it as a secured party by Articles 1, 8 and 9 of the Uniform Commercial Code, as in effect in Missouri.

     6.  Miscellaneous.  Any disposition of Collateral in the manner provided in
Section 4 shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at the address set forth following its signature on the signature page of this Agreement or at the most recent address shown on Secured Party's records. Debtor will reimburse Secured Party for all expenses (including reasonable attorneys' fees and legal expenses) incurred by Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. This Agreement shall be governed by the internal laws of Missouri and, unless the context otherwise requires, all terms used herein which are defined in Articles 1, 8 and 9 of the Uniform Commercial Code, as in effect in Missouri, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

     IN WITNESS WHEREOF, Debtor has executed this Agreement as of the day first above written.

                                   FIRST BANKS, INC.

                                   By
                                      ------------------------------------------
                                     Its
                                        ----------------------------------------


                                   Address:

                                   600 James S. McDonnell Blvd.
                                   Mail Code M1-199-014
                                   Hazelwood, MO 63042-2302

                                  EXHIBIT 1.1 C

                             COMPLIANCE CERTIFICATE

     This  Compliance  Certificate  is  being  submitted  on  this  ___  day  of
__________________,   200__,   for  the  quarter   ending  on  the  ___  day  of
__________________, 200__, pursuant to the terms of the Secured Credit Agreement dated as of August 8, 2007, (the "Credit Agreement"), as the same may be thereafter amended from time to time, among Wells Fargo Bank, National Association (the "Agent"), the Lenders that are parties thereto, and First Banks, Inc., as Borrower. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

     The undersigned officers of First Banks, Inc. jointly and severally certify to the Lenders that as of the date hereof:

     A. The representations and warranties contained in Article VII of the Credit Agreement are correct as of the date hereof, except to the extent that the same relate specifically to an earlier date;

     B.   No Default or Event of Default has occurred and is continuing;

     C. Attached is an accurate listing of the current Subsidiaries of First Banks, Inc.; and

     D. The computation of Margin and L/C Margin and compliance with the covenants contained in Article X of the Credit Agreement are supported by the following:

4.7      Funded Debt Ratio


                                                                                  Revolving
(i) First Banks, Inc. (consolidated)           (2)             Ratio of              Loan            L/C      Term Loan
Net Income for the quarter ended:          Funded Debt        (2) to (1)            Margin          Margin      Margin
---------------------------------          -----------        ----------            ------          ------      ------
                 $
--------------   --------------

--------------   --------------

--------------   --------------

--------------   --------------
Total Net Income $             (1)                                   %                  bp               bp          bp
                 --------------             --------           -------              ------           ------       -----

10.1   Total Risk Based Capital Ratio
       ------------------------------

                                                                  (2)
                                                             Weighted-Risk
                                                            Assets and Off-                          Minimum
                                               (1)           Balance Sheet          Ratio of          Ratio
                                          Total Capital          Items             (1) to (2)       Permitted
                                          -------------          -----             ----------       ---------
First Banks, Inc. (consolidated)                                                            %         10.0%
                                           -----------         ---------           ----------         -----
First Bank                                                                                  %         10.0%
                                           -----------         ---------           ----------         -----




10.2   Tier I Risk Based Capital Ratio
       -------------------------------

                                                                  (2)
                                                             Weighted-Risk
                                                            Assets and Off-                          Minimum
                                               (1)           Balance Sheet         Ratio of           Ratio
                                         Tier I Capital          Items            (1) to (2)        Permitted
                                         --------------          -----            ----------        ---------
First Banks, Inc. (consolidated)                                                           %           6.0%
                                          ------------         ---------          ----------           ----
First Bank                                                                                 %           6.0%
                                          ------------         ---------          ----------           ----

10.3   Leverage Ratio
       --------------
                                               (1)                (2)             Ratio of          Minimum
                                         Tier I Capital      Average Total       (1) to (2)          Ratio
                                         --------------      -------------       ----------        Permitted
                                                                 Assets                             ---------
                                                                 ------

First Banks, Inc. (consolidated)                                                           %           5.0%
                                          ------------        -----------         ----------           ----
First Bank                                                                                 %           5.0%
                                          ------------        -----------         ----------           ----

10.4   Minimum Return on Assets
       ------------------------
                                                                                                     Minimum
Net Income for the quarter ended:                            Average Total         Ratio of           Ratio
---------------------------------                              Assets (2)         (1) to (2)        Permitted
                                                              -----------         ----------        ---------

First Banks, Inc. (consolidated)
                 $
--------------   ---------------

--------------   ---------------

--------------   ---------------

--------------   ---------------
Total Net Income $              (1)                                                        %          0.70%
                 ---------------                               ---------          ----------          -----

10.5   Non-Performing Assets
       ---------------------

                                               (1)                (2)                                Maximum
                                         Non-Performing     Primary Equity         Ratio of           Ratio
                                             Assets             Capital           (1) to (2)        Permitted
                                             ------             -------           ----------        ---------
First Banks, Inc. (consolidated)                                                                       20%
                                           ----------          ---------          ----------           ---

10.6   Allowance for Loan and
       -----------------------
       Lease Losses
       ------------                           (1)
                                         Allowance for            (2)                                Minimum
                                            Loan and        Non-Performing         Ratio of           Ratio
                                         Lease Losses           Assets            (1) to (2)        Permitted
                                         ------------           ------            ----------        ---------
First Banks, Inc. (consolidated)                                                           %           100%
                                          ----------          ----------          ----------           ----


     Signed as of the day and year first above written.

                        FIRST BANKS, INC.


                        By:
                             ---------------------------------------------------
                                             Chief Executive Officer

                        By:
                             ---------------------------------------------------
                               Senior Vice President and Chief Financial Officer

                        By:
                             ---------------------------------------------------
                                             Senior Vice President

                        By:
                             ---------------------------------------------------
                                             Chief Credit Officer

                                  EXHIBIT 1.1 D

                             INITIAL TERM LOAN NOTE


          $_________________                                 St. Louis, Missouri
                                                                  August 8, 2007

     For value received, the undersigned FIRST BANKS, INC., a Missouri corporation (the "Borrower"), hereby promises to pay to the order of _________________, a _____________ (the "Lender"), at the office of Wells Fargo
Bank, National Association, as agent (the "Agent") at Sixth Street and Marquette Avenue, Minneapolis, Minnesota, or at any other place designated at any time in accordance with the Credit Agreement (as hereinafter defined), in lawful money of the United States of America and in immediately available funds, the principal sum of _______________ Dollars ($______________) or, together with interest on the principal amount hereunder remaining unpaid from time to time (the "Principal Balance"), computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate determined from time to time under the Secured Credit Agreement of even date herewith (as the same may be amended, supplemented or restated from time to time) by and among the Borrower, the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as Agent for the Lenders thereunder (the "Credit Agreement"). This Note may be prepaid only in accordance with the Credit Agreement.

     The Principal Balance shall be repaid in seven (7) equal calendar quarterly installments, beginning September 30, 2007, equal to _______________ Dollars ($______________), with a final payment equal to the entire remaining principal balance (and all accrued and unpaid interest and other sums due under the Credit Agreement in respect of this Note) due on this Note's Initial Term Loan Maturity Date, as defined in the Credit Agreement.

     This Note is issued pursuant, and is subject, to the Credit Agreement. This
Note is an "Initial Term Loan Note" referred to in the Credit Agreement.

     This Note is secured, among other things, pursuant to the several security agreements delivered pursuant to the Credit Agreement, and may now or hereafter be secured by one or more other security agreements or other instruments or agreements.

     The Borrower hereby agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.


     BORROWER:                          FIRST BANKS, INC.





                                        By ________________________________


                                        Its _______________________________

                                                 EXHIBIT 1.1 E1

                                     APPLICATION FOR STANDBY LETTER OF CREDIT

TO:  WELLS FARGO BANK, NATIONAL ASSOCIATION
------------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
      DATE                                   FOR WELLS FARGO'S                   LETTER OF            DOCUMENT
                                             USE ONLY                            CREDIT NO.           TRACK NO.

     ------------------------------------------------------------------------------------------------------------------------------


APPLICANT SIGNING BELOW HEREBY REQUESTS THAT WELLS FARGO BANK, NATIONAL  ASSOCIATION ("WELLS FARGO") ISSUE IN WELLS FARGO'S  NAME AN
IRREVOCABLE  STANDBY LETTER OF  CREDIT  (THE "CREDIT") ON SUBSTANTIALLY   THE  TERMS  BELOW AND, UNLESS OTHERWISE SPECIFIED BELOW IN
SPECIAL INSTRUCTIONS, FORWARD  THE  CREDIT BY THE FOLLOWING MEANS TO THE BENEFICIARY DIRECTLY OR  THROUGH A  BANK  SELECTED BY WELLS
FARGO:


|_| FULL CABLE/TELEX      |_| COURIER      |_|  MAIL WITH BRIEF ADVICE BY CABLE/TELEX        |_|  MAIL    |_| OTHER:____________

------------------------------------------------------------------------------------------------------------------------------------
ADVISING BANK: (If left blank, Wells Fargo may select)                  BENEFICIARY:   (Name and Address)




------------------------------------------------------------------------------------------------------------------------------------
PARTY TO BE NAMED AS REQUESTING THE CREDIT:  (Name and Address)         AMOUNT:  (In words)



                                                                        -------------------------------- ---------------------------
                                                                        (In figures)                     (Currency)

------------------------------------------------------------------------------------------------------------------------------------
AVAILABILITY:  Unless otherwise specified herein, the Credit is to      EXPIRATION DATE:________________________________________
be available with  Wells  Fargo's  issuing  office  by  payment of
draft(s)drawn at sight on Wells Fargo or, at Wells Fargo's option,      PLACE OF EXPIRATION:  Unless  otherwise  specified  herein,
with any bank(s)  or  with  a  bank nominated  by  Well s Fargo by      the Credit is to expire at Wells Fargo's issuing office or,
negotiation  of drafts(s)drawn at sight on Wells Fargo.                 if  the Credit  is  available with  any  bank(s) or  with a specific bank other than Wells  Fargo's issuing  office, at such place as Wells Fargo shall elect.


------------------------------------------------------------------------------------------------------------------------------------
DOCUMENT(S): Draft(s) are to be accompanied by: (Attached additional signed sheet(s), if necessary, and label as attachments to this
             Application.)








------------------------------------------------------------------------------------------------------------------------------------
DRAWING(S):  |_|  Partial drawings are permitted.  (More than one draft may be drawn and presented under the Credit.)

             |_|  Only one draft may be drawn and presented under the Credit, and:

                  |_| the draft must be for the full amount of the Credit.    |_|  the draft may be for less than the full amount of
                                                                                   the Credit.
------------------------------------------------------------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS: (Attach additional signed sheet(s), if necessary, and label as attachments to this Application.)





------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRANSFERABILITY: (If not checked, the Credit will not be transferable.)

       |_|  The Credit is to be transferable, with transfer charges for:   |_|  Applicant's account   |_|  Beneficiary's account
------------------------------------------------------------------------------------------------------------------------------------
INQUIRIES:  Direct to:                                                  Telephone Number:
------------------------------------------------------------------------------------------------------------------------------------
APPLICANT'S AGREEMENT AND SIGNATURE: Applicant's  signature  here  indicatesagreement  to  all  the  terms  and  conditions  on this
Application and Applicant's agreement that the Credit and its issuance  will  be governed  by (1) the  terms  and  conditions of the
Standby Letter of Credit Agreement between Applicant and Wells Fargo and/or (2) any other agreement signed by Applicant  pursuant to which the Credit is to be issued. This Application  is signed by Applicant's duly authorized representative(s) on the date specified above.



------------------------------------------------------------------------------    ------------------------------------------------

      APPLICANT                                                                                      ADDRESS




--------------------------------------------------  --------------------------    ------------------------------------------------

      AUTHORIZED SIGNATURE                            TITLE                                          ADDRESS




--------------------------------------------------  --------------------------    ------------------------------------------------

      AUTHORIZED SIGNATURE                            TITLE                                          ADDRESS



----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   (TO BE COMPLETED BY WELLS FARGO BANK, NATIONAL ASSOCIATION)



                CREDIT ISSUANCE HAS BEEN APPROVED IN ACCORDANCE WITH WELLS FARGO'S CREDIT POLICIES AND PROCEDURES

------------------------------------------------------------------------------------------------------------------------------------
APPROVING OFFICER'S SIGNATURE      APPROVING OFFICER'S NAME (Print)   APPROVING OFFICER'S OFFICE (Print)   AU   MAC   COMMITMENT NO.




-----------------------------------------------------------------------------------------------------------------------------------
PHONE         AFS INTERFACE                 STANDALONE                          COLLATERAL                PURPOSE      DATE
              REQUIRED:                     TRANSACTION:                        CODE                      CODE

              YES  |_|   NO  |_|            YES  |_|       NO  |_|
------------------------------------------------------------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS: (Indicate any provisions applicable to the Credit different from those on Applicant's Relationship  Management
Instructions Form)




------------------------------------------------------------------------------------------------------------------------------------

                                 EXHIBIT 1.1 E2

                       STANDBY LETTER OF CREDIT AGREEMENT


To:  WELLS FARGO BANK, NATIONAL ASSOCIATION

       Applicant hereby requests that you, Wells Fargo Bank, National Association ("Wells Fargo"), issue in your name one or more standby letters of credit pursuant to Applications for the issuance of such Credits and the terms and conditions of this Agreement. Each Credit will be issued at Applicant's request and for its account, and, unless otherwise specifically provided in any Loan Document, at your option. Applicant agrees that the terms and conditions in this Agreement shall apply to each Application and the Credit issued pursuant to each Application, and to transactions under each Application, each Credit and this Agreement.

       SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth after each term: "Agreement" means this
                                                          ---------
Standby Letter of Credit Agreement as it may be revised or amended from time to time. "Applicant" means collectively each person and/or entity signing this
        ---------
Agreement   as   Applicant.   "Application"   means  your  printed  form  titled
                               -----------
"Application For Standby Letter of Credit" or any other form acceptable to you on which Applicant applies for the issuance by you of a Credit and/or an application for amendment of a Credit or any combination of such applications, as the context may require. "Beneficiary" means the person or entity named on an
                             -----------
Application as the beneficiary or any transferee of such beneficiary. "Collateral" means the Property, together with the proceeds of such Property,
 ----------
securing any or all of Applicant's obligations and liabilities at any time existing under or in connection with any L/C Document and/or any Loan Document. "Commission Fee" means the fee, computed at the commission fee rate specified by
 --------------
you or specified in any Loan Document, charged by you at the time or times specified by you on the amount of each Credit and on the amount of each increase in a Credit for the time period each Credit is outstanding. "Credit" means an
                                                               ------
instrument or document titled "Irrevocable Standby Letter of Credit" or "Standby Letter of Credit", or any instrument or document whatever it is titled or whether or not it is titled functioning as a standby letter of credit, issued under or pursuant to an Application, and all renewals, extensions and amendments of such instrument or document. "Demand" means any sight draft, electronic or
                                   ------
telegraphic transmission or other written demand drawn or made, or purported to be drawn or made, under or in connection with any Credit. "Document" means any
                                                             --------
instrument, statement, certificate or other document referred to in or related to any Credit or required by any Credit to be presented with any Demand. "Dollars" means the lawful currency at any time for the payment of public or
 -------
private debts in the United States of America.  "Event of Default"  means any of
                                                 ----------------
the events set forth in Section 13 of this  Agreement.  "Expiration  Date" means
                                                         ----------------
the date any Credit expires. "Guarantor" means any person or entity guaranteeing
                              ---------
the payment and/or performance of any or all of Applicant's obligations under or in connection with any L/C Document and/or any Loan Document. "Holding Company"
                                                                ---------------
means any company or other entity directly or indirectly  controlling  you. "L/C
                                                                             ---
Document" means this Agreement, each Application,  each Credit, and each Demand.
--------
"Loan  Document" means each and any promissory  note,  loan agreement,  security
 --------------
agreement, pledge agreement, guarantee or other agreement or document executed in connection with, or relating to, any extension of credit under which any Credit is issued. "Maximum Rate" means the maximum amount of interest (as
                    -------------
defined by applicable laws), if any, permitted to be paid, taken, reserved, received, collected or charged under applicable laws, as the same may be amended or modified from time to time. "Negotiation Fee" means the fee, computed at the
                                 ---------------
negotiation fee rate specified by you or specified in any Loan Document, charged by you on the amount of each Demand paid by you or any other bank specified by you when each Demand is paid. "Payment Office" means the office specified by you
                               --------------
or specified in any Loan Document as the office where reimbursements and other payments under or in connection with any L/C Document are to be made by Applicant. "Prime Rate" means the rate of interest most recently announced
             -----------
within Wells Fargo at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Wells Fargo's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate. "Property" means all forms of property, whether tangible or
              --------
intangible, real, personal or mixed. "Rate of Exchange" means Wells Fargo's then
                                      ----------------
current selling rate of exchange in San Francisco, California for sales of the currency of payment of any Demand, or of any fees or expenses or other amounts payable under this Agreement, for cable transfer to the country of which such currency is the legal tender. "UCP" means the Uniform Customs and Practice for
                                ---
Documentary Credits, an International Chamber of Commerce publication, or any substitution therefor or replacement thereof. "Unpaid and Undrawn Balance" means
                                               --------------------------
at any time the entire amount which has not been paid by you under all the Credits issued for Applicant's account, including, without limitation, the amount of each Demand on which you have not yet effected payment as well as the amount undrawn under all such Credits. "Wells Fargo & Company" means Wells Fargo
                                        ---------------------
& Company, a Delaware corporation.

       SECTION 2. HONORING DEMANDS AND DOCUMENTS. You may receive, accept and honor, as complying with the terms of any Credit, any Demand and any Documents accompanying such Demand, provided that such Demand and accompanying Documents appear on their face to comply substantially with the provisions of such Credit and are, or appear on their face to be, signed or issued by (a) a person or entity authorized under such Credit to draw, sign or issue such Demand and accompanying Documents, or (b) an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver or other legal representative or successor in interest by operation of law of any such person or entity.

       SECTION 3. REIMBURSEMENT FOR PAYMENT OF DEMANDS. Applicant shall reimburse you for all amounts paid by you on each Demand, including, without limitation, all such amounts paid by you to any paying, negotiating or other bank. If in connection with the issuance of any Credit, you agree to pay any other bank the amount of any payment or negotiation made by such other bank under such Credit upon your receipt of a cable, telex or other written telecommunication advising you of such payment or negotiation, or authorize any other bank to debit your account for the amount of such payment or negotiation, Applicant agrees to reimburse you for all such amounts paid by you, or debited to your account with such other bank, even if any Demand or Document specified in such Credit fails to arrive in whole or in part or if, upon the arrival of any such Demand or Document, the terms of such Credit have not been complied with or such Demand or Document does not conform to the requirements of such Credit or is not otherwise in order.

       SECTION 4. FEES AND EXPENSES. Applicant agrees to pay to you (a) all Commission Fees, Negotiation Fees, cable fees, amendment fees, non-usance fees, and cancellation fees of, and all out-of-pocket expenses incurred by, you under or in connection with any L/C Document, and (b) all fees and charges of banks or other entities other than you under or in connection with any L/C Document if any Application (i) does not indicate who will pay such fees and charges, (ii) indicates that such fees and charges are to be paid by Applicant, or (iii) indicates that such fees and charges are to be paid by the Beneficiary and the Beneficiary does not, for any reason whatsoever, pay such fees or charges. There shall be no refund of any portion of any Commission Fee in the event any Credit is used, reduced, amended, modified or terminated before its Expiration Date.

       SECTION 5. DEFAULT INTEREST. Unless otherwise specified in any Loan Document, or on an Application and agreed to by you, all amounts to be reimbursed by Applicant to you, and all fees and expenses to be paid by Applicant to you, and all other amounts due from Applicant to you under or in connection with any L/C Documents, will bear interest (to the extent permitted by law), payable on demand, from the date you paid the amounts to be reimbursed or the date such fees, expenses and other amounts were due until such amounts are paid in full, at a rate per annum (computed on the basis of a 360-day year, actual days elapsed) which is the lesser of (a) two percent (2%) above the Prime Rate in effect from time to time, or (b) the Maximum Rate.

       SECTION 6. TIME AND METHOD OF REIMBURSEMENT AND PAYMENT. Unless otherwise specified in this Section, in any Loan Document, or on an Application and agreed to by you, all amounts to be reimbursed by Applicant to you, all fees and expenses to be paid by Applicant to you, and all interest and other amounts due to you from Applicant under or in connection with any L/C Documents will be reimbursed or paid at the Payment Office in Dollars in immediately available funds without setoff or counterclaim (i) on demand or, (ii) at your option by your debiting any of Applicant's accounts with you, with each such debit being made without presentment, protest, demand for reimbursement or payment, notice of dishonor or any other notice whatsoever, all of which are hereby expressly waived by Applicant. Each such debit will be made at the time each Demand is paid by you or, if earlier, at the time each amount is paid by you to any paying, negotiating or other bank, or at the time each fee and expense is to be paid or any interest or other amount is due under or in connection with any L/C Documents. If any Demand or any fee, expense, interest or other amount payable under or in connection with any L/C Documents is payable in a currency other than Dollars, Applicant agrees to reimburse you for all amounts paid by you on such Demand, and/or to pay you all such fees, expenses, interest and other amounts, in one of the three following ways, as determined by you in your sole discretion in each case: (a) at such place as you shall direct, in such other currency; or (b) at the Payment Office in the Dollar equivalent of the amount of such other currency calculated at the Rate of Exchange on the date determined by you in your sole discretion; or (c) at the Payment Office in the Dollar equivalent, as determined by you (which determination shall be deemed correct absent manifest error), of such fees, expenses, interest or other amounts or of the actual cost to you of paying such Demand. Applicant assumes all political, economic and other risks of disruptions or interruptions in any currency exchange.

       SECTION 7. AGREEMENTS OF APPLICANT. Applicant agrees that (a) unless otherwise specifically provided in any Loan Document, you shall not be obligated at any time to issue any Credit for Applicant's account; (b) unless otherwise specifically provided in any Loan Document, if any Credit is issued by you for Applicant's account, you shall not be obligated to issue any further Credit for Applicant's account or to make other extensions of credit to Applicant or in any other manner to extend any financial consideration to Applicant; (c) you have not given Applicant any legal or other advice with regard to any L/C Document or Loan Document; (d) if you at any time discuss with Applicant the wording for any Credit, any such discussion will not constitute legal or other advice by you or any representation or warranty by you that any wording or Credit will satisfy Applicant's needs; (e) Applicant is responsible for the wording of each Credit, including, without limitation, any drawing conditions, and will not rely on you in any way in connection with the wording of any Credit or the structuring of any transaction related to any Credit; (f) Applicant, and not you, is responsible for entering into the contracts relating to the Credits between Applicant and the Beneficiaries and for causing Credits to be issued; (g) you may, as you deem appropriate, modify or alter and use in any Credit the terminology contained on the Application for such Credit; (h) unless the Application for a Credit specifies whether the Documents to be presented with a Demand under such Credit must be sent to you in one parcel or in two parcels or may be sent to you in any number of parcels, you may, if you so desire, make such determination and specify in the Credit whether such Documents must be sent in one parcel or two parcels or may be sent in any number of parcels; (i) you shall not be deemed Applicant's agent or the agent of any Beneficiary or any other user of any Credit, and neither Applicant, nor any Beneficiary nor any other user of any Credit shall be deemed your agent; (j) Applicant will promptly examine all Documents and each Credit if and when they are delivered to Applicant and, in the event of any claim of noncompliance of any Documents or any Credit with Applicant's instructions or any Application, or in the event of any other irregularity, Applicant will promptly notify you in writing of such noncompliance or irregularity; (k) all directions and correspondence relating to any L/C Document are to be sent at Applicant's risk; (l) if any Credit has a provision concerning the automatic extension of its Expiration Date, you may, at your sole option, give notice of nonrenewal of such Credit and if Applicant does not at any time want such Credit to be renewed Applicant will so notify you at least fifteen (15) calendar days before you are to notify the Beneficiary of such Credit or any advising bank of such nonrenewal pursuant to the terms of such Credit; (m) Applicant will not seek to obtain, apply for, or acquiesce in any temporary or permanent restraining order, preliminary or permanent injunction, permanent injunction or any other pretrial or permanent injunctive or similar relief, restraining, prohibiting or enjoining you, any of your correspondents or any advising, confirming, negotiating, paying or other bank from paying or negotiating any Demand or honoring any other obligation under or in connection with any Credit; and (n) except for Applicant's obligations specifically affected by the actions referred to in subsection (vi) of this
Section 7(n), Applicant's obligations under or in connection with each L/C Document and Loan Document shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of each such L/C
Document and Loan Document under all circumstances whatsoever, including, without limitation, the following circumstances, the circumstances listed in
Section  12(b)  through  (dd)  of  this  Agreement,   and  any  other  event  or
circumstance similar to such circumstances: (A) any lack of validity or enforceability of any L/C Document, any Loan Document, any Document or any agreement relating to any of the foregoing; (B) any amendment of or waiver relating to, or any consent to or departure from, any L/C Document, any Loan Document or any Document; (C) any release or substitution at any time of any Property held as Collateral; (D) your failure to deliver to Applicant any Document you have received with a drawing under a Credit because doing so would, or is likely to, violate any law, rule or regulation of any government authority; (E) the existence of any claim, set-off, defense or other right which Applicant may have at any time against you or any Beneficiary (or any person or entity for whom any Beneficiary may be acting) or any other person or entity, whether under or in connection with any L/C Document, any Loan Document, any Document or any Property referred to in or related to any of the foregoing or under or in connection with any unrelated transaction; (F) any breach of contract or other dispute between or among any two or more of you, Applicant, any Beneficiary, any transferee of any Beneficiary, any person or entity for whom any Beneficiary or any transferee of any Beneficiary may be acting, or any other person or entity; or (G) any delay, extension of time, renewal, compromise or other indulgence granted or agreed to by you with or without notice to
Applicant, or Applicant's approval, in respect of any of Applicant's indebtedness or other obligations to you under or in connection with any L/C Document or any Loan Document.

       SECTION 8. COMPLIANCE WITH LAWS AND REGULATIONS. Applicant represents and warrants to you that no Application, Credit or transaction under any Application and/or Credit will contravene any law or regulation of the government of the United States or any state thereof. Applicant agrees (a) to comply with all federal, state and foreign exchange regulations and other government laws and regulations now or hereafter applicable to any L/C Document, to any payments under or in connection with any L/C Document, to each transaction under or in connection with any L/C Document, or to the import, export, shipping or financing of the Property referred to in or shipped under or in connection with any Credit, and (b) to reimburse you for such amounts as you may be required to expend as a result of such laws or regulations, or any change therein or in the interpretation thereof by any court or administrative or government authority charged with the administration of such laws or regulations.

       SECTION 9. TAXES, RESERVES AND CAPITAL ADEQUACY REQUIREMENTS. In addition to, and notwithstanding any other provision of any L/C Document or any Loan Document, in the event that any law, treaty, rule, regulation, guideline, request, order, directive or determination (whether or not having the force of law) of or from any government authority, including, without limitation, any court, central bank or government regulatory authority, or any change therein or in the interpretation or application thereof, (a) does or shall subject you to any tax of any kind whatsoever with respect to the L/C Documents, or change the basis of taxation of payments to you of any amount payable thereunder (except for changes in the rate of tax on your net income); (b) does or shall impose, modify or hold applicable any reserve, special deposit, assessment, compulsory loan, Federal Deposit Insurance Corporation insurance or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, other credit extended by or any other acquisition of funds by, any of your offices; (c) does or shall impose, modify or hold applicable any capital adequacy requirements (whether or not having the force of law); or (d) does or shall impose on you any other condition; and the result of any of the foregoing is (i) to increase the cost to you of issuing or maintaining any Credit or of performing any transaction under any L/C Document, (ii) to reduce any amount receivable by you under any L/C Document, or (iii) to reduce the rate of return on your capital or the capital of the Holding Company to a level below that which you or the Holding Company could have achieved but for any imposition, modification or application of any capital adequacy requirement (taking into consideration your policy and the policy of the Holding Company, as the case may be, with respect to capital adequacy), and any such increase or reduction is material (as determined by you or the Holding Company, as the case may be, in your or the Holding Company's sole discretion); then, in any such case, Applicant agrees to pay to you or the Holding Company, as the case may be, such amount or amounts as may be necessary to compensate you or the Holding Company for (A) any such additional cost, (B) any reduction in the amount received by you under any L/C Document, or (C) to the extent allocable (as determined by you or the Holding Company, as the case may be, in your or the Holding Company's sole discretion) to any L/C Document, any reduction in the rate of return on your capital or the capital of the Holding Company.

       SECTION 10. COLLATERAL. In addition to, and not in substitution for, any Property delivered, conveyed, transferred or assigned to you under any Loan Document as security for any or all of Applicant's obligations and liabilities to you at any time existing under or in connection with any L/C Document or any Loan Document, Applicant grants to you a security interest in and to the following Collateral, whether or not any such Collateral is in your possession or control or the possession or control of your agents or correspondents or in transit to, or set apart for, you or your agents or correspondents, until such time as all Applicant's obligations and liabilities to you at any time existing under or in connection with each L/C Document and each Loan Document have been fully paid and discharged, all as security for such obligations and liabilities,
(a) all Applicant's property, claims, demands, right, title and interest in and to the balance of each of Applicant's deposit accounts with you now or at any time hereafter existing, and all evidences of such deposit accounts, (b) all Property belonging to Applicant or in which it may have an interest, now or at any time hereafter delivered, conveyed, transferred, assigned, pledged or paid to you or your agents or correspondents in any manner whatsoever, whether as security or for safekeeping or otherwise, including, without limitation, any items received for collection or transmission, and the proceeds of such items, whether or not such Property is in whole or in part released to Applicant on trust or bailee receipt or otherwise, and (c) where Applicant is more than one person or entity, all right, title and interest of each of Applicants in and to all the Property which any of Applicants may now or hereafter obtain as security for the obligations of any one or more of Applicants to one or more of the others of Applicants arising under or in connection with the transaction to which any Credit relates. Further, in addition to, and not in substitution for, any Property delivered, conveyed, transferred or assigned to you under any Loan Document as security for any or all of Applicant's obligations and liabilities to you at any time existing under or in connection with any L/C Document or any Loan Document, Applicant agrees to deliver, convey, transfer and assign to you on demand, as security, Property of a value and character satisfactory to you,
(i) if you at any time feel insecure about Applicant's ability or willingness to repay any amounts which you have paid or may pay in the future on any Demand or in honoring any other of your obligations under or in connection with any Credit, or (ii) without limiting the generality of the foregoing, if any temporary or permanent restraining order, preliminary or permanent injunction, or any other pretrial or permanent injunctive or similar relief is obtained restraining, prohibiting or enjoining you, any of your correspondents, or any advising, confirming, negotiating, paying or other bank from paying or negotiating any Demand or honoring any other obligation under or in connection with any Credit. Applicant agrees that the receipt by you or any of your agents or correspondents at any time of any kind of security, including, without limitation, cash, shall not be deemed a waiver of any of your rights or powers under this Agreement. Applicant agrees to sign and deliver to you on demand, all such deeds of trust, security agreements, financing statements and other documents as you shall at any time request which are necessary or desirable (in your sole opinion) to grant to you an effective and perfected security interest in and to any or all of the Collateral. Applicant agrees to pay all filing and recording fees related to the perfection of any security interest granted to you in accordance with this Section. Applicant hereby agrees that any or all of the Collateral may be held and disposed of as provided in this Agreement by you. Upon any transfer, sale, delivery, surrender or endorsement of any Document or Property which is or was part of the Collateral, Applicant will indemnify and hold you and your agents and correspondents harmless from and against each and every claim, demand, action or suit which may arise against you or any of your agents or correspondents by reason of such transfer, sale, delivery, surrender or endorsement.

       SECTION 11. INDEMNIFICATION. Except to the extent caused by your lack of good faith, and notwithstanding any other provision of this Agreement, Applicant agrees to reimburse and indemnify you for (a) all amounts paid by you to any

Beneficiary under or in connection with any guarantee or similar undertaking issued by such Beneficiary to a third party at Applicant's request, whether such request is communicated directly by Applicant or through you to such Beneficiary; and (b) all damages, losses, liabilities, actions, claims, suits, penalties, judgments, obligations, costs or expenses, of any kind whatsoever and howsoever caused, including, without limitation, attorneys' fees and interest, paid, suffered or incurred by, or imposed upon, you directly or indirectly arising out of or in connection with (i) any L/C Document, any Loan Document, any Document or any Property referred to in or related to any Credit; (ii) Applicant's failure to comply with any of its obligations under this Agreement;
(iii) the issuance of any Credit; (iv) the transfer of any Credit; (v) any guarantee or similar undertaking, or any transactions thereunder, issued by any Beneficiary to a third party at Applicant's request, whether such request is communicated directly by Applicant or through you to such Beneficiary; (vi) any communication made by you, on Applicant's instructions, to any Beneficiary requesting that such Beneficiary issue a guarantee or similar undertaking to a third party or the issuance of any such guarantee or similar undertaking; (vii) the collection of any amounts Applicant owes to you under or in connection with any L/C Document or any Loan Document; (viii) the foreclosure against, or other enforcement of, any Collateral; (ix) the protection, exercise or enforcement of your rights and remedies under or in connection with any L/C Document or any Loan Document; (x) any court decrees or orders, including, without limitation, temporary or permanent restraining orders, preliminary or permanent injunctions, or any other pretrial or permanent injunctive or similar relief, restraining, prohibiting or enjoining or seeking to restrain, prohibit or enjoin you, any of your correspondents or any advising, confirming, negotiating, paying or other bank from paying or negotiating any Demand or honoring any other obligation under or in connection with any Credit; or (xi) any Credit being governed by laws or rules other than the UCP in effect on the date such Credit is issued. The indemnity provided in this Section will survive the termination of this Agreement and the expiration or cancellation of any or all the Credits.

       SECTION 12. LIMITATION OF LIABILITY. Notwithstanding any other provision of this Agreement, neither you nor any of your agents or correspondents will have any liability to Applicant for any action, neglect or omission, if done in good faith, under or in connection with any L/C Document, Loan Document or Credit, including, without limitation, the issuance or any amendment of any Credit, the failure to issue or amend any Credit, or the honoring or dishonoring of any Demand under any Credit, and such good faith action, neglect or omission will bind Applicant. Notwithstanding any other provision of any L/C Document, in no event shall you or your officers or directors be liable or responsible, regardless of whether any claim is based on contract or tort, for (a) any special, consequential, indirect or incidental damages, including, without limitation, lost profits, arising out of or in connection with the issuance of any Credit or any action taken or not taken by you in connection with any L/C Document, any Loan Document, or any Document or Property referred to in or related to any Credit; (b) the honoring of any Demand in accordance with any order or directive of any court or government or regulatory body or entity requiring such honor despite any temporary restraining order, restraining order, preliminary injunction, permanent injunction or any type of pretrial or permanent injunctive relief or any similar relief, however named, restraining, prohibiting or enjoining such honor; (c) the dishonoring of any Demand in accordance with any legal or other restriction in force at the time and in the place of presentment or payment; (d) verifying the existence or reasonableness of any act or condition referenced, or any statement made, in connection with any drawing or presentment under any Credit; (e) the use which may be made of any Credit; (f) the validity of any purported transfer of any Credit or the identity of any purported transferee of any Beneficiary; (g) any acts or omissions of any Beneficiary or any other user of any Credit; (h) the form, validity, sufficiency, correctness, genuineness or legal effect of any Demand or any Document, or of any signatures or endorsements on any Demand or Document, even if any Demand or any Document should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (i) payment by you of any Demand when the Demand and any accompanying Documents appear on their face to comply substantially with the terms of the Credit to which they relate or dishonor by you of any Demand when the Demand and any accompanying Documents do not strictly comply on their face with the terms of the Credit to which they relate; (j) the failure of any Demand or Document to bear any reference or adequate reference to the Credit to which it relates; (k) the failure of any Document to accompany any Demand; (l) the failure of any person or entity to note the amount of any Demand on the Credit to which it relates or on any Document; (m) the failure of any person or entity to surrender or take up any Credit; (n) the failure of any Beneficiary to comply with the terms of any Credit or to meet the obligations of such Beneficiary to Applicant; (o) the failure of any person or entity to send or forward Documents if and as required by the terms of any Credit; (p) any errors, inaccuracies, omissions, interruptions or delays in transmission or delivery of any messages, directions or correspondence by mail, cable, telegraph, wireless or otherwise, whether or not they are in cipher; (q) any notice of nonrenewal of a Credit sent by you not being received on time or at any time by the Beneficiary of such Credit; (r) any inaccuracies in the translation of any messages, directions or correspondence;
(s) any Beneficiary's use of the proceeds of any Demand; (t) any Beneficiary's failure to repay to you or Applicant the proceeds of any Demand if the terms of any Credit require such repayment; or (u) any act, error, neglect, default, negligence, gross negligence, omission, willful misconduct, lack of good faith, insolvency or failure in business of any of your agents or correspondents or of any advising, confirming, negotiating, paying or other bank. The occurrence of any one or more of the contingencies referred to in the preceding sentence shall not affect, impair or prevent the vesting of your rights or powers under this Agreement or any Loan Document or Applicant's obligation to make reimbursement or payment to you under this Agreement or any Loan Document. The provisions of this Section will survive the termination of this Agreement and any Loan Documents and the expiration or cancellation of any or all the Credits.

       SECTION 13. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement: (a) Applicant's or any Guarantor's failure to pay any principal, interest, fee or other amount when due under or in connection with any L/C Document or any Loan Document; (b) Applicant's failure to deliver to you Property of a value and character satisfactory to you at any time you have demanded security from Applicant pursuant to Section 10 of this Agreement; (c) the occurrence and continuance of any default or defined event of default under any Loan Document or any other agreement, document or instrument signed or made by Applicant or any Guarantor in your favor; (d) Applicant's or any Guarantor's failure to perform or observe any term, covenant or agreement contained in this Agreement or any Loan Document (other than those referred to in subsections (a), (b) and (c) of this Section, or the breach of any other obligation owed by Applicant or any Guarantor to you, and any such failure or breach shall be impossible to remedy or shall remain unremedied for thirty (30) calendar days after such failure or breach occurs; (e) any representation, warranty or certification made or furnished by Applicant or any Guarantor under or in connection with any L/C Document, any Loan Document or any Collateral, or as an inducement to you to enter into any L/C Document or Loan Document or to accept any Collateral, shall be materially false, incorrect or incomplete when made; (f) any material provision of this Agreement or any Loan Document shall at any time for any reason cease to be valid and binding on Applicant or any Guarantor or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by Applicant, any Guarantor or any government agency or authority, or Applicant or any Guarantor shall deny that it has any or further liability or obligation under this Agreement or any Loan Document; (g) Applicant's or any Guarantor's failure to pay or perform when due any indebtedness or other obligation Applicant or such Guarantor has to any person or entity other than you if such failure gives the payee of such indebtedness or the beneficiary of the performance of such obligation the right to accelerate the time of payment of such indebtedness or the performance of such obligation; (h) any guarantee of, or any security covering, any of Applicant's indebtedness to you arising under or in connection with any L/C Document or any Loan Document fails to be in full force and effect at any time;
(i) any material adverse change in Applicant's or any Guarantor's financial condition; (j) Applicant or any Guarantor suspends the transaction of its usual business or is expelled or suspended from any exchange; (k) Applicant or any Guarantor dies or is incapacitated; (l) Applicant or any Guarantor dissolves or liquidates; (m) Applicant or any Guarantor is not generally paying its debts as they become due; (n) Applicant or any Guarantor becomes insolvent, however such insolvency may be evidenced, or Applicant or any Guarantor makes any general assignment for the benefit of creditors; (o) a petition is filed by or against Applicant or any Guarantor seeking Applicant's or such Guarantor's liquidation or reorganization under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or a similar action is brought by or against Applicant or any Guarantor under any federal, state or foreign law; (p) a proceeding is instituted by or against Applicant or any Guarantor for any relief under any bankruptcy, insolvency or other law relating to the relief of debtors, reorganization, readjustment or extension of indebtedness or composition with creditors; (q) a custodian or a receiver is appointed for, or a writ or order of attachment, execution or garnishment is issued, levied or made against, any of Applicant's or any Guarantor's Property or assets; (r) an application is made by any of Applicant's or any Guarantor's judgment creditors for an order directing you to pay over money or to deliver other of Applicant's or such Guarantor's Property; or (s) any government authority or any court takes possession of any substantial part of Applicant's or any Guarantor's Property or assets or assumes control over Applicant's or any Guarantor's affairs.

       SECTION 14. REMEDIES. Upon the occurrence and continuance of any Event of Default all amounts paid by you on any Demand which have not previously been repaid to you, together with all interest on such amounts, and the Unpaid and Undrawn Balance, if any, shall automatically be owing by Applicant to you and shall be due and payable by Applicant on demand without presentment or any other notice of any kind, including, without limitation, notice of nonperformance, notice of protest, protest, notice of dishonor, notice of intention to accelerate, or notice of acceleration, all of which are expressly waived by Applicant. Upon payment of the Unpaid and Undrawn Balance to you Applicant shall have no further legal or equitable interest therein, and you will not be required to segregate on your books or records the Unpaid and Undrawn Balance paid by Applicant. After you receive the Unpaid and Undrawn Balance, you agree to pay to Applicant, upon termination of all of your liability under all the Credits and Demands, a sum equal to the amount which has not been drawn under all the Credits less all amounts due and owing to you from Applicant under or in connection with the L/C Documents and the Loan Documents. Further, upon the occurrence and continuance of any Event of Default, you may sell immediately, without demand for payment, advertisement or notice to Applicant, all of which are hereby expressly waived, any and all Collateral, received or to be received, at private sale or public auction or at brokers' board or upon any exchange or otherwise, at your option, in such parcel or parcels, at such times and places, for such prices and upon such terms and conditions as you may deem proper, and you may apply the net proceeds of each sale, together with any sums due from you to Applicant, to the payment of any and all obligations and liabilities due from Applicant to you under or in connection with the L/C Documents and the Loan Documents, all without prejudice to your rights against Applicant with respect to any and all such obligations and liabilities which may be or remain unpaid. If any such sale be at brokers' board or at public auction or upon any exchange, you may yourself be a purchaser at such sale free from any right of redemption, which Applicant hereby expressly waive and release. All your rights and remedies existing under the L/C Documents and the Loan Documents are in addition to, and not exclusive of, any rights or remedies otherwise available to you under applicable law. In addition to any rights now or hereafter granted under applicable law, and not by way of limitation of any such rights, upon the occurrence and continuance of any Event of Default, Applicant hereby authorizes you at any time or from time to time, without notice to Applicant or to any other person (any such notice being hereby expressly waived by Applicant) and to the extent permitted by law, to appropriate and to apply any and all Applicant's deposits (general or special, including, without limitation, indebtedness evidenced by certificates of deposit) with you or elsewhere, whether matured or unmatured, and any other indebtedness at any time held or owing by you to or for Applicant's credit or its account, against and on account of Applicant's obligations and liabilities to you under or in connection with any of the L/C Documents or the Loan Documents, irrespective of whether or not you shall have made any demand for payment of any or all such obligations and liabilities or declared any or all such obligations and liabilities to be due and payable, and although any or all such obligations and liabilities shall be contingent or unmatured.

       SECTION 15. WAIVERS. No delay, extension of time, renewal, compromise or other indulgence which may occur or be granted by you under any L/C Document or any Loan Document shall impair your rights or powers under this Agreement or any Application. You shall not be deemed to have waived any of your rights under this Agreement or any Application unless such waiver is in writing signed by your authorized representative. No such waiver, unless expressly provided therein, shall be effective as to any transactions which occur subsequent to the date of such waiver or as to the continuance of any Event of Default after such waiver. No amendment or modification of this Agreement shall be effective unless it is in writing signed by Applicant's and your authorized representative(s).

       SECTION 16. AMENDMENTS AND MODIFICATIONS TO CREDITS. At Applicant's verbal or written request, or with Applicant's verbal or written consent, and without extinguishing or otherwise affecting Applicant's obligations under this Agreement or any Loan Document, you may with respect to any Credit, in writing or by any other action, but you will not be obligated to, (a) increase the amount of such Credit, (b) extend the time for, and amend or modify the terms and conditions governing, the making and honoring of any Demand or Document or any other terms and conditions of such Credit, or (c) waive the failure of any Demand or Document to comply with the terms of such Credit, and any Collateral pledged or granted to you in connection with such Credit will secure Applicant's obligations to you with respect to such Credit as amended, modified or waived. No amendment to, or modification of, the terms of any Credit will become effective if the Beneficiary of such Credit or any confirming bank objects to such amendment or modification. If any Credit is amended or modified in accordance with this Section, Applicant shall be bound by, and obligated under, the provisions of this Agreement with respect to such Credit as so amended or modified, and any action taken by you or any advising, confirming, negotiating, paying or other bank in accordance with such amendment or modification.

       SECTION 17. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement and each Application shall bind Applicant's heirs, executors, administrators, successors and assigns, and all rights, benefits and privileges conferred on you under or in connection with each L/C Document and each Loan Document shall be and hereby are extended to, conferred upon and may be enforced by your successors and assigns. Applicant will not assign this Agreement or Applicant's obligations or liabilities to you under or in connection with any L/C Document or Loan Document to any person or entity without your prior written approval.

       SECTION 18. GOVERNING LAW. This Agreement and each Application, and Applicant's and your performance under this Agreement and each Application, shall be governed by and be construed in accordance with the laws of the State of California. Unless you otherwise specifically agree in writing, each Credit, the opening of each Credit, the performance by you under each Credit, and the performance by the Beneficiary and any advising, confirming, negotiating, paying or other bank under each Credit, shall be governed by and be construed in accordance with the UCP in force on the date of the issuance of each Credit. In the event that any Credit issued pursuant to this Agreement states that it is governed by the laws of a jurisdiction other than the State of California, then your performance under such Credit shall be governed.

       SECTION 19. JURISDICTION AND SERVICE OF PROCESS. Any suit, action or proceeding against Applicant under or with respect to any L/C Document may, at your sole option, be brought in (a) the courts of the State of California, (b) the United States District Courts in California, (c) the courts of Applicant's jurisdiction of incorporation or principal office, or (d) the courts of the jurisdiction where any Beneficiary, any advising, confirming, negotiating, paying or other bank, or any other person or entity has brought any suit, action or proceeding against you with respect to any Credit or any Demand, and Applicant hereby submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment and waives any other preferential jurisdiction by reason of domicile. Applicant will accept joinder in any suit, action or proceeding brought in any court or jurisdiction against you by any Beneficiary, any advising, confirming, negotiating, paying or other bank or any other person or entity with respect to any Credit or any Demand. Applicant irrevocably waives trial by jury and any objection, including, without limitation, any objection of the laying of venue or any objection based on the grounds of forum non conveniens, which Applicant may now or hereafter have to the bringing of any such action or proceeding. Applicant further waives any right to transfer or change the venue of any suit, action or proceeding brought against Applicant by you under or in connection with any L/C Document. Applicant irrevocably consents to the service of process in any action or proceeding in any court by the mailing of copies thereof by registered or certified mail, postage prepaid, to Applicant at its address specified next to its signature on this Agreement or at such other address as Applicant shall have notified to you in writing, such service to be effective ten (10) days after such mailing.

       SECTION 20. JOINT APPLICANTS. If this Agreement is signed by more than one person and/or entity as an Applicant, this Agreement and the Applications shall be the joint and several agreement of all such persons and/or entities and that all references to "Applicant" or "Applicant's" in this Agreement and the Applications shall refer to all such persons and/or entities jointly and severally.

       SECTION 21. SEVERABILITY. Any provision of any L/C Document which is prohibited or unenforceable in any jurisdiction shall be, only as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability, but all the remaining provisions of such L/C Document and all the other L/C Documents shall remain valid.

       SECTION 22. HEADINGS. The headings used in this Agreement are for convenience of reference only and shall not define or limit the provisions of this Agreement.

       SECTION 23. CREDIT AGREEMENT. This Agreement and any related Application have been entered into pursuant to the Secured Credit Agreement dated August 8, 2007, among Applicant, as Borrower, Wells Fargo, as Agent, and other financial institutions (the "Credit Agreement"). For so long as the Credit Agreement remains in effect, the provisions of Sections 4, 5, 6, 9, 10, 13, 14, and 15 of this Agreement shall not be effective. In the event that the Credit Agreement is terminated and any Credit remains outstanding, then the provisions of Sections 4, 5, 6, 9, 10, 13, 14, and 15 hereof shall thereafter apply to all outstanding Credits until the obligations of the Applicant thereunder have been satisfied in full.

     ADDITIONAL PROVISIONS APPLICABLE IF THE APPLICANT IS LOCATED IN OREGON
     ----------------------------------------------------------------------

       Section Oregon 1. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY A LENDER AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT



EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

   ADDITIONAL PROVISIONS APPLICABLE IF THE APPLICANT IS LOCATED IN WASHINGTON
   --------------------------------------------------------------------------

       Section Washington 1. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

    ADDITIONAL PROVISIONS APPLICABLE IF THE APPLICANT IS LOCATED IN NEBRASKA
    ------------------------------------------------------------------------

       Section Nebraska 1. ENFORCEABILITY OF WRITTEN TERMS ONLY. A CREDIT AGREEMENT MUST BE IN WRITING TO BE ENFORCEABLE UNDER NEBRASKA LAW. TO PROTECT THE PARTIES FROM ANY MISUNDERSTANDINGS OR DISAPPOINTMENTS, ANY CONTRACT, PROMISE, UNDERTAKING OR OFFER TO FOREBEAR REPAYMENT OF MONEY OR TO MAKE ANY OTHER FINANCIAL ACCOMMODATION IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, OR ANY AMENDMENT OF, CANCELLATION OF, WAIVER OF, OR SUBSTITUTION FOR ANY OR ALL OF THE TERMS OR PROVISIONS OF ANY INSTRUMENT OR DOCUMENT EXECUTED IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, MUST BE IN WRITING TO BE EFFECTIVE.

      ADDITIONAL PROVISIONS APPLICABLE IF THE APPLICANT IS LOCATED IN IOWA
      --------------------------------------------------------------------

       Section Iowa 1. IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

      ADDITIONAL PROVISIONS APPLICABLE IF APPLICANT IS LOCATED IN MISSOURI
      --------------------------------------------------------------------

       ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THIS AGREEMENT. TO PROTECT YOU (BORROWER) AND US (LENDERS AND AGENT) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENT WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

       Section Iowa 2. By signing this Agreement, Applicant acknowledges receipt of a copy of this Agreement.

       This Agreement is signed by Applicant's duly authorized representative or representatives on the date specified below.


            ------------------------------------------------                     -------------------------------------------------
                          [Applicant's Name]                                                    [Applicant's Name]

       By:                                                                  By:
            ------------------------------------------------                     -------------------------------------------------
            ------------------------------------------------                     -------------------------------------------------

    Title:                                                               Title:
            ------------------------------------------------                     -------------------------------------------------
            ------------------------------------------------                     -------------------------------------------------
                               Signature                                                            Signature
  Address:                                                             Address:
            ------------------------------------------------                     -------------------------------------------------
            ------------------------------------------------                     -------------------------------------------------
            ------------------------------------------------                     -------------------------------------------------
     Date:                                                                Date:
            ------------------------------------------------                     -------------------------------------------------


                                                        EXHIBIT 1.1 F

                                                   LOAN COMMITMENT AMOUNTS


------------------------------------------------------------------------------------------------------------------------------------
                                 Revolving
                                  Credit
         Name                   Commitment               Initial
                                  Amount                Term Loan         Percentages               Notice Address
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank,             $32,500,000.00         $9,100,000.00        26.0000000%       MAC N2790-142
    National                                                                                100 South Hanley Road, Suite 1400
    Association, as a                                                                       St. Louis, Missouri 63105
    Bank                                                                                    Catherine M. Morrissey
                                                                                            Telecopier:(314) 863-6815

------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank,         $17,500,000.00         $4,900,000.00        14.0000000%       Commercial Banking
    N.A.                                                                                    JPMorgan Chase
                                                                                            IL1-1110
                                                                                            120 South LaSalle, 3rd Floor
                                                                                            Chicago,Illinois 60603
                                                                                            Attention: Kristin Paszcak
                                                                                            Telecopier: (312) 661-9511

------------------------------------------------------------------------------------------------------------------------------------
LaSalle Bank National         $17,500,000.00         $4,900,000.00        14.0000000%       One North Brentwood, Suite 950
    Association                                                                             Clayton, Missouri 63105
                                                                                            Attention: Robert J. Mathias
                                                                                            Telecopier: (314) 621-1612

------------------------------------------------------------------------------------------------------------------------------------
The Northern Trust            $10,000,000.00         $2,800,000.00        08.0000000%       50 South LaSalle Street, L-09
    Company                                                                                 Chicago, Illinois 60603
                                                                                            Attention: Lisa McDermott
                                                                                            Telecopier: (312) 444-4906

------------------------------------------------------------------------------------------------------------------------------------
Union Bank of                 $15,000,000.00         $4,200,000.00        12.0000000%       445 South Figureroa Street
    California, N.A.                                                                        Los Angeles, California 90071
                                                                                            Attention: Dennis A. Cattell
                                                                                            Telecopier: (213) 236-5548

------------------------------------------------------------------------------------------- ----------------------------------------
Fifth Third Bank              $15,000,000.00         $4,200,000.00        12.0000000%       222 South Riverside Plaza,
    (Chicago)                                                                                  33rd Floor
                                                                                            MD GRVR3B
                                                                                            Chicago, Illinois 60606
                                                                                            Attention: Peter Caligiuri
                                                                                            Telecopier: (312) 704-4115

------------------------------------------------------------------------------------------------------------------------------------
U.S. Bank National            $17,500,000.00         $4,900,000.00        14.0000000%       Correspondent Banking
    Association                                                                             One U.S. Bank Plaza
                                                                                            Mailcode: SL-MO-T11S
                                                                                            St. Louis, Missouri   63101
                                                                                            Attention:  Jaycee D. Greene, VP
                                                                                            Telecopier:  (314) 418-2173
------------------------------------------------------------------------------------------------------------------------------------


                                  EXHIBIT 1.1 G

                                 REVOLVING NOTE

$_________________                                           St. Louis, Missouri

                                                                 August 8, 2007

       For value received, the undersigned FIRST BANKS, INC., a Missouri corporation (the "Borrower"), hereby promises to pay on the Revolving Credit
Termination Date (as defined in the Credit Agreement, defined below), to the order of _____________, a _____________ (the "Lender"), at the office of Wells Fargo Bank, National Association, as agent (the "Agent") at Sixth Street and Marquette Avenue, Minneapolis, Minnesota, or at any other place designated at any time in accordance with the Credit Agreement (as hereinafter defined), in lawful money of the United States of America and in immediately available funds, the principal sum of up to _______________ Dollars ($______________) or, if
less, the aggregate unpaid principal amount of all Revolving Loans, as defined in the Credit Agreement, made by the Lender to the Borrower under the Secured Credit Agreement together with interest on the principal amount hereunder remaining unpaid from time to time (the "Principal Balance"), computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate determined from time to time under the Credit Agreement dated August 8, 2007 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement") by and among the Borrower, the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as Agent for the Lenders thereunder. This Note may be prepaid only in accordance with the Credit Agreement.

       This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is a "Revolving Note" referred to in the Credit Agreement.

       This Note is secured, among other things, pursuant to the several security agreements delivered pursuant to the Credit Agreement, and may now or hereafter be secured by one or more other security agreements or other instruments or agreements.

       The Borrower hereby agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

       Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                           FIRST BANKS, INC.

                                           By ________________________________
                                              Its ___________________________

                                  EXHIBIT 1.1 H

                         SAN FRANCISCO COMPANY GUARANTY

                                                                  August 8, 2007

       This Guaranty is made as of August 8, 2007 by the undersigned, THE SAN FRANCISCO COMPANY, a Delaware corporation, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the "Lenders" pursuant to the Secured Credit Agreement described below (the "Agent").

                                    RECITALS

       First Banks, Inc. (the "Borrower"), the Agent and certain financial institutions have executed a Secured Credit Agreement dated as of August 8, 2007, (the "Credit Agreement"), pursuant to which such financial institutions (the "Lenders") have agreed to lend up to $125,000,000 to the Borrower (with Borrower having the right to increase the credit facilities by an amount up to $25,000,000) and pursuant to which the Agent has agreed to issue up to $5,000,000 in face amount of standby letters of credit for the account of the Borrower.

       One condition to the Lenders' and Agent's commitment under the Credit Agreement is that the undersigned execute, deliver and perform this Guaranty, thereby guaranteeing the payment and performance of all debts, liabilities and obligations of the Borrower to the Agent and the Lenders arising out of the Credit Agreement and any extensions, renewals or replacements thereof (the "Indebtedness").

       Now, therefore, in consideration of the premises, the undersigned hereby agrees as follows:

       1. No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the undersigned or modify, reduce, limit, or release the liability of the undersigned hereunder.

       2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by the Agent, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Agent, or as to any renewals, extensions and refinancings thereof.

       3. If the undersigned shall be dissolved or shall be or become insolvent then the Agent shall have the right to declare immediately due and payable, and the undersigned will forthwith pay to the Agent, the full amount of all Indebtedness, whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

       4. The undersigned shall be liable for all Indebtedness, without any limitation as to amount, plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the undersigned hereunder. The Agent may apply any sums received by or available to the Agent on account of the Indebtedness from Borrower or any other person (except the undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the undersigned hereunder.

       5. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable to payment of the Indebtedness, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

       6. The undersigned will pay or reimburse the Agent for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy or insolvency proceedings.

       7. Whether or not any existing relationship between the undersigned and Borrower has been changed or ended and whether or not this Guaranty has been revoked, the Agent may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the undersigned and without any notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things (which the Agent is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or approval by the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness, (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Agent under ss. 1111(b)(2) of the United States Bankruptcy Code.

       8. The undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Agent any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Agent to Borrower or any such other person, whether or not on account of a related transaction. The undersigned expressly agrees that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

       9. The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Agent shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

       10. If any payment applied by the Agent to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

       11. The liability of the undersigned under this Guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the undersigned as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

       12. This Guaranty shall be effective upon delivery to the Agent, without further act, condition or acceptance by the Agent, shall be binding upon the undersigned and the successors and assigns of the undersigned and shall inure to the benefit of the Agent and the Lenders and their respective participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and the Agent. This Guaranty shall be governed by the laws of the State of Missouri. The undersigned waives notice of the Agent's acceptance hereof and waives the right to a trial by jury in any action based on or pertaining to this Guaranty.

       13. This Guaranty, and each and all of the undersigned's obligations hereunder, is secured by that certain San Francisco Company Security Agreement of even date herewith, as hereafter amended, modified and supplemented and may now be secured by one or more other security agreements or other instruments or agreements.

       In witness whereof, the undersigned has executed this Guaranty as of the day and year first above written.



                                            THE SAN FRANCISCO COMPANY

                                            By _________________________________
                                               Its _____________________________

                                  EXHIBIT 1.1 I

                    SAN FRANCISCO COMPANY SECURITY AGREEMENT

       This Agreement is made as of August 8, 2007, by and between THE SAN FRANCISCO COMPANY, a Delaware Corporation ("Debtor") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the "Lenders" pursuant to the Secured Credit Agreement described below ("Secured Party").

                                    RECITALS

       First Banks, Inc., a Missouri corporation (the "Borrower"), Secured Party and certain financial institutions have executed a Secured Credit Agreement dated as of August 8, 2007, (the "Credit Agreement"), pursuant to which such financial institutions (the "Lenders") have agreed to lend up to $125,000,000 to Borrower (with Borrower having the right to increase the credit facilities by an amount up to $25,000,000) and pursuant to which Secured Party has agreed to issue up to $5,000,000 in face amount of standby letters of credit for the account of Borrower.

       One condition to the Lenders' and Secured Party's commitments under the Credit Agreement is that Debtor execute, deliver and perform this Agreement, thereby granting a security interest to Secured Party, as agent for the Lenders, in the Collateral described herein for the purpose of securing all "Indebtedness", as that term is defined in that certain Guaranty of even date herewith given by Debtor for the benefit of Secured Party (the "Guaranty").

       Now,  therefore,   in  consideration  of  the  premises  and  the  mutual
agreements herein set forth, the parties hereto hereby agree as follows:

       1. Security Interest and Collateral. To secure the prompt and complete payment and performance of both said Indebtedness and any and all obligations of Debtor arising under or on account of this Agreement (collectively the "Secured Obligations"), Debtor hereby grants Secured Party (for its own account and as agent for the Lenders) a security interest (the "Security Interest") in (i) all of the capital stock of First Bank, a Missouri state bank, owned by Debtor, and (ii) any capital stock that Debtor may hereafter acquire and deliver to Secured Party pursuant to Section 8.8 of the Credit Agreement, and (iii) all proceeds of such capital stock and all other rights in connection with such property (collectively the "Collateral").

       2. Representations, Warranties and Covenants. Debtor represents, warrants and covenants that:

               (a) Debtor will join with Secured Party in taking any action required by Secured Party in order to perfect the Security Interest and to protect the rights and priorities of Secured Party with respect to the Collateral. To that end, Debtor has delivered to Secured Party certificates representing all of the shares of capital stock constituting Collateral and executed and delivered one blank stock power for each such certificate. Debtor will, at Secured Party's request at any one or more times (i) duly endorse, in blank, each and every additional security certificate and instrument constituting Collateral by signing on such certificate or instrument or by signing a separate document of assignment or transfer and delivery to Secured Party each and every such additional security certificate and instrument; (ii) join with Secured Party in executing any instructions or agreements with securities intermediaries for the purpose of obtaining control of any investment property that may hereafter constitute Collateral; and (iii) instruct the issuer of any security that may hereafter constitute Collateral to register such security in the name of Secured Party.

               (b) Debtor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions except the Security Interest and any restrictive legend appearing on any security certificate or any instrument constituting Collateral.

               (c) Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.

               (d) Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

               (e) Debtor will upon receipt deliver to Secured Party all investment property distributed on account of Collateral, such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations. The Security Interest shall attach to all such proceeds.

       3. Events of Default. The occurrence of any Event of Default under the Credit Agreement shall be an Event of Default hereunder.

       4. Remedies Upon Event of Default. Upon the occurrence of an Event of Default and during the continuance thereof, Secured Party may exercise any one or more of the rights and remedies specified in the Credit Agreement or in the Guaranty, and also any one or more of the following rights or remedies: (i) notify the obligor on or issuer of any Collateral or any securities intermediary to make payment to Secured Party of any amounts due or distributable on any Collateral, (ii) receive and keep in its possession or under its control subject to the Security Interest all proceeds of Collateral, except that any money received from the Collateral may, at Secured Party's option, be applied in reduction of the Secured Obligations; (iii) exercise all voting and other rights as a holder of any Collateral; (iv) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including the right to (A) order any securities intermediary to sell any Collateral on any established market or over the counter or to cause any Collateral to be redeemed; (B) give any transfer or redemption order to any issuer of Collateral; or (C) offer and sell Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on any certificates representing Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action; and (v) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against any Collateral, against Debtor or against any other person or property.

       5. Secured Party's Duties. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral, or in the case of Collateral in the custody or possession of a securities intermediary or other third person, exercises reasonable care in the selection of the securities intermediary or other third person and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. Regardless of the manner in which Secured Party chooses to exercise control over Collateral (whether by possession, by agreement with an issuer or Securities Intermediary, by transferring security entitlements into its own account, or otherwise), Secured Party shall not be deemed to be under any obligation to Debtor, whether as fiduciary, trustee, agent or otherwise, except the duty of good faith, the duties specifically imposed upon Secured Party by this Agreement, and the duties imposed upon it as a secured party by Articles 1, 8 and 9 of the Uniform Commercial Code, as in effect in Missouri.

       6. Miscellaneous. Any disposition of Collateral in the manner provided in
Section 4 shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at the address set forth following its signature on the signature page of this Agreement or at the most recent address shown on Secured Party's records. Debtor will reimburse Secured Party for all expenses (including reasonable attorneys' fees and legal expenses) incurred by Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. This Agreement shall be governed by the internal laws of the State of Missouri and, unless the context otherwise requires, all terms used herein which are defined in Articles 1, 8 and 9 of the Uniform Commercial Code, as in effect in Missouri, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or
prescribed  hereby.  All  representations  and  warranties   contained  in  this
Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Secured Obligations.

       IN WITNESS WHEREOF, Debtor has executed this Agreement as of the day first above written.

                                          THE SAN FRANCISCO COMPANY

Address:



                                          By
------------------------------------        ------------------------------------

                                            Its
------------------------------------           ---------------------------------


------------------------------------

                                  EXHIBIT 1.1 J

                                 SWINGLINE NOTE

$                                                            St. Louis, Missouri
 --------------------------
                                                                 August 8, 2007


       For value received, the undersigned FIRST BANKS, INC., a Missouri corporation (the "Borrower"), hereby promises to the order of Wells Fargo Bank, National Association (the "Swingline Lender"), at the office of the Swingline Lender at Sixth Street and Marquette Avenue, Minneapolis, Minnesota, or at any other place designated at any time in accordance with the Credit Agreement (as hereinafter defined), in lawful money of the United States of America and in immediately available funds, the principal sum of up to $ ($ ) or, if less, the aggregate unpaid principal amount of all Swingline Loans, as defined in the Credit Agreement, made by the Swingline Lender to the Borrower under the Credit Agreement together with interest on the principal amount hereunder remaining unpaid from time to time (the "Principal Balance"), computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the Floating Rate, as defined under the Secured
Credit Agreement, dated as of August 8, 2007 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders signatory thereto and Wells Fargo Bank, National Association, as Agent for the Lenders thereunder. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.


       The full Principal Balance of all then outstanding Swingline Loans, together with all accrued and unpaid interest thereon shall be due and payable on the next to occur following a Swingline Loan of the fifteenth (15th) day of the month (or the next Bank Business Day if such day is a Saturday, Sunday, United States national holiday or other day on which banks in Minnesota are permitted or required by law to close) and the last Bank Business Day of the month, commencing August 15, 2007.


       This Note is issued pursuant, and is subject, to the Credit Agreement. This Note is a "Swingline Note" referred to in the Credit Agreement.


       This Note is secured, among other things, pursuant to the several security agreements delivered pursuant to the Credit Agreement, and may now or hereafter be secured by one or more other security agreements or other instruments or agreements.


       The Borrower hereby agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

       Presentment or other demand for payment, notice of dishonor and protest are expressly waived.


         BORROWER:                                FIRST BANKS, INC.





                                                  By ___________________________


                                                  Its __________________________

                                  EXHIBIT 2.2.1

                               NOTICE OF BORROWING

       Pursuant to Section 2.2.1 of that certain Secured Credit Agreement dated as of August 8, 2007, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among First Banks, Inc., a Missouri corporation (the "Borrower"), the financial institutions listed therein as Lenders (the "Lenders"), and Wells Fargo Bank, National Association, as Agent (the "Agent"), this represents Borrower's request to borrow as follows:

           1.  Date of borrowing:
               ------------------  ----------------------, ---------

           2.  Amount of borrowing: $
               -------------------  ------------------------

           3.  Type of Loans: [Revolving Loans] [Term Loan]
               -------------

           4.  Interest rate option:
               --------------------

               [ ] a.  Floating Rate Loan(s)

               [ ] b. Eurodollar Rate Loans with an initial Interest Period of month(s)
       --------

           The proceeds of such Loans are to be deposited in an account designated by the Borrower at First Bank or in such other manner as the Agent and the Borrower may agree in writing.

           The undersigned officer, to the best of his or her knowledge, and Borrower certify that:

           (i) With respect to Loans, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; provided, that, if a
                                                          --------
representation and warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded for purposes of this condition;

           (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute a Default or an Event of Default.




DATED:                                 FIRST BANKS, INC.
      ------------------

                                       By:
                                          --------------------------------------


                                       Title:
                                              ----------------------------------

                                  EXHIBIT 2.2.2

                        NOTICE OF CONVERSION/CONTINUATION

       Pursuant to Section 2.2.2 of that certain Secured Credit Agreement dated as of August 8, 2007, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among First Banks, Inc., a Missouri corporation (the "Borrower"), the financial
institutions  listed  therein  as  Lenders,   and  Wells  Fargo  Bank,  National
Association, as Agent (the "Agent"), this represents Borrower's request to convert or continue Loans as follows:

                1.   Date of conversion/continuation: ________________,_______

                2.   Amount of Loans being converted/continued: $_______________

                3. Type of Loans being converted/continued: [Revolving Loans] [Term Loan]

                4.   Nature of conversion/continuation:

                     [ ] a. Conversion of Floating Rate Loans to Eurodollar Rate
                            Loans

                     [ ] b. Continuation of Eurodollar Rate Loans as such

                5. If Loans are being continued as or converted to Eurodollar Rate Loans, the duration of the new Interest Period that commences on the conversion/continuation date: _______________ month(s)

               In the case of a conversion to or continuation of Eurodollar Rate Loans, the undersigned officer, to the best of his or her knowledge, and Borrower certify that no Default or Event of Default has occurred and is continuing.

DATED:  ____________________             FIRST BANKS, INC.


                                         By: ___________________________________



                                         Title: ________________________________

                                  EXHIBIT 2.2.3

                             PERMISSIBLE SECURITIES



The following qualify as "Permissible Securities:"

                                                            Valuation Percentage
                                                            --------------------

A. Cash                                                             100%

B. (x) Negotiable debt obligations issued by the U.S. Treasury Department or the Government National Mortgage Association ("Ginnie Mae"), or (y) mortgage-backed securities issued by Ginnie Mae (but with respect to either (x) or (y) excluding interest only or principal only stripped securities, securities representing residual interests in mortgage pools, and securities that are not listed on a national securities exchange or regularly quoted in a national quotation service) and in each case having a remaining maturity of:

       (i)    less than one year                                    100%

       (ii)   one year or greater but less than 10 years             98%

       (iii)  ten years or longer                                    95%

C. (x) Negotiable debt obligations issued by the Federal Home Loan Mortgage Association ("Freddie Mac") or (y) mortgage-backed securities issued by Freddie Mac but excluding interest only or principal only stripped securities, securities representing residual interests in mortgage pools, and securities that are not listed on a national securities exchange or regularly quoted in a
national quotation service.                                               95%

                                  EXHIBIT 2.4.1

                          NOTICE OF SWINGLINE BORROWING

       Pursuant to Section 2.4.1 of that certain Secured Credit Agreement dated as of August 8, 2007, as the same may be amended, supplemented or otherwise modified to the date hereof (said Secured Credit Agreement, as so amended, supplemented or otherwise modified, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among First Banks, Inc., a Missouri corporation (the
"Borrower"), the financial institutions listed therein as Lenders (the "Lenders"), and Wells Fargo Bank, National Association, as Agent (the "Agent"), this represents Borrower's request to borrow as follows:

           1.  Amount of Swingline Borrowing:  $
               -----------------------------    --------------------

           2.  Date of Swingline Borrowing:
               --------------------------- --------------------, -------

           The proceeds of such Advance are to be deposited in an account designated by the Borrower at First Bank or in such other manner as the Agent and the Borrower may agree in writing.

       The undersigned officer, to the best of his or her knowledge, and Borrower certify to Swingline Lender and the Lenders that:

           (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; provided, that, if a representation and
                                         --------
warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded for purposes of this condition; and

           (ii) No event has occurred and is continuing or would result from the
consummation  of  the  Swingline   Borrowing   contemplated  hereby  that  would
constitute a Default or an Event of Default.


DATED:                                       FIRST BANKS, INC.
      ------------------------

                                             By:
                                                --------------------------------

                                             Title:
                                                   -----------------------------

                                  EXHIBIT 2.5.2

                                TERM LOAN NOTICE

       Pursuant to Section 2.5.2 of that certain Secured Credit Agreement dated as of August 8, 2007, as the same may be amended, supplemented or otherwise modified to the date hereof (said Secured Credit Agreement, as so amended, supplemented or otherwise modified, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among First Banks, Inc., a Missouri corporation (the "Borrower"), the financial institutions listed therein as Lenders, and Wells Fargo Bank, National Association, as Agent (the "Agent"), this represents Borrower's request to convert the following portion of the Outstanding Revolving Loan to an Additional Term Loan as follows:

          1.   Effective date of the Additional  Term Loan:  __________________,
               _______

          2.   Amount of the Additional Term Loan: $___________________

          3. Portion of the outstanding Revolving Loans to which such Additional Term Loan is to be applied, including the interest rate(s) currently applicable thereto:
________________________________________________________________________________

          3. If the Eurodollar rate is applicable to any portion of the related Revolving Loan:

               a.   The  Interest  Period that has been  selected by Borrower at
                    inception        of       the       related        Revolving
                    Loan:__________________________

               b.   The  duration  of  the  Interest   Period  for  the  related
                    Revolving Loan: _______________ month(s)

               c. The expiration of the Interest Period for the related Revolving Loan: __________________, __________

          4. If the Eurodollar rate is applicable to any portion of the related initial Advance:

               a.   The  Interest  Period that has been  selected by Borrower at
                    inception        of        the        related        initial
                    Advance:__________________________

               b.   The duration of the Interest  Period for the related initial
                    Advance: _______________ month(s)

               c. The expiration of the Interest Period for the related initial Advance: __________________, __________

       The undersigned officer, to the best of his or her knowledge, and Borrower certify to the Lenders that:

             (i)   The  representations  and warranties  contained in the Credit
Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; provided, that, if a representation and
                                         --------
warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded for purposes of this condition; and

              (ii) No event has occurred and is continuing or would result from the consummation of the conversion of the above described portion of the Outstanding Revolving Loan to an Additional Term Loan that would constitute a Default or an Event of Default.

DATED:                                 FIRST BANKS, INC.
       ---------------------


                                       By:
                                           ---------------------------------

                                       Title:
                                              ------------------------------

                                   EXHIBIT 8.9

                         NOTICE OF PERMITTED ACQUISITION

       This Notice is being submitted on this ___ day of ________, 200__, pursuant to Section 8.9 of the Secured Credit Agreement dated as of August 8, 2007, as the same may be amended, supplemented or otherwise modified to the date hereof (the "Credit Agreement"), by and among Wells Fargo Bank, National Association (the "Agent"), the Lenders that are parties thereto, and First Banks, Inc., as Borrower. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

       The undersigned officer of the Borrower hereby notifies the Lenders that [the Borrower] [_________ (name of Subsidiary)] has entered into an agreement to purchase [______% of the voting common stock] [all of the assets of the business] [all of the assets of the ____ branch(s)] of __________________________________ (name and organizational details of acquired entity). A brief description of the transaction, including the form of the acquisition, amount and nature of the consideration, and expected date of completion, is attached to this Notice as Annex A.

         The undersigned officer hereby certifies to the Lenders that:

         A. The representations and warranties contained in Article VII of the Credit Agreement are correct as of the date hereof and will be correct after giving effect to the proposed acquisition, except to the extent that the same relate specifically to an earlier date; and

         B. No Default or Event of Default has occurred and is continuing, or will occur as a result of the proposed acquisition.

         This will confirm that promptly upon request of Agent or any Lender, First Banks, Inc. will provide to the Agent copies of any applications to regulatory agencies submitted in connection with the proposed acquisition.

         Signed as of the day and year first above written.

                                             FIRST BANKS, INC.


                                             By_________________________________
                                                    [name and office held]

                                 EXHIBIT 2.1.2 A

                         FORM OF REQUEST FOR INCREASE IN
                     TOTAL REVOLVING LOAN COMMITMENT AMOUNT

Wells Fargo Bank, N.A., Agent
Attention: Catherine M. Morrissey
MAC N2790-142
100 South Hanley Road, Suite 1400
St. Louis, Missouri 63105

Dear Ms. Morrissey:

       Reference is made to that certain Secured Credit Agreement dated as of August 8, 2007, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among First Banks, Inc., a Missouri corporation (the "Borrower"), the financial institutions listed therein as Lenders (the "Lenders"), and Wells Fargo Bank, National Association, as Agent (the "Agent"). Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

       In accordance with Section 2.1.2 of the Credit Agreement, the Borrower hereby requests an increase in the aggregate Total Revolving Loan Commitment Amount from $_______________ to $_______________ (the "Increase"), pursuant to this "Request for Increase in the Total Revolving Loan Commitment Amount." (The Total Revolving Loan Commitment Amount may not exceed $150,000,000; minimum aggregate increase is Ten Million Dollars ($10,000,000) and thereafter in multiples of Five Million Dollars ($5,000,000).) The requested effective date of the Increase is ____________________ (at least 30 days from date of request).

       The Borrower hereby certifies that as of the date hereof and the effective date of the Increase:

       (a) attached hereto as Exhibit A is a true, complete and correct copy of the resolutions, duly adopted by the board of directors of the Borrower and certified by the [Secretary] [Assistant Secretary] of the Borrower, authorizing the Increase and such resolutions have not been amended, modified, rescinded or revoked since their adoption, and remain in full force and effect;

       (b) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; and

       (c) no Default, Event of Default, or event or condition which, with the giving of any notice and/or the passage of time would constitute a Default or Event of Default, has occurred and is continuing, and none will occur as a result of the Increase.

       Dated as of ________________________, 200__.

       BORROWER:                               FIRST BANKS, INC.

                                               By: _____________________________


                                               Title: __________________________

                           ACKNOWLEDGEMENT AND CONSENT

       The San Francisco Company hereby acknowledges and consents to the above and foregoing Request for Increase in the Total Revolving Loan Commitment Amount, dated as of ________________________, 200__, and agrees that any and all of its obligations under or on account of the Loan Documents are and remain in full force and effect unaffected by or on account of the Secured Credit Agreement, as of August 8, 2007.

                                      THE SAN FRANCISCO COMPANY, a
                                      Delaware Corporation

                                      By:_______________________________________
                                      Printed Name:_____________________________
(SEAL)                                Title: ___________________________________

                                 EXHIBIT 2.1.2 B

                     FORM OF REQUEST FOR CONSENT TO INCREASE

Wells Fargo Bank, N.A., Agent
Attention: Catherine M. Morrissey
MAC N2790-142
100 South Hanley Road, Suite 1400
St. Louis, Missouri 63105

Dear Ms. Morrissey:

       Reference is made to that certain Secured Credit Agreement dated as of August 8, 2007, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among First Banks, Inc., a Missouri corporation (the "Borrower"), the financial institutions listed therein as Lenders (the "Lenders"), and Wells Fargo Bank, National Association, as Agent (the "Agent"). Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

       In accordance with Section 2.1.2 of the Credit Agreement, we hereby give you notice of, and request your consent to, the assumption by [insert Lender name] (the "Increasing Lender"), a Lender, on [insert date] of an increased Revolving Credit Commitment Amount in the amount of $_______________, pursuant to this "Request for Consent to Increase."

       IN WITNESS WHEREOF, the Borrower and the Increasing Lender have caused this request to be executed by their respective duly authorized officials, officers or agents as of ________________________, 200__.

       BORROWER:                           FIRST BANKS, INC.

                                           By:__________________________________

                                           Title:_______________________________


       INCREASING LENDER:
                                           By:__________________________________

                                           Title:_______________________________

                           ACKNOWLEDGEMENT AND CONSENT

       The San Francisco Company hereby acknowledges and consents to the above and foregoing Request for Consent to Increase, dated as of ________________________, 200__, and agrees that any and all of its obligations under or on account of the Loan Documents are and remain in full force and effect unaffected by or on account of the Secured Credit Agreement as of August 8, 2007.

                                      THE SAN FRANCISCO COMPANY, a
                                      Delaware Corporation

                                      By:_______________________________________

                                      Printed Name:_____________________________

(SEAL)                                Title:____________________________________

                                 EXHIBIT 2.1.2 C

                      FORM OF REQUEST FOR ADDITIONAL LENDER

Wells Fargo Bank, N.A., Agent
Attention: Catherine M. Morrissey
MAC N2790-142
100 South Hanley Road, Suite 1400
St. Louis, Missouri 63105

Dear Ms. Morrissey:

       Reference is made to that certain Secured Credit Agreement dated as of August 8, 2007, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among First Banks, Inc., a Missouri corporation (the "Borrower"), the financial institutions listed therein as Lenders (the "Lenders"), and Wells Fargo Bank, National Association, as Agent (the "Agent"). Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

       In accordance with Section 2.1.2 of the Credit Agreement, we hereby give you notice of, and request your consent to, the assumption on [insert date], by [insert new Lender name] (the "Additional Lender") of a Revolving Credit Commitment Amount in the amount of $____________ and all related rights, benefits, obligations, liabilities and indemnities of a Lender under and in connection with the Credit Agreement, pursuant to this "Request for Additional Lender."

       After giving effect to such assumption, the Additional Lender shall have ___% of the aggregate amount of the Total Revolving Loan Commitment Amount, or $__________.

       The Additional Lender agrees that, upon receiving the consent of the Agent to such assumption, the Additional Lender will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Additional Lender were a Lender originally holding such interest in the Credit Agreement.

       Attached to this Request for Additional Lender as Attachment A is a completed administrative questionnaire, in the form supplied by Agent, setting forth the administrative details for the Additional Lender.

       IN WITNESS WHEREOF, the Borrower and the Additional Lender have caused this request to be executed by their respective duly authorized officials, officers or agents as of ________________________, 200__.

       BORROWER:                                   FIRST BANKS, INC.

                                                   By:__________________________

                                                   Title:_______________________


       ADDITIONAL LENDER:

                                                    By:_________________________

                                                    Title:______________________



                           ACKNOWLEDGEMENT AND CONSENT

       The San Francisco Company hereby acknowledges and consents to the above and foregoing Request for Additional Lender, dated as of ________________________, 200__, and agrees that any and all of its obligations under or on account of the Loan Documents are and remain in full force and effect unaffected by or on account of the Secured Credit Agreement as of August 8, 2007.

                                      THE SAN FRANCISCO COMPANY, a
                                      Delaware Corporation

                                      By:_______________________________________
                                      Printed Name:_____________________________
(SEAL)                                Title:____________________________________


                               SCHEDULE 7.4


                        SUBSIDIARIES OF FIRST BANKS, INC.

             Subsidiary                                            Owner                 Ownership Percentage
             ----------                                            -----                 --------------------

     The San Francisco Company                               First Banks, Inc.                  100.00%

     First Bank Statutory Trust                              First Banks, Inc.                  100.00%

     First Bank Statutory Trust II                           First Banks, Inc.                  100.00%

     First Bank Statutory Trust III                          First Banks, Inc.                  100.00%

     First Bank Statutory Trust IV                           First Banks, Inc.                  100.00%

     First Bank Statutory Trust V                            First Banks, Inc.                  100.00%

     First Bank Statutory Trust VI                           First Banks, Inc.                  100.00%

     First Bank Statutory Trust VII                          First Banks, Inc.                  100.00%

     First Bank Statutory Trust VIII                         First Banks, Inc.                  100.00%

     Royal Oaks Capital Trust I                              First Banks, Inc.                  100.00%

     First Preferred Capital Trust IV                        First Banks, Inc.                  100.00%

     First Bank                                          The San Francisco Company              100.00%

     Adrian N. Baker & Company                                  First Bank                      100.00%

     First Bank Business Capital, Inc.                          First Bank                      100.00%

     First Land Trustee Corp.                                   First Bank                      100.00%

     Missouri Valley Partners, Inc.                             First Bank                      100.00%

     Small Business Loan Source LLC                             First Bank                       76.00%

     Small Business Loan Source Funding Corp.                   First Bank                      100.00%

     Universal Premium Acceptance Corporation                   First Bank                      100.00%

     UPAC of California, Inc.                                Universal Premium                  100.00%

                                                           Acceptance Corporation


                                  SCHEDULE 7.7
                                   LITIGATION

                                      None.

                                  SCHEDULE 9.1
                                 EXISTING LIENS

                                      None.

                                  SCHEDULE 9.2
                                  INDEBTEDNESS

       In June 2005, Small Business Loan Source LLC ("SBLS LLC") executed a Multi-Party Agreement by and among SBLS LLC, First Bank, Colson Services Corp. and the United States Small Business Administration (the "SBA"), and a Loan and Security Agreement by and among First Bank and the SBA (collectively, the "Agreement") that provided a $50.0 million warehouse line of credit for loan funding purposes. The Agreement provided for an initial maturity date of June 30, 2008, which was extended on June 15, 2006 by First Bank to June 30, 2009. Interest was payable monthly, in arrears, on the outstanding balances at a rate equal to First Bank's prime lending rate minus 50 basis points. On March 1, 2007, SBLS LLC modified the Agreement with First Bank. The primary modifications to the structure of the financing arrangement include (a) an increase in the warehouse line of credit from $50.0 million to $60.0 million; and (b) interest is payable monthly, in arrears, on the outstanding balances at a rate equal to First Bank's prime lending rate minus 50 basis points, with the option of electing to have a portion of the outstanding principal balance in amounts not greater than $40.0 million, in minimum increments of $500,000, bear interest at a fixed rate per annum equal to the one-month London Interbank Offering Rate ("LIBOR") plus 215 basis points, the three-month LIBOR plus 215 basis points or the long-term interest rate swap rate plus 215 basis points, provided that no more than three fixed-rate interest periods may be in effect at any given time and no interest period may extend beyond the maturity date. Advances under the Agreement are secured by the assignment of the majority of the assets of SBLS LLC. The balance of advances outstanding under the Agreement was $51.8 million at June 30, 2007. Interest expense recorded under the Agreement by SBLS LLC for the six months ended June 30, 2007 was $1.9 million.

       In May 2007, Universal Premium Acceptance Corporation, a wholly owned subsidiary of First Bank, executed a Promissory Note payable to First Bank that provides a $150.0 million unsecured revolving line of credit for loan funding and other general corporate purposes and has a maturity date of May 31, 2008. The Promissory Note represents a renewal of the previous promissory note executed in May 2006 that matured in May 2007. Interest is payable monthly, in arrears, on the outstanding balances at a varying rate per annum which is forty
(40) basis points less than the Ninety-Day LIBOR (but may not exceed the maximum rate of non-usurious interest allowed from time to time by law, hereinafter called the "Highest Lawful Rate"), with adjustments in such varying rate to be made on the first day of each quarterly period beginning on October 1, 2006, and adjustments due to changes in the Highest Lawful Rate to be made on the effective date of any change in the Highest Lawful Rate. The balance of advances outstanding under the Promissory Note was $131.7 million at June 30, 2007. Interest expense recorded on the Promissory Note by Universal Premium Acceptance Corporation for the six months June 30, 2007 was $3.5 million.

                                  SCHEDULE 9.3
                                   GUARANTIES

       In October 2000, First Banks, Inc. ("First Banks") entered into two continuing guaranty contracts. For value received, and for the purpose of inducing a pension fund and its trustees and a welfare fund and its trustees (the Funds) to conduct business with Missouri Valley Partners, Inc. (MVP), First Bank's institutional investment management subsidiary, First Banks irrevocably and unconditionally guaranteed payment of and promised to pay to each of the Funds any amounts up to the sum of $5.0 million to the extent MVP is liable to the Funds for a breach of the Investment Management Agreements (including the Investment Policy Statement and Investment Guidelines), by and between MVP and the Funds and/or any violation of the Employee Retirement Income Security Act by MVP resulting in liability to the Funds. The guaranties are continuing guaranties of all obligations that may arise for transactions occurring prior to termination of the Investment Management Agreements and are coexistent with the term of the Investment Management Agreements. The Investment Management Agreements have no specified term but may be terminated at any time upon written notice by the Trustees or, at First Banks' option, upon thirty days written notice to the Trustees. In the event of termination of the Investment Management Agreements, such termination shall have no effect on the liability of First Banks with respect to obligations incurred before such termination. The obligations of First Banks are joint and several with those of MVP. First Banks does not have any recourse provisions that would enable it to recover from third parties any amounts paid under the contracts nor does First Banks hold any assets as collateral that, upon occurrence of a required payment under the contract, could be liquidated to recover all or a portion of the amount(s) paid. At June 30, 2007, First Banks had not recorded a liability for the obligations associated with these guaranty contracts as the likelihood that First Banks will be required to make payments under the contracts is remote.